Federated Mini-Cap Fund

(A Portfolio of Federated Index Trust)

Institutional Shares

PROSPECTUS

The Institutional Shares of Federated Mini-Cap Fund (the "Fund") offered by this prospectus represent interests in the Fund, which is an investment portfolio in Federated Index Trust (the "Trust"), an open-end, management investment company (a mutual fund). The investment objective of the Fund is to seek to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks comprising the small-stock capitalization sector of the United States equity market.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information for Institutional and Class C Shares, dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, or a paper copy of this prospectus if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund, is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated December 31, 1997

TABLE OF CONTENTS

 Summary of Fund Expenses                            1
 Financial Highlights                                2
 General Information                                 3
  Calling the Fund                                   3
 Investment Information                              3
  Investment Objective                               3
  Investment Policies                                3
  Investment Risks                                   5
  Investment Limitations                             5
 Federated Index Trust Information                   6
  Management of the Trust                            6
  Distribution of Institutional Shares               8
  Administration of the Fund                         8
  Expenses of the Fund and Institutional Shares      8
 Net Asset Value                                     9
 Investing in the Fund                               9
  Share Purchases                                    9
  Minimum Investment Required                        9
  What Shares Cost                                   9
  Exchanging Securities for Fund Shares              9
  Confirmations and Account Statements              10
  Dividends                                         10
  Capital Gains                                     10
 Redeeming Shares                                   10
  Telephone Redemption                              10
  Written Requests                                  10
  Accounts with Low Balances                        11
 Shareholder Information                            11
  Voting Rights                                     11
 Tax Information                                    11
  Federal Income Tax                                11
  State and Local Taxes                             11
 Performance Information                            11
 Other Classes of Shares                            12
 Financial Statements                               13
 Report of Ernst & Young LLP, Independent Auditors  78

SUMMARY OF FUND EXPENSE

INSTITUTIONAL SHARES
SHAREHOLDER TRANSACTION EXPENSES
        Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed on Reinvested Dividends (as a
percentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original purchase
   price or redemption proceeds, as applicable)                                             None
Redemption Fee (as a percentage of amount redeemed, if applicable)                          None
Exchange Fee                                                                                None
 ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
Management Fee                                                                             0.50%
12b-1 Fee                                                                                   None
Total Other Expenses                                                                       0.32%
   Shareholder Services Fee (after waiver)(1)                                    0.12%
Total Operating Expenses(2)                                                                0.82%

(1) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(2) The total operating expenses in the table above are based on expenses expected during the fiscal year ending October 31, 1998. The total operating expenses were 0.76% for the fiscal year ended October 31, 1997, and would have been 0.94% absent the voluntary waiver of a portion of the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Federated Index Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE
 You would pay the following expenses on a $1,000 investment, assuming (1) 5%
 annual return and (2) redemption at the end of each time period.
1 Year                                                                       $  8
3 Years                                                                      $ 26
5 Years                                                                      $ 46
10 Years                                                                     $101

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Ernst & Young, LLP, Independent Auditors, on page 78.

                                                                   YEAR ENDED OCTOBER 31,
                                                    1997      1996      1995     1994     1993   1992(A)
 NET ASSET VALUE, BEGINNING OF PERIOD               $14.39    $13.33    $11.65   $12.66   $10.39  $10.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                              0.15      0.16      0.15     0.11     0.17    0.02
   Net realized and unrealized gain on                3.51      1.78      1.74    (0.23)    2.27    0.38
 investments and futures contracts
   Total from investment operations                   3.66      1.94      1.89    (0.12)    2.44    0.40
 LESS DISTRIBUTIONS
   Distributions from net investment income          (0.14)    (0.16)    (0.14)   (0.11)   (0.17)  (0.01)
   Distributions from net realized gain (loss) on    (1.23)    (0.72)    (0.07)   (0.78)      --      --
    investments and futures contracts
   Total distributions                               (1.37)    (0.88)    (0.21)   (0.89)   (0.17)  (0.01)
 NET ASSET VALUE, END OF PERIOD                     $16.68    $14.39    $13.33   $11.65   $12.66  $10.39
 TOTAL RETURN(B)                                     27.54%    15.09%    16.44%   (0.91%)  23.73%   4.00%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                           0.76%     0.74%     0.75%    0.73%    0.37%   0.00%
   Net investment income                              0.96%     1.14%     1.23%    0.98%    1.48%   2.04%*
   Expense waiver/reimbursement(c)                    0.18%     0.23%     0.05%    0.11%    0.86%   0.87%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)        $150,470  $144,690  $132,399  $98,441  $76,139  $7,751
   Average commission rate paid(d)                 $0.0398   $0.0277        --       --       --      --
   Portfolio turnover                                   52%       42%       42%      32%      48%      1%

* Computed on an annualized basis.

(a) Reflects operations for the period from August 10, 1992 (commencement of operations) to October 31, 1992.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 30, 1990. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") has established two classes of shares of the Fund known as Institutional Shares and Class C Shares. This prospectus relates only to the Institutional Shares of the Fund. Institutional Shares ("Shares") are designed primarily for institutions investing on behalf of their customers. The minimum initial investment for Institutional Shares is $25,000 over a 90-day period.

The Fund's current net asset value and offering price may be found in the mutual funds section of local newspapers under "Federated" and the appropriate class designation listing.

CALLING THE FUND

Call the Fund at 1-800-341-7400.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investment results that generally correspond to the aggregate price and dividend performance of the approximately 2,000 publicly traded common stocks that are ranked in terms of capitalization below the top 1,000 stocks that comprise the large and mid-range capitalization sector of the United States equity market. The investment objective of the Fund cannot be changed without the approval of shareholders. These stocks comprise the Russell 2000 Index (the "Index"), an index of small capitalization stocks. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

The Fund is neither affiliated with nor promoted, sponsored, or endorsed by the Frank Russell Company. Frank Russell's only relationship to the Fund is the licensing of the use of the Index. Frank Russell Company is the owner of the trademarks and copyrights relating to the Index. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. RussellTM is a trademark of the Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

INVESTMENT POLICIES

The investment policies described below may be changed by the Board of Trustees ("Trustees") without shareholder approval. Shareholders will be notified before any material changes in these policies become effective.

The Fund pursues its investment objective by investing primarily in a pool of securities that will duplicate the investment characteristics of the Index. Under normal market circumstances, the Fund will invest at least 80% of its assets in the common stocks included in the Index.

In pursuit of its investment objective, the Fund uses a "passive" versus an "active" investment approach. In the case of a fund using an active investment approach, the fund would be managed by buying and selling securities based upon economic, financial, and market analysis as well as active investment judgment. In contrast, the Fund uses a passive approach that attempts to approximate the investment performance of the Index. Stocks are selected for inclusion in the Fund's portfolio in the order of their contribution to the Fund's market capitalization, industry and fundamental characteristics. Thus, small stocks with the highest market capitalizations will comprise the highest percentage of the Fund's investment portfolio, and those with the lowest market capitalizations will comprise the lowest percentage of the Fund's investment portfolio.

The Fund will not attempt to duplicate or approximate the composition of the Index, although at least 80% of the assets comprising the Fund's portfolio will be invested in stocks included in the Index. It is expected that by investing in a pool of the issues that comprise the Index, the Fund's portfolio will closely resemble the characteristics of the small stock capitalization sector of the United States equity market. It is also anticipated that the Fund's performance will achieve at least a 95% correlation to the performance of the Index, even though the Fund will not, and does not seek to, duplicate the Index's performance precisely.

The Russell 2000 Index is reconstituted annually, through a ranking of the total market value of public stocks, at the end of the second calendar quarter. The Fund is also reconstituted at that time to match the Index. This annual reconstitution significantly affects turnover and transaction costs. During the year, the Fund is also adjusted as changes occur in the Index. Despite this trading activity to track the Index, portfolio turnover is expected to be below that of most actively managed small stock funds. Therefore, the accompanying costs, including accounting costs, brokerage fees, custodial expenses, and transfer taxes are expected to be lower as well.

In order to accommodate cash flows into and out of the Fund's portfolio, the Fund may enter into stock index futures contracts, options, and options on futures contracts. This will allow the Fund to simultaneously maximize the level of the Fund assets used to track the performance of the small stock capitalization sector of the United States equity market. The Fund can sell futures contracts and options in order to close out a previously established position. The Fund will not enter into stock index futures contracts, options, and options on futures contracts for speculative purposes.

ACCEPTABLE INVESTMENTS

Under normal market circumstances, the Fund will invest 80% of its assets in stocks that comprise the Index. In addition, the Fund may hold cash reserves which may, for other than defensive purposes, be invested in, but not limited to, the following:

  U.S. GOVERNMENT SECURITIES

  The Fund is permitted to invest in U.S. government securities which are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities include, but are not limited to:

  * direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;
  * notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;
  * notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and
  * notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

REPURCHASE AGREEMENTS

The U.S. government securities and other securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements pursuant to which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed-upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

MONEY MARKET INSTRUMENTS

The Fund may also invest in:

   * commercial paper; and
   * instruments of domestic banks and savings associations (such as certificates of deposit and bankers' acceptances).

STOCK INDEX FUTURES AND OPTIONS

The Fund may utilize stock index futures contracts, options, and options on futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the Fund's total assets. Also, the Fund will not purchase options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions. These futures contracts and options will be used to handle cash flows into and out of the Fund and to potentially reduce transactional costs, since transactional costs associated with futures and options contracts can be lower than costs stemming from direct investments in stocks.

There are several risks accompanying the utilization of futures contracts to effectively anticipate market transactions. First, positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

In view of these considerations, the Fund will comply with the following restrictions when purchasing and selling futures contracts. First, the Fund will not participate in futures transactions if the sum of its initial margin deposits on open contracts will exceed 5% of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts into which it has entered. Second, the Fund will not enter into these contracts for speculative purposes. Third, since the Fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in the commodities futures or commodity options markets. In this regard, the Fund will disclose to all prospective investors the limitations on its futures and options transactions, and will make clear that these transactions are entered into only for bona fide hedging purposes or such other purposes permitted under regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Also, the Fund intends to claim an exclusion from registration as a commodity pool operator under the regulations promulgated by the CFTC.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend its portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the managers have determined are creditworthy under guidelines established by the Trustees. The Fund will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase short-term U.S. government securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the managers deem it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVESTMENT RISKS

As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time, and the United States equity market tends to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease. However, because the Fund invests primarily in small capitalization stocks, there are some additional risk factors associated with investments in the Fund. In particular, stocks in the small capitalization sector of the United States equity market have historically been more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's 500 Composite Stock Price Index. This is because, among other things, small companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, the stocks of small companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of small companies may decline in price as the price of large company stocks rises or vice versa. Therefore, investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the Standard & Poor's 500 Composite Stock Price Index.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for at least a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval. The following investment limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this policy becomes effective.

The Fund will not invest more than 15% of its net assets in securities that are illiquid.

FEDERATED INDEX TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the business affairs of the Trust and for exercising all of the powers of the Trust except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Trustees' responsibilities between meetings of the Trustees.

FUND'S MANAGER

Federated Management serves as the Fund's manager (the "Manager"). The Trust has entered into a management contract (the "Management Contract") with the Manager, which, in turn, has entered into a sub-management contract (the "Sub-Management Contract") with ANB Investment Management and Trust Company ("ANB" or the "Sub-Manager") (ANB and the Manager are collectively referred to herein as "Managers"). It is the Manager's responsibility to select the Sub-Manager, subject to the review and approval of the Trustees, and to review and evaluate the Sub-Manager's continued performance. The Manager is also responsible for providing administrative services to the Fund.

Subject to the supervision and direction of the Trustees, the Manager provides to the Fund investment management evaluation services principally by performing initial due diligence on the Sub-Manager for the Fund and thereafter monitoring and evaluating the performance of the Sub-Manager through quantitative and qualitative analyses. In addition, the Manager conducts periodic in-person, telephonic, and written consultations with the Sub-Manager. In initially evaluating the Sub-Manager, the Manager considered, among other factors, the Sub-Manager's level of expertise; relative performance over a minimum period of five years; level of efficiency; level of adherence to investment discipline or philosophy; personnel, facilities, and financial strength; and quality of service and client communications. On an ongoing basis, the Manager is responsible for communicating performance expectations and evaluations to the Sub-Manager; monitoring tracking errors; monitoring and analyzing the use of futures contracts; monitoring the futures holdings of the Fund as a percentage of Fund assets; monitoring market timing in the Fund; discussing with the Sub-Manager the portfolio sampling techniques employed by the Sub-Manager; defining with the Sub-Manager the universe of stocks that comprise the small capitalization sector of the United States equity market; and ultimately recommending to the Trustees whether the Sub-Management Contract should be renewed, modified, or terminated. The Manager provides written reports to the Trustees regarding the results of its evaluation and monitoring functions. In addition, the Manager is responsible for providing the Fund with administrative services, including, but not limited to, shareholder servicing and certain legal and accounting services. The Manager is also responsible for conducting all operations of the Fund, except those operations contracted to the Sub-Manager, custodian, transfer agent, and dividend disbursing agent. As described below, the Manager receives an annual fee from the Fund for performing its responsibilities under the Management Contract.

  MANAGEMENT FEES

  The Fund's Manager receives an annual management fee equal to 0.50% of the Fund's average daily net assets. Under the Management Contract, which provides for the voluntary waiver of the management fee by the Manager, the Manager will voluntarily waive some or all of the management fee. The Manager can terminate this voluntary waiver of some or all of its management fee at any time in its sole discretion.

  MANAGER'S BACKGROUND

  Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors. Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the Manager have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

SUB-MANAGER

Under the terms of the Sub-Management Contract between the Manager and ANB, ANB serves as the Fund's Sub-Manager. The Sub-Manager will develop, maintain and run the computer program designed to determine which securities will be purchased and sold so as to replicate the composition of the Index to the extent feasible, and, subject to the Manager's oversight has complete discretion to purchase and sell portfolio securities for the Fund within the Fund's investment objective, restrictions and policies.

SUB-MANAGEMENT FEES

For its services under the Sub-Management Contract, ANB receives an annual fee from the Manager of 0.065% of the Fund's average daily net assets. This fee is paid by the Manager out of its resources and is not an incremental Fund expense. No performance or incentive fees are paid to the Sub-Manager.

SUB-MANAGER'S BACKGROUND

ANB, incorporated in the State of Illinois on July 1, 1988, is a registered investment adviser under the Investment Advisers Act of 1940. ANB is a wholly owned subsidiary of First Chicago Investment Management Company which, in turn, is an indirect wholly owned subsidiary of First Chicago NBD Corporation. It serves as investment adviser principally to corporate defined benefit and defined contribution plans which have, as of June 30, 1997, placed approximately $28.7 billion in assets with ANB. Since 1973, when American National Bank and Trust Company of Chicago introduced its first commingled equity index fund, ANB has developed and managed a family of equity and bond index funds in which some 200 nationwide non-financial institution clients invest. In total, ANB manages 72 commingled/common trust funds. On October 3, 1997, First Chicago NBD Corporation announced an agreement to sell ANB to Northern Trust Corporation ("Northern Trust"). The Fund anticipates that on December 31, 1997, but no later than January 2, 1998, First Chicago Investment Company will have closed the sale of ANB to Northern Trust. After the closing, ANB will be a wholly owned subsidiary of Northern Trust or one of its subsidiaries and is expected to change its name to Northern Quantitative Advisors, Inc. The Manager has recommended that ANB continue as Sub-Manager after the expected sale.

If the sale takes place, the subadvisory contract between the Manager and ANB will terminate by its terms and a new contract will have to be approved by the Trustees and the shareholders. The Board of Trustees of the Fund approved a new contract with ANB on November 20, 1997. Shareholders will be asked to approve the arrangement before February 28, 1998. Because the contract would terminate prior to a shareholder meeting and vote, the Fund will pursue exemptive relief from the Securities and Exchange Commission (the "SEC") before the closing in order to permit ANB to continue as Sub-Manager. If the closing, SEC exemptive relief, and shareholder approval do not occur before March 1, 1998, shareholders will be notified, and the Manager will assume its responsibility to conduct all advisory activities.

Northern Trust is a bank holding company and one of the country's largest trust institutions, with subsidiaries located across the United States and in several international locations. At the end of the third quarter of 1997, total assets of Northern Trust were $26.9 billion and trust assets under administration were $1 trillion.

Also, since 1990, ANB has served as Sub-Manager for the Federated Max-Cap Fund (formerly the S&P 500 Fund), which is another portfolio of the Trust. ANB also serves as Sub-Manager for the Federated Mid-Cap Fund, another portfolio of the Trust.

DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of Shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational, and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Manager or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides the Manager with the administrative personnel and services necessary to provide shareholder servicing and certain legal and accounting services.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Managers look for prompt execution of the order at a favorable price. In working with dealers, the Managers will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Managers may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. The Managers make decisions on portfolio transactions and select brokers and dealers, subject to review by the Trustees.

EXPENSES OF THE FUND AND INSTITUTIONAL SHARES

Holders of Shares pay their allocable portion of Trust and Fund expenses.

The Trust expenses for which holders of Shares pay their allocable portion include, but are not limited to the cost of: organizing the Trust and continuing its existence; registering the Trust with federal and state securities authorities; Trustees' fees; auditors' fees; meetings of Trustees and shareholders and proxy solitations therefore; legal fees of the Trust; association membership dues; and such non-recurring and extraordinary items as may arise from time to time.

The Fund expenses for which holders of Shares pay their allocable portion include, but are not limited to: registering the portfolio and Shares of the portfolio; investment advisory services; taxes and commissions; custodian fees; insurance premiums; auditors' fees; and such non-recurring and extraordinary items as may arise from time to time.

At present, the only expenses which are allocated specifically to Shares as a class are expenses under the Trust's Shareholder Services Agreement. However, the Trustees reserve the right to allocate certain other expenses to holders of Shares as they deem appropriate ("Class Expenses"). In any case, Class Expenses would be limited to: transfer agent fees as identified by the transfer agent as attributable to holders of Shares; printing and postage expenses relating to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders; registration fees paid to the Securities and Exchange Commission and to state securitites commissions; expenses related to administrative personnel and services as required to support holders of Shares; and Trustees' fees incurred as a result of issues relating solely to Shares.

NET ASSET VALUE

The Fund's net asset value ("NAV") per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The NAV for Shares and Class C Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which shareholders of a particular class are entitled.The NAV for Shares is determined by subtracting liabilities attributable to Institutional Shares from the value of Fund assets attributable to Institutional Shares and dividing the remainder by the number of Institutional Shares outstanding.

INVESTING IN THE FUND

SHARE PURCHASES

Shares of the Fund are sold on days on which the New York Stock Exchange is open. Shares of the Fund may be purchased either by wire or mail. To purchase shares of the Fund, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

BY WIRE

To purchase Shares of the Fund by Federal Reserve wire, call the Fund to place an order. Shareholders have until 4:00 p.m. (Eastern time) to call the Fund for settlement on the next business day. The order is considered received immediately. Payment by federal funds must be received before 4:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to:
Federated Index Trust, Federated Mini-Cap Fund-Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL

To purchase Shares of the Fund by mail, send a check made payable to Federated Index Trust, Federated Mini-Cap Fund-Institutional Shares, to the Fund's transfer agent, Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received when payment by check is converted into federal funds.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $25,000. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An investor's minimum investment will be calculated by combining all accounts that the institution maintains with the Fund.

WHAT SHARES COST

Fund Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Fund Shares through a financial intermediary may be charged a service fee by that financial intermediary.

The net asset value is determined as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on:
(i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

EXCHANGING SECURITIES FOR FUND SHARES

Investors may exchange certain securities or a combination of securities and cash for Shares of the Fund. The securities and any cash must have a market value of at least $25,000. The Trust reserves the right to determine the acceptability of securities to be exchanged. On the day the securities are accepted by the Trust, they are valued in the same manner as the Trust values its assets.

Investors wishing to exchange securities should first contact Federated Securities Corp.

Shares purchased by exchange of securities cannot be redeemed by telephone for five business days to allow time for the transfer to settle.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

DIVIDENDS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing to the Fund, dividends are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING SHARES

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Investors who redeem Shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made by telephone request or written request.

TELEPHONE REDEMPTION

Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). The proceeds will normally be wired the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time, the Fund determines it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. An authorization form permitting State Street Bank or the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered, such as by "Written Requests."

If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

WRITTEN REQUESTS

Fund Shares may also be redeemed by sending a written request to the Fund. Call the Fund for specific instructions before redeeming by written request. The shareholder will be asked to provide in the request his name, the Fund and share class name, his account number, and the Share or dollar amount requested. All owners of the account must sign the request exactly as the Shares are registered. If Share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail.

SIGNATURES

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have their signatures guaranteed by:

   * a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation("FDIC");
   * a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchange;
   * a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or
   * any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT

Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's net asset value.

Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio or class in the Trust have equal voting rights, except that in matters affecting only a praticular Fund or class, only Shares of that Fund class are entitled to vote.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operations and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series of the Trust.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios, if any, will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional Shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held their Shares.

STATE AND LOCAL TAXES

In the opinion of Houston, Donnelly & Meck, counsel to the Trust, Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time the Fund advertises its total return and yield for Institutional Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Institutional Shares after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Institutional Shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Institutional Shares over a thirty-day period by the offering price per share of each class on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Institutional Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The Institutional Shares of the Fund are sold without any sales load or other similar non-recurring charges.

Total return and yield will be calculated separately for Institutional Shares and Class C Shares.

From time to time, advertisements for Institutional Shares of the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the performance of Institutional Shares to certain indices.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Class C Shares.

Class C Shares are sold at net asset value to customers of financial institutions and are subject to a minimum initial investment of $10,000, a 12b-1 Plan, and a Shareholder Services Agreement.

Financial institutions and brokers providing sales and/or administrative services may receive different compensation depending upon which class of shares of the Fund is sold.

Institutional Shares and Class C Shares are subject to certain of the same expenses, however, Class C Shares are sold subject to a contingent deferred sales charge imposed on shares redeemed within one year of purchase. Expense differences between Institutional Shares and Class C Shares may affect the performance of each class.

The stated management fee is the same for both classes of shares.

To obtain more information and a prospectus for Class C Shares investors may call 1-800-341-7400 or contact their financial intermediary.

PORTFOLIO OF INVESTMENTS

FEDERATED MINI-CAP FUND

OCTOBER 31, 1997

       SHARES                                                                            VALUE

 *COMMON STOCKS--93.6%
 BASIC INDUSTRY--6.1%
                 500 (a)AEP Industries, Inc.                                         $       16,000
               3,700 AK Steel Holding Corp.                                                 155,863
               2,700 AMCOL International Corp.                                               55,688
               3,000 Albany International Corp., Class A                                     73,125
               3,600 Albemarle Corp.                                                         87,300
               7,900 (a)Amax Gold, Inc.                                                      39,006
                 700 Ameron, Inc.                                                            47,775
                 900 (a)Amscan Holdings, Inc.                                                14,400
               2,900 Aptargroup, Inc.                                                       159,319
              15,400 (a)Armco, Inc.                                                          88,550
               4,500 BMC Industries, Inc.                                                   144,844
               4,900 Ball Corp.                                                             171,500
               2,400 (a)Barnett, Inc.                                                        49,500
               4,800 Birmingham Steel Corp.                                                  79,800
               3,300 Brady (W.H.) Co.                                                       105,600
               2,500 Brush Wellman, Inc.                                                     60,156
               2,300 (a)Buckeye Cellulose Corp.                                              95,450
              10,000 (a)Burlington Industries, Inc.                                         149,375
               3,200 CalMat Co.                                                              80,600
               5,700 Calgon Carbon Corp.                                                     67,331
               1,850 Cambrex Corp.                                                           88,684
               4,000 Caraustar Industries, Inc.                                             137,500
               1,400 (a)Carbide/Graphite Group, Inc.                                         49,875
               3,200 Carpenter Technology Corp.                                             154,800
               1,800 Centex Construction Products, Inc.                                      55,800
               3,300 Century Aluminium Co.                                                   51,975
                 800 Chaparral Steel Co.                                                     12,100
               1,400 Chemed Corp.                                                            56,700
               3,400 Chesapeake Corp.                                                       107,738
                 400 (a)Christiana Companies, Inc.                                           16,950
               1,700 Cleveland Cliffs, Inc.                                                  73,844
               3,600 Coeur d'Alene Mines Corp.                                               37,350

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 BASIC INDUSTRY--CONTINUED
               9,900 (a)Collins & Aikman Corp.                                       $       95,906
               1,800 Columbus McKinnion Corporation                                          42,975
               3,900 (a)Cone Mills Corp.                                                     33,881
               1,200 Culp, Inc.                                                              22,800
               4,800 Dekalb Genetics Corp., Class B                                         172,200
               4,598 Delta & Pine Land Co.                                                  171,276
               2,000 Deltic Timber Corp.                                                     56,375
               3,800 Dexter Corp.                                                           149,150
               3,200 Donaldson Company, Inc.                                                162,000
               1,400 Elcor Corp.                                                             51,188
               2,000 (a)Embrace Systems Corp.                                                 1,000
                 700 Fab Industries, Inc.                                                    21,000
               4,200 Ferro Corp.                                                            157,238
               1,100 Florida Rock Industries, Inc.                                           60,500
               2,300 (a)Foamex International, Inc.                                           26,594
               2,300 Fuller (H.B.) Co.                                                      108,675
               1,500 Furon Co.                                                               57,188
               1,900 (a)Galey & Lord, Inc.                                                   34,913
               8,600 (a)Gaylord Container Corp.                                              56,975
               1,800 General Chemical Group, Inc.                                            52,875
               3,800 Geon Co.                                                                82,413
               5,500 Georgia Gulf Corp.                                                     165,000
               4,358 (a)Getchell Gold Corp.                                                 156,888
               1,500 (a)Giant Cement Holding, Inc.                                           36,375
               4,200 Glatfelter (P.H.) Co.                                                   82,950
               2,300 Greif Brothers Corp., Class A                                           80,213
               3,100 Guilford Mills, Inc.                                                    74,013
               7,300 Hanna (M.A.) Co.                                                       187,975
               9,000 (a)Hecla Mining Co.                                                     46,125
               6,900 (a)Imation Corp.                                                       147,488
               1,800 Imco Recycling, Inc.                                                    32,738
               2,700 (a)Ionics, Inc.                                                        103,444
               2,900 J&L Specialty Steel, Inc.                                               36,613
               3,500 (a)Kaiser Aluminum Corp.                                                43,969

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 BASIC INDUSTRY--CONTINUED
               5,100 Lawter International, Inc.                                      $       57,056
               1,550 Learonal                                                                37,975
               3,650 Lilly Industrial, Inc., Class A                                         69,122
                 700 Liqui Box Corp.                                                         26,075
               1,800 Lone Star Industries, Inc.                                              98,888
               3,400 (a)Lone Star Technologies, Inc.                                        129,838
               8,400 Longview Fibre Co.                                                     133,350
               2,400 Lukens, Inc.                                                            43,200
               2,700 (a)Lydall, Inc.                                                         55,350
               1,000 MacDermid, Inc.                                                         73,000
               2,500 (a)Material Sciences Corp.                                              37,188
                 900 (a)Maxxam, Inc.                                                         47,363
               1,000 (a)McWhorter Technologies, Inc.                                         25,813
               2,700 Medusa Corp.                                                           114,075
                 600 Mine Safety Appliances Co.                                              42,300
               3,700 Minerals Technologies, Inc.                                            153,088
               4,569 Mississippi Chemical Corp.                                              83,955
               2,229 Mosinee Paper Corp.                                                     62,969
               2,700 (a)Mycogen Corp.                                                        57,375
                 500 NCH, Corp.                                                              33,500
               3,900 (a)NL Industries, Inc.                                                  65,081
               3,500 (a)National Steel Corp., Class B                                        57,750
               3,550 OM Group, Inc.                                                         134,013
               3,600 Oregon Steel Mills                                                      75,825
               4,996 (a)Paxar Corp.                                                          84,932
               4,600 (a)Polymer Group, Inc.                                                  44,563
               2,200 Pope & Talbot, Inc.                                                     36,575
                 700 Puerto Rican Cement Co., Inc.                                           27,869
               2,300 Quanex Corp.                                                            63,538
               1,500 Republic Group, Inc.                                                    28,125
               5,450 Rock-Tenn Co.                                                          109,334
               1,200 (a)Rogers Corp.                                                         49,650
               1,100 Rouge Industries, Inc., Class A                                         17,325
               5,900 Schulman (A.), Inc.                                                    132,750

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 BASIC INDUSTRY--CONTINUED
               2,400 (a)Shorewood Packaging Corp.                                    $       59,400
               3,100 (a)Silgan Holdings, Inc.                                               109,275
               3,600 Southdown, Inc.                                                        199,350
               2,200 Spartech Corp.                                                          34,925
               2,100 Springs Industries, Inc., Class A                                       97,388
               6,000 (a)Steel Dynamics, Inc.                                                127,500
               1,400 Stepen Chemical Co.                                                     38,413
               3,000 (a)Stillwater Mining Co.                                                62,250
               1,400 (a)Synthetic Industries, Inc.                                           39,200
               1,400 Tejon Ranch Co.                                                         39,988
               6,600 Terra Industries, Inc.                                                  80,438
               3,400 Texas Industries, Inc.                                                 161,288
               2,700 (a)Titanium Metals Corp.                                                84,375
                 700 (a)Tremont Corp.                                                        38,194
               1,800 (a)U.S. Can Corp.                                                       29,025
               2,000 Universal Forest Products, Inc.                                         30,000
               4,575 Wausau Paper Mills Co.                                                  92,358
               4,500 Wellman, Inc.                                                           91,406
               1,700 (a)Zoltek Cos., Inc.                                                    80,751
                         TOTAL                                                            9,199,745
 CONSUMER DURABLES--4.5%
               6,700 (a)Acclaim Entertainment, Inc.                                          24,497
               2,100 (a)Action Performance Cos., Inc.                                        53,813
               1,900 (a)Activision, Inc.                                                     27,788
               2,800 (a)Aftermarket Technology Co.                                           56,700
               1,225 (a)American Homestar Corp.                                              27,563
               4,500 Apogee Enterprises, Inc.                                               107,438
               3,550 Arctic Cat, Inc.                                                        41,713
               3,500 Arvin Industries, Inc.                                                 131,031
               1,100 (a)Avatar Holdings, Inc.                                                34,650
               1,700 Barnes Group, Inc.                                                      44,413
               2,100 Bassett Furniture Industries, Inc.                                      58,800
               2,200 Breed Technologies, Inc.                                                48,538
               3,400 (a)Broderbund Software, Inc.                                            98,600

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 CONSUMER DURABLES--CONTINUED
               1,300 Bush Industries, Inc., Class A                                  $       33,719
               2,600 CLARCOR, Inc.                                                           74,588
               4,300 Carlisle Cos., Inc.                                                    185,975
               2,500 (a)Castle & Cooke, Inc.                                                 44,531
               7,872 (a)Champion Enterprises, Inc.                                          138,252
               2,500 Coachmen Industries, Inc.                                               49,688
               1,500 (a)Coleman Co., Inc.                                                    22,406
               1,700 Cross (A.T.) Co., Class A                                               17,213
               4,150 (a)Culligan Water Technologies                                         176,894
               3,254 D. R. Horton, Inc.                                                      48,810
               3,200 (a)Department 56, Inc.                                                  96,600
               4,500 Ethan Allen Interiors, Inc.                                            159,469
               1,600 Excel Industries, Inc.                                                  28,500
               2,700 Exide Corp.                                                             62,944
               3,150 (a)Fairfield Communities, Inc.                                         138,403
               5,000 Fedders Corp.                                                           30,000
               5,700 Federal-Mogul Corp.                                                    241,181
               4,600 Fleetwood Enterprises, Inc.                                            139,438
                 900 (a)Fossil, Inc.                                                         17,100
               8,500 (a)Furniture Brands International, Inc.                                142,375
               4,200 (a)GT Interactive Software                                              41,475
               5,700 (a)Gentex Corp.                                                        139,650
               3,020 Harman International Industries, Inc.                                  163,080
               2,100 Huffy Corp.                                                             33,206
               6,300 Jostens, Inc.                                                          146,869
               2,317 K2, Inc.                                                                58,649
               6,300 Kaufman & Broad Homes Corp.                                            134,269
               2,600 La-Z Boy Chair Co.                                                      97,175
               4,300 Lennar Corp.                                                           174,956
               2,900 (a)Lewis Galoob Toys, Inc.                                              38,244
               2,500 Libbey, Inc.                                                            93,438
               3,100 (a)Lo-Jack Corp.                                                        43,013
               3,300 Mascotech, Inc.                                                         62,700
               1,100 Matthews International Corp., Class A                                   46,750

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 CONSUMER DURABLES--CONTINUED
               4,600 (a)MicroProse, Inc.                                             $      $29,900
               1,500 Mikasa, Inc.                                                            20,813
               3,500 (a)Mohawk Industries, Inc.                                             107,625
               2,342 Myers Industries, Inc.                                                  41,126
               1,700 (a)NVR, Inc.                                                            37,188
                 900 National Presto Industries, Inc.                                        34,819
               2,400 (a)O'Sullivan Industries Holdings, Inc.                                 33,300
               3,200 (a)Oakley, Inc.                                                         31,600
               7,500 Oakwood Homes Corp.                                                    197,344
               1,500 Oneida Ltd.                                                             51,188
               2,100 (a)Pacific Greystone Corp.                                              38,850
               2,350 (a)Palm Harbor Homes, Inc.                                              62,863
               3,000 (a)Panavision, Inc.                                                     74,813
                 800 Pillowtex Corp.                                                         21,800
               4,300 Polaris Industries Partners, L.P., Class A                             130,881
               2,400 Pulte Corp.                                                             89,700
               1,500 (a)RockShox, Inc.                                                       13,500
               3,800 (a)Royal Appliance Manufacturing                                        29,925
               1,700 Russ Berrie & Co., Inc.                                                 46,325
               2,500 Ryland Group, Inc.                                                      44,688
               2,200 SPX Corp.                                                              143,550
               2,600 (a)Samsonite Corp.                                                     120,575
               4,100 (a)Scotts Co.                                                          109,675
               2,600 Simpson Industries, Inc.                                                30,875
               1,400 Skyline Corp.                                                           40,600
               2,100 Smith (A.O.) Corp.                                                      87,019
               4,000 (a)Sola International, Inc.                                            136,500
               1,300 Standard Motor Products, Inc.                                           28,438
               4,800 Standard Pacific Corp.                                                  52,200
               2,725 Standard Products Co.                                                   73,234
               2,800 Stanhome, Inc.                                                          78,225
               1,100 Starrett (L.S.) Co., Class A                                            40,219
               3,200 Sturm Ruger & Co., Inc.                                                 60,200
               3,300 Superior Industries International, Inc.                                 88,069

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 CONSUMER DURABLES--CONTINUED
               3,850 (a)TBC Corp.                                                    $       39,463
                 700 Thor Industries, Inc.                                                   20,256
               3,600 (a)Toll Brothers, Inc.                                                  79,650
               7,600 (a)Topps Co.                                                            23,750
               2,000 Toro Co.                                                                85,500
               1,500 (a)Toy Biz, Inc., Class A                                               13,219
               1,901 (a)U.S. Home Corp.                                                      67,486
               2,200 WD 40 Co.                                                               63,250
               1,400 Walbro Corp.                                                            29,050
               2,400 Webb (Del) Corp.                                                        47,850
               2,900 Windmere Corp.                                                          65,613
               2,400 Winnebago Industries, Inc.                                              18,150
               2,125 Wynns International, Inc.                                               72,117
               2,400 X-Rite, Inc.                                                            46,500
               4,613 (a)Zenith Electronics Corp.                                             36,327
                         TOTAL                                                            6,812,912
 CONSUMER NON-DURABLES--2.9%
               2,600 Alberto-Culver Co., Class B                                             78,488
               2,000 (a)American Safety Razor Co.                                            33,000
               3,100 Authentic Fitness Corp.                                                 54,250
               1,034 Block Drug, Inc., Class A                                               48,081
               2,900 Brown Group, Inc.                                                       43,863
               1,000 (a)Bush Boake Allen, Inc.                                               30,938
               2,500 (a)Canandaigua Wine Co., Inc., Class A                                 124,063
               3,300 ChemFirst, Inc.                                                         83,325
               2,900 Church and Dwight, Inc.                                                 83,556
                 400 Coca-Cola Bottling Co.                                                  23,800
               1,000 (a)Consolidated Cigar Holdings, Inc.                                    39,250
               2,900 (a)Converse, Inc.                                                       20,663
               6,100 Coors Adolph Co., Class B                                              215,406
                 600 Del Laboratories, Inc.                                                  21,113
               5,200 (a)Designer Holdings, Ltd.                                              44,850
               6,250 Dimon, Inc.                                                            162,109
               2,100 (a)Donna Karan International, Inc.                                      29,138

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 CONSUMER NON-DURABLES--CONTINUED
               1,800 Dreyers Grand Ice Cream, Inc.                                   $       74,475
               3,300 Earthgrains Co.                                                        135,713
                 100 Farmer Brothers Co.                                                     14,600
               6,600 First Brands Corp.                                                     168,300
                 500 (a)General Cigar Holdings, Inc.                                         14,469
               2,334 (a)General Cigar Holdings, Inc., Class B                                67,531
               2,700 (a)Gibson Greetings, Inc.                                               66,488
               1,200 (a)Guess ?, Inc.                                                        10,200
               4,100 (a)Gymboree Corp.                                                       99,425
               3,900 (a)Hartmarx Corp.                                                       34,125
               2,000 Herbalife International, Inc.                                           50,000
               3,500 Hudson Foods, Inc., Class A                                             65,625
               2,700 International Multifoods Corp.                                          79,650
               2,800 Justin Industries, Inc.                                                 36,575
               3,500 Kellwood Co.                                                           120,969
               1,300 (a)Kenneth Cole Productions, Inc., Class A                              17,875
               2,900 Lance, Inc.                                                             61,988
               2,200 (a)Martek Biosciences Corp.                                             24,475
               2,200 Michael Foods, Inc.                                                     56,100
                 600 (a)Mondavi Robert Corp., Class A                                        30,488
               1,600 (a)Morningstar Group, Inc.                                              68,400
               2,600 (a)NBTY, Inc.                                                           57,038
                 700 (a)National Beverage Corp.                                               6,431
               2,374 Natures Sunshine Products, Inc.                                         54,899
               5,600 (a)Nautica Enterprise, Inc.                                            149,100
               1,800 (a)North Face, Inc.                                                     42,525
               1,900 (a)Nu Skin Asia Pacific, Inc., Class A                                  35,863
               1,500 OshKosh B'Gosh, Inc., Class A                                           45,750
               1,100 Oxford Industries, Inc.                                                 38,225
               1,700 (a)Paragon Trade Brands, Inc.                                           32,406
               4,000 Phillips Van Heusen Corp.                                               57,000
                 700 Pilgrims Pride Corp.                                                     9,188
               4,400 (a)Playtex Products, Inc.                                               44,000
               1,100 (a)Quiksilver, Inc.                                                     33,825

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 CONSUMER NON-DURABLES--CONTINUED
               5,400 (a)Ralcorp Holdings, Inc.                                       $      100,238
               1,200 Riviana Foods, Inc.                                                     24,300
               1,000 Sanderson Farms, Inc.                                                   13,188
               2,804 Savannah Foods & Industries, Inc.                                       48,368
               2,600 Schweitzer-Mauduit International, Inc.                                 109,525
                 100 Seaboard Corp.                                                          32,200
               5,000 (a)Smithfield Foods, Inc.                                              149,375
               3,900 Smucker (J.M.) Co., Class A                                            106,031
               2,700 St. John Knits, Inc.                                                   108,506
               7,900 Stride Rite Corp.                                                       92,825
               1,900 (a)Suiza Foods Corp.                                                    95,713
               2,000 (a)The Boston Beer Co., Inc., Class A                                   19,875
               2,300 (a)Thermolase Corp.                                                     35,794
                 900 (a)Timberland Co., Class A                                              64,913
               4,900 (a)Tultex Corp.                                                         24,500
               2,600 (a)Twinlab Corp.                                                        49,400
               1,200 (a)USA Detergents, Inc.                                                 12,600
               1,500 Unitog Co.                                                              37,125
               4,200 Universal Foods Corp.                                                  165,638
               1,200 Worthington Foods, Inc.                                                 27,300
                         TOTAL                                                            4,357,028
 ENERGY MINERALS--3.5%
               1,300 Arch Cola, Inc.                                                         34,775
                 800 (a)Atwood Oceanics, Inc.                                                88,600
               5,170 (a)Barrett Resources                                                   181,919
               1,400 (a)Belco Oil & Gas Corp.                                                30,275
               5,100 (a)Benton Oil & Gas Co.                                                102,638
               2,900 Berry Petroleum Co., Class A                                            54,556
               4,200 (a)Brown Tom, Inc.                                                     103,950
               3,400 Cabot Oil & Gas Corp., Class A                                          81,600
               2,400 (a)Cairn Energy USA, Inc.                                               33,600
               7,400 Chesapeake Energy Corp.                                                 72,613
               2,500 (a)Cliffs Drilling Co.                                                 181,719
               4,200 (a)Coho Energy Resources, Inc.                                          49,350

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 ENERGY MINERALS--CONTINUED
               3,900 (a)Comstock Resources, Inc.                                     $       65,325
               3,650 Cross Timbers Oil Co.                                                   97,409
                 500 (a)DLB Oil & Gas, Inc.                                                   6,875
               3,600 Devon Energy Corp.                                                     161,100
               2,000 (a)Forcenergy Gas Exploration, Inc.                                     65,250
               4,500 (a)Forest Oil Corp.                                                     84,938
               1,300 Getty Petroleum Corp.                                                   24,131
               8,600 (a)Global Industries Ltd.                                              173,075
               2,400 (a)HS Resources, Inc.                                                   42,300
              14,300 (a)Harken Energy Corp.                                                  93,844
                 900 Holly Corp.                                                             23,850
               1,100 (a)Hugoton Energy Corp.                                                 13,475
               3,900 KCS Energy, Inc.                                                       102,619
               1,900 (a)Key Energy Group, Inc.                                               59,613
               3,300 Lomak Petroleum, Inc.                                                   61,256
               2,784 (a)Louis Dreyfus Natural Gas Corp.                                      61,596
               8,400 (a)Marine Drilling Cos., Inc.                                          248,850
               2,600 (a)Meridian Resource Corp.                                              33,963
               8,900 Monterey Resources, Inc.                                               177,444
               5,200 (a)Newfield Exploration Co.                                            141,050
               3,200 (a)Nuevo Energy Co.                                                    132,600
               1,800 (a)Ocean Energy, Inc.                                                  111,150
               3,800 (a)Oceaneering International, Inc.                                      94,288
               3,500 (a)Offshore Logistics, Inc.                                             73,500
              11,100 (a)Parker Drilling Co.                                                 164,419
               1,800 (a)Patterson Energy Inc.                                               100,800
                   1 (a)Pioneer Natural Resources, Inc.                                          45
               2,700 (a)Plains Resources, Inc.                                               54,000
               3,100 (a)Pool Energy Services Co.                                            105,206
               5,700 Quaker State Corp.                                                      88,350
                 900 RPC Energy Services, Inc.                                               27,000
               1,000 (a)Rutherford-Moran Oil Corp.                                           24,500
               2,300 (a)SEACOR SMIT, Inc.                                                   149,788
               1,800 (a)Seitel, Inc.                                                         84,825

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 ENERGY MINERALS--CONTINUED
               4,300 Snyder Oil Corp.                                                $       95,138
               1,800 St. Mary Land & Exploration Co.                                         73,350
               1,800 (a)Stone Energy Corp.                                                   60,075
               2,530 (a)Swift Energy Co.                                                     65,622
               4,400 (a)Tesoro Petroleum Corp.                                               71,500
               1,300 (a)The Houston Exploration Co.                                          31,525
               5,300 (a)Titan Exploration, Inc.                                              66,913
               3,600 (a)Transmontaigne Oil Co.                                               62,100
               2,600 (a)Trico Marine Services, Inc.                                          95,550
               7,100 (a)Tuboscope Vetco International Corp.                                 225,425
               3,900 (a)Unit Corp.                                                           50,456
               2,700 (a)Varco International, Inc.                                           164,531
               5,300 Vintage Petroleum, Inc.                                                121,238
               2,700 Zeigler Coal Holding Co.                                                48,263
                         TOTAL                                                            5,195,715
 FINANCE--21.8%
               1,501 1st Source Corp.                                                        42,028
               2,000 (a)AMERCO                                                               63,000
               4,050 Aames Financial Corp.                                                   59,231
               2,500 Aaron Rents, Inc.                                                       42,188
               2,000 (a)Acceptance Insurance Cos., Inc.                                      46,500
               1,840 Albank Financial Corp.                                                  85,100
                 500 (a)Alexander's, Inc.                                                    43,750
               1,100 Alexandria Real Estate Equities, Inc.                                   30,181
               3,100 Alfa Corp.                                                              50,375
               2,300 Allied Capital Commercial                                               64,113
               2,400 Allied Group, Inc.                                                     113,400
               2,200 AmVestors Financial Corp.                                               44,275
               1,500 Ambassador Apartments, Inc.                                             32,156
               4,125 Amcore Financial, Inc.                                                  96,938
                 800 AmerUs Life Holdings, Inc., Class A                                     24,850
                 400 (a)AmeriTrade Holding Corp., Class A                                    10,400
               1,447 American Annuity Group, Inc.                                            29,121
               2,400 American General Hospitality Corp.                                      65,400

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 FINANCE--CONTINUED
               3,500 American Health Properties, Inc.                                $       84,875
               1,500 American Heritage Life Investments                                      53,063
               4,800 (a)Americredit Corp.                                                   139,500
               3,700 (a)Amerin Corp.                                                         84,638
               2,500 Amli Residential Properties Trust                                       58,125
               5,900 (a)Amresco, Inc.                                                       185,113
               1,500 Anchor Bancorp Wisconsin, Inc.                                          43,500
               3,800 Apartment Investment & Management Co., Class A                         134,663
               6,200 (a)Arcadia Financial Ltd.                                               56,188
               5,500 Arden Realty Group, Inc.                                               167,750
               1,200 Area Bancshares Corp.                                                   23,700
               3,100 Argonaut Group, Inc.                                                    99,975
               8,147 Associated Banc Corp.                                                  408,369
               1,900 Associated Estates Realty Corp.                                         43,581
               4,634 Astoria Financial Corp.                                                242,109
               5,900 Avalon Properties, Inc.                                                173,313
                 800 (a)BA Merchant Services, Inc., Class A                                  11,950
                 779 (a)BOK Financial Corp.                                                  34,276
               5,594 BRE Properties, Inc., Class A                                          153,485
               1,350 BSB Bancorp, Inc.                                                       38,813
                 980 BT Financial Corp.                                                      44,835
               2,000 Baldwin & Lyons, Inc., Class B                                          41,750
                 500 BancFirst Corp.                                                         15,875
               3,260 Bancorpsouth, Inc.                                                     123,880
               1,425 Bank Granite Corp.                                                      45,956
               3,000 (a)Bank Plus Corp.                                                      36,000
               4,600 Bank United Corp., Class A                                             193,200
               2,200 Bankatlantic Bancorp, Inc.                                              30,525
               1,300 Banknorth Group, Inc.                                                   78,650
               4,000 Bay Apartment Communities, Inc.                                        156,500
               2,000 Bay View Capital Corp.                                                  61,000
               1,500 Bedford Property Investors, Inc.                                        30,750
               3,750 Berkley, W. R. Corp.                                                   154,219
               4,200 Berkshire Realty Co., Inc.                                              46,725

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 FINANCE--CONTINUED
               1,700 Blanch, E. W. Holdings, Inc.                                    $       56,950
               1,400 Boykin Lodging Co.                                                      37,363
               3,546 Bradley Real Estate, Inc.                                               69,590
                 951 Brenton Bank, Inc.                                                      30,551
               2,400 (a)Budget Group, Inc., Class A                                          84,000
               3,800 Burnham Pacific Properties, Inc.                                        55,575
               1,700 (a)CB Commercial Real Estate Services Group, Inc.                       63,750
               3,600 CBL & Associates Properties, Inc.                                       86,850
               1,100 CBT Corp., KY                                                           30,525
               3,300 (a)CCC Information Service Group, Inc.                                  61,463
               2,100 CFX Corp.                                                               51,713
               3,700 CMAC Investment Corp.                                                  202,344
               2,100 (a)CNA Surety Corp.                                                     31,894
               2,985 CNB Bancshares, Inc.                                                   119,027
               2,100 (a)CORT Business Services Corp.                                         76,388
                 800 CPB, Inc.                                                               35,100
               1,000 CVB Financial Corp.                                                     27,813
               6,000 Cali Realty Corp.                                                      243,000
               5,136 Camden Property Trust                                                  154,080
               2,100 CapMAC Holdings, Inc.                                                   63,000
               1,200 Capital Bancorp/Miami, FL                                               59,250
                 200 Capital City Bank Group, Inc.                                            7,000
                 400 (a)Capital Factors Holdings, Inc.                                        7,050
               1,800 Capital Re Corp.                                                       106,088
               1,400 Capitol Transamerica Corp.                                              36,225
               5,950 Capstead Mortgage Corp.                                                149,494
               2,500 Capstone Capital Trust, Inc.                                            59,063
               2,700 CenterPoint Properties Corp.                                            90,788
               2,102 Charter One Financial, Inc.                                            122,185
               1,300 Chartwell Re Corp.                                                      42,088
               4,100 Chateau Communities, Inc.                                              121,975
               2,100 Chelsea GCA Realty, Inc.                                                85,838
               1,693 Chemical Financial Corp.                                                69,399
               2,025 Chittenden Corp.                                                        85,050

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 FINANCE--CONTINUED
               1,450 Citfed Bancorp, Inc.                                            $       71,413
               1,000 Citizens Bancshares, Inc.                                               58,500
               1,700 Citizens Banking Corp.                                                  72,463
               1,100 Citizens Corp.                                                          32,244
               2,400 (a)Cityscape Financial Corporation                                       3,675
               3,000 (a)Coast Savings Financial, Inc.                                       176,063
               5,000 Colonial BancGroup, Inc.                                               148,438
               3,100 Colonial Properties Trust                                               87,963
               2,701 Commerce Bancorp, Inc.                                                 106,352
               3,300 Commerce Group, Inc.                                                   105,600
               3,500 Commercial Federal Corp.                                               169,750
               3,800 Commercial Net Lease Realty                                             60,800
               2,769 Commonwealth Bancorp                                                    50,534
               1,200 Community Bank System, Inc.                                             35,100
               3,000 Community First Bankshares, Inc.                                       143,250
               1,395 Community Trust Bancorp, Inc.                                           37,316
               7,600 Cornerstone Properties, Inc.                                           140,125
               5,200 Cornerstone Realty Income Trust, Inc.                                   58,500
               1,300 Corus Bankshares, Inc.                                                  45,500
               3,700 Cousins Properties, Inc.                                               116,088
               5,850 Crawford & Co., Class B                                                119,925
               3,600 (a)Credit Acceptance Corp.                                              19,913
               6,100 Criimi Mae, Inc.                                                        96,838
               4,500 Crown American Realty Trust                                             42,469
               3,640 Cullen Frost Bankers, Inc.                                             183,820
               2,380 (a)Delphi Financial Group, Inc., Class A                                98,175
                 800 (a)Delta Financial Corp.                                                14,600
               3,200 Developers Diversified Realty                                          126,400
               3,151 Dime Bancorp, Inc.                                                      75,624
               2,100 Dime Community Bancorp, Inc.                                            44,363
               2,400 Doral Financial Corp.                                                   53,100
               3,242 Downey Financial Corp.                                                  85,112
               6,800 Dynex Capital, Inc.                                                     94,775
               5,400 (a)E*Trade Group, Inc.                                                 166,725

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 FINANCE--CONTINUED
               1,900 EastGroup Properties, Inc.                                      $       38,000
               2,600 Eaton Vance Corp.                                                       93,925
               1,250 (a)Electro Rent Corp.                                                   45,469
               2,100 Enhance Financial Services Group, Inc.                                 110,906
               5,300 Equity Inns, Inc.                                                       83,475
               2,000 Essex Property Trust, Inc.                                              68,500
               3,300 Evans Withycombe Residential, Inc.                                      83,325
               1,000 Everen Capital Corp.                                                    37,750
               3,400 Excel Realty Trust, Inc.                                               102,425
               1,700 Executive Risk, Inc.                                                   111,988
               1,343 F & M Bancorporation, Inc.                                              51,034
               3,155 F & M National Corp.                                                    98,199
               2,700 FBL Financial Group, Inc., Class A                                     106,988
               3,700 (a)FIRSTPLUS Financial Group, Inc.                                     203,500
               2,347 FNB Corp.                                                               78,038
               6,400 Federal Realty Investment Trust                                        162,000
               5,100 FelCor Suite Hotels, Inc.                                              186,788
               1,780 Fidelity National Financial, Inc.                                       38,715
               1,550 (a)Financial Federal Corp.                                              29,450
               5,043 Financial Security Assurance Holdings Ltd.                             219,371
               1,600 First American Financial Corp.                                          96,400
               1,600 First Citizens Bancshares, Inc., Class A                               156,800
               2,743 First Colorado Bancorp, Inc.                                            55,889
               1,800 First Commerce Bancshares, Inc., Class B                                41,850
               3,600 First Commmonwealth Financial Corp.                                     84,600
               1,300 First Federal Capital Corp.                                             35,425
               2,696 First Financial Bancorp                                                128,720
               1,406 First Financial Bankshares, Inc.                                        61,337
                 912 First Financial Corp.                                                   37,734
               1,000 First Financial Holdings, Inc.                                          38,625
               1,273 First Indiana Corp.                                                     31,825
               4,900 First Industrial Realty Trust                                          169,663
               2,350 First Midwest Bancorp, Inc.                                             85,188
               1,500 (a)First Republic Bank                                                  42,375

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 FINANCE--CONTINUED
               1,700 First Savings Bank of Washington Bancorp, Inc.                  $       40,375
               1,300 First Savings Bank, SLA/NJ                                              55,250
               4,400 First Union Real Estate Equity                                          70,125
               1,100 First United Bancshares                                                 43,175
               1,803 First Western Bancorp, Inc.                                             48,681
               2,000 FirstBank Puerto Rico                                                   67,250
               1,600 (a)FirstFed Financial Corp.                                             56,000
                 700 FirstFederal Financial Services Corp.                                   31,500
               2,500 Firstbank Illinois Co.                                                  79,375
                 800 Flagstar Bancorp, Inc.                                                  15,100
               1,200 Foremost Corp.                                                          69,000
                 900 Forest City Enterprises, Inc., Class A                                  51,975
               2,925 Fort Wayne National Corp.                                              106,031
               6,600 Franchise Finance Corporation of America                               170,363
               3,665 Fremont General Corp.                                                  170,881
               4,130 Frontier Insurance Group, Inc.                                         139,129
               6,486 Fulton Financial Corp.                                                 188,094
               1,000 Fund American Enterprises, Inc.                                        119,500
               1,100 GBC Bancorp                                                             59,400
               3,200 Gables Residential Trust                                                84,600
               3,102 Gainsco, Inc.                                                           28,887
               2,900 Gallagher (Arthur J.) & Co.                                            101,500
               5,700 General Growth Properties, Inc.                                        196,650
               3,400 Glenborough Realty Trust, Inc.                                          87,125
               3,600 Glimcher Realty Trust                                                   79,875
               1,700 Grand Premier Financial, Inc.                                           22,100
               2,300 Great Financial Corp.                                                  101,200
               2,100 Great Lakes REIT, Inc.                                                  39,375
               3,200 (a)Grubb & Ellis Co.                                                    48,800
               1,500 Guarantee Mutual Life Co.                                               41,438
                 421 Guaranty National Corp.                                                 15,024
               4,900 HCC Insurance Holdings, Inc.                                           114,538
               2,800 HFNC Financial Corp.                                                    41,300
               3,200 HSB Group, Inc.                                                        167,000

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 FINANCE--CONTINUED
               2,800 (a)Hambrecht & Qusit Group                                      $       88,200
               1,200 (a)Hamilton Bancorp, Inc.                                               36,600
               1,255 Hancock Holding Co.                                                     68,711
                 800 Harbor Florida Bancorp, Inc.                                            51,700
               2,000 Harleysville Group, Inc.                                                51,000
               1,093 Harleysville National Corp.                                             41,534
                 400 Harris Financial, Inc.                                                  22,800
               4,200 Hartford Life, Inc., Class A                                           155,138
               4,700 Health Care Property Investors, Inc.                                   180,363
               3,600 Health Care REIT, Inc.                                                  93,825
               2,800 Healthcare Realty Trust, Inc.                                           77,875
               1,700 Heritage Financial Services, Inc.                                       36,975
               2,400 (a)Highlands Insurance Group, Inc.                                      55,200
               5,900 Highwoods Properties, Inc.                                             203,550
               2,100 Hilb Rogal & Hamilton Co.                                               38,063
               1,100 Home Properties of New York, Inc.                                       29,975
               3,700 (a)HomeSide, Inc.                                                       99,206
               2,772 Horizon Group, Inc.                                                     36,902
               3,700 Hospitality Properties Trust                                           131,581
               3,502 Hubco, Inc.                                                            121,913
               4,895 Huntington Bancshares, Inc.                                            158,166
               1,800 IBS Financial Corp.                                                     27,675
               4,000 (a)IMC Mortgage Co.                                                     69,500
               8,400 INMC Mortgage Holdings, Inc.                                           199,500
               4,900 IRT Property Co.                                                        60,025
               3,752 (a)Imperial Bancorp                                                    163,681
               3,854 (a)Imperial Credit Industries, Inc.                                     96,832
               1,400 Imperial Credit Mortgage Holdings                                       37,450
               3,400 (a)Insignia Financial Group, Inc., Class A                              73,525
               1,300 InterWest Bancorp, Inc.                                                 49,725
               2,150 Interpool, Inc.                                                         34,400
               2,000 Interra Financial, Inc.                                                110,250
                 500 (a)Investment Technology Group, Inc.                                    14,625
               1,000 Investors Financial Services Corp.                                      44,000

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 FINANCE--CONTINUED
               2,900 Irvine Apartment Communities, Inc.                              $       89,175
               1,000 Irwin Financial Corp.                                                   40,500
               2,500 JDN Realty Corp.                                                        85,313
               2,500 JP Realty, Inc.                                                         60,938
               1,300 JSB Financial, Inc.                                                     62,644
               1,600 Jefferies Group, Inc.                                                  106,000
               2,250 Jefferson Bankshares, Inc.                                             106,875
               4,200 John Alden Financial Corp.                                             115,238
                 900 John Nuveen & Co., Inc., Class A                                        31,950
                 600 Kansas City Life Insurance Co.                                          52,800
               8,423 Keystone Financial, Inc.                                               289,541
               3,300 Kilroy Realty Corp.                                                     87,450
               1,500 Klamath First Bancorp                                                   33,563
               3,100 Koger Equity, Inc.                                                      67,038
               3,700 LTC Properties, Inc.                                                    74,925
               3,467 Legg Mason, Inc.                                                       170,083
               1,900 Liberty Corp.                                                           81,344
               6,700 Liberty Property Trust                                                 187,600
               1,600 Life Bancorp, Inc.                                                      48,500
               1,400 Life Re Corp.                                                           77,175
               2,700 (a)Life USA Holdings, Inc.                                              44,550
               3,600 (a)Long Beach Financial Corp.                                           45,000
               4,000 Long Island Bancorp, Inc.                                              178,000
               2,513 MAF Bancorp, Inc.                                                       80,730
               2,200 MGI Properties, Inc.                                                    50,600
               1,800 ML Bancorp, Inc.                                                        49,500
               1,800 MMI Companies, Inc.                                                     44,888
               3,800 Macerich Co. (The)                                                     100,700
               2,200 Magna Bancorp                                                           69,575
               5,394 Magna Group, Inc.                                                      213,063
               1,900 Mainstreet Bankgroup, Inc.                                              54,150
               3,700 Manufactured Home Communities, Inc.                                     92,500
                 700 (a)Markel Corp.                                                        107,406
               3,000 McDonald & Co. Investors, Inc.                                          73,313

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 FINANCE--CONTINUED
               1,700 McGrath Rentcorp.                                               $       41,438
                 900 Meadowbrook Insurance Group, Inc.                                       20,756
               3,222 (a)Medical Assurance, Inc.                                              90,015
                   1 Mercantile Bancorporation, Inc.                                             67
               1,200 Merchants New York Bancorp, Inc.                                        34,800
              24,200 Mercury Finance Co.                                                     27,225
               2,200 Meridian Industrial Trust, Inc.                                         50,738
               6,200 Merry Land and Investment Co.                                          135,238
               4,019 Mid Am, Inc.                                                            80,882
               1,200 Mid American Bancorp                                                    36,900
               2,100 Mid-American Apartment Communities, Inc.                                59,325
               3,600 Mills Corp.                                                             90,000
                 500 Mississippi Valley Bancshares, Inc.                                     26,000
               3,762 Morgan Keegan, Inc.                                                     66,776
               2,400 NAC Re Corp.                                                           106,800
               1,500 NBT Bancorp, Inc.                                                       37,500
               1,100 (a)NHP, Inc.                                                            31,075
               2,060 (a)National Auto Credit, Inc.                                           15,321
                 600 National Bancorp Alaska, Inc.                                           60,563
               1,479 National City Bancshares, Inc.                                          66,925
               2,000 National Golf Properties, Inc.                                          64,875
               3,700 National Health Investors, Inc.                                        144,994
               1,524 National Penn Bancshares, Inc.                                          48,387
                 300 (a)National Western Life Insurance Co., Class A                         30,150
                 600 Nationwide Financial Services, Inc., Class A                            18,263
               6,800 Nationwide Health Properties, Inc.                                     153,425
               2,714 New York Bancorp, Inc.                                                  92,955
                 700 Nymagic, Inc.                                                           18,681
               2,500 Oasis Residential, Inc.                                                 55,938
               1,300 Ocean Financial Corp.                                                   48,750
               3,100 Ocwen Asset Investment Corp.                                            61,613
               2,100 (a)Ocwen Financial Corp.                                               115,369
               4,265 Old National Bancorp                                                   195,657
               1,500 Omega Financial Corp.                                                   52,125

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 FINANCE--CONTINUED
               3,139 Omega Healthcare Investors                                      $      113,004
               2,095 Onbancorp, Inc.                                                        136,044
               4,443 One Valley Bancorp West Virginia, Inc.                                 177,720
               2,000 Oriental Financial Group                                                53,125
               4,512 Orion Capital Corp.                                                    203,040
               3,000 (a)PFF Bancorp, Inc.                                                    57,750
               1,963 PXRE Corp.                                                              59,872
               1,900 Pacific Gulf Properties, Inc.                                           42,988
               1,100 Park National Corp.                                                     94,463
                 900 (a)Penn Treaty American Corp.                                           28,913
               4,400 Penncorp Financial Group, Inc.                                         143,275
               1,200 Pennsylvania Real Estate Investment Trust                               29,325
               1,630 People First Corp.                                                      51,753
               4,441 Peoples Heritage Financial Group                                       174,864
                 500 (a)Philadelphia Consolidated Holding Corp.                              18,438
               3,600 Pioneer Group, Inc.                                                    108,000
               1,800 Piper Jaffray Cos., Inc.                                                45,113
               1,100 Poe & Brown, Inc.                                                       45,375
               2,500 (a)Policy Management System Corp.                                      153,125
               4,707 Post Properties, Inc.                                                  170,335
               3,700 Prentiss Properties Trust                                              105,219
               4,000 Presidential Life Corp.                                                 79,500
               2,000 Price Enterprises, Inc.                                                 36,500
               1,700 Price REIT, Inc.                                                        66,938
               4,200 Prime Retail, Inc.                                                      62,738
               1,505 Provident Bankshares Corp.                                              81,270
               2,048 Queens County Bancorp, Inc.                                             74,240
               3,398 Quick & Reilly Group, Inc.                                             123,602
               3,300 RFS Hotel Investors, Inc.                                               64,763
               1,100 RLI Corp.                                                               45,650
               3,925 Raymond James Financial, Inc.                                          117,750
               3,800 Realty Income Corp.                                                     99,275
               4,900 Reckson Associates Realty Corp.                                        128,319
               2,400 Redwood Trust, Inc.                                                     60,300

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 FINANCE--CONTINUED
               3,600 Regency Realty Corp.                                            $       92,700
               6,200 Reinsurance Group of America                                           242,963
               1,400 Reliance Bancorp, Inc.                                                  45,150
               1,400 (a)Rental Service Corp.                                                 37,450
               2,433 Republic Bancorp, Inc.                                                  41,361
               2,006 Resource Bancshares Mortgage Group, Inc.                                26,830
               3,200 Riggs National Corp.                                                    73,600
               2,800 (a)Risk Capital Holdings, Inc.                                          63,700
               5,750 Rollins Truck Leasing Corp.                                             95,594
               7,100 Roslyn Bancorp, Inc.                                                   151,763
               2,000 S & T Bancorp, Inc.                                                     81,000
               2,100 SCPIE Holdings, Inc.                                                    59,588
               1,100 Santa Barbara Bancorp                                                   51,700
               1,600 Saul Centers, Inc.                                                      28,200
               2,800 Security Capital Atlantic, Inc.                                         61,075
                 156 (a)Security Capital Group, Inc., Warrants                                  753
               2,400 Selective Insurance Group, Inc.                                        129,900
               2,400 (a)Signature Resorts, Inc.                                              62,700
               1,600 (a)Silicon Valley Bancshares                                            87,400
               4,400 Smith (Charles E.) Residential Realty, Inc.                            150,150
               1,300 (a)Southern Pacific Funding                                             17,063
               1,500 (a)Southwest Bancorp. of Texas, Inc.                                    45,000
              19,423 Sovereign Bancorp, Inc.                                                344,759
               1,200 Sovran Self Storage, Inc.                                               35,250
                 800 St. Francis Capital Corp.                                               31,800
               5,545 St. Paul Bancorp, Inc.                                                 133,080
               1,050 State Auto Financial Corp.                                              29,400
               2,000 Sterling Bancshares, Inc.                                               39,000
               2,000 Storage Trust Realty                                                    51,125
                 700 Student Loan Corp.                                                      34,431
                 400 Sumitomo Bank California                                                18,800
               3,300 Summit Properties, Inc.                                                 68,269
               2,700 Sun Communities, Inc.                                                   94,163
               3,300 Sunstone Hotel Investors, Inc.                                          57,956

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 FINANCE--CONTINUED
               3,537 Susquehanna Bankshares, Inc.                                    $      107,436
               2,500 T R Financial Corp.                                                     81,875
               1,000 Tanger Factory Outlet Centers, Inc.                                     28,500
               5,700 Taubman Centers, Inc.                                                   71,250
               2,100 Texas Regional Bancshares, Inc., Class A                                59,850
               2,600 The Trust Company of New Jersey                                         61,100
               3,200 Thornburg Mortgage Asset Co.                                            65,400
               1,200 Titan Holdings, Inc.                                                    24,600
               2,600 Town & Country Trust                                                    47,288
               1,900 Trans Financial, Inc.                                                   60,800
               1,900 Trenwick Group, Inc.                                                    66,263
               2,200 (a)Triad Guaranty, Inc.                                                 64,900
               1,700 Triangle Bancorp, Inc.                                                  45,475
               2,900 Trinet Corporate Realty Trust, Inc.                                    104,944
               3,846 Trustco Bank Corp.                                                      92,294
               5,300 Trustmark Corp.                                                        163,638
               1,600 (a)U.S. Rentals, Inc.                                                   39,000
               3,100 U.S. Trust Corp.                                                       181,350
               2,631 UMB Financial Corp.                                                    135,497
               4,000 UST Corp.                                                              103,500
               2,400 United Bankshares, Inc.                                                107,700
               3,980 United Companies Financial Corp.                                       100,744
               1,150 United Fire & Casualty Co.                                              46,575
               1,500 Universal Health Realty Trust, Inc.                                     31,125
               2,800 Urban Shopping Centers, Inc.                                            90,650
                 800 Usbancorp, Inc.                                                         52,000
               2,200 Vermont Financial Services Corp.                                        57,475
               2,050 Vesta Insurance Group, Inc.                                            119,156
                 800 (a)WFS Financial, Inc.                                                  10,400
               1,700 (a)WSFS Financial Corp.                                                 30,600
               2,400 Walden Residential Properties, Inc.                                     58,500
               1,800 Washington National Corp.                                               58,613
               5,800 Washington Real Estate Investment Trust                                 94,975
               2,200 Webster Financial Corp. Waterbury                                      135,575

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 FINANCE--CONTINUED
               2,900 Weeks Corp.                                                     $       87,000
               2,650 Wesbanco, Inc.                                                          74,863
               1,200 West Coast Bancorp                                                      35,400
               2,330 WestAmerica Bancorporation                                             205,040
               1,665 Westcorp, Inc.                                                          30,907
               2,800 Western Investment Real Estate Trust                                    39,025
               3,400 Westernbank Puerto Rico                                                 58,650
                 700 (a)White River Corp.                                                    51,100
               3,425 Whitney Holding Corp.                                                  169,538
               2,600 Winston Hotels, Inc.                                                    35,425
               2,500 Xtra Corp.                                                             126,094
               1,700 Zenith National Insurance Corp.                                         47,600
                         TOTAL                                                           32,779,299
 HEALTH CARE--9.5%
               2,966 (a)ADAC Laboratories                                                    57,837
               2,500 (a)ATL Ultrasound, Inc.                                                107,500
               2,950 (a)Access Health, Inc.                                                 102,513
               3,500 (a)Acuson Corp.                                                         65,625
               5,500 (a)Advanced Tissue Sciences, Inc., Class A                              76,656
               3,700 (a)Affymetrix, Inc.                                                    135,513
               4,900 (a)Agouron Pharmaceuticals, Inc.                                       223,563
               1,900 (a)Algos Pharmaceuticals Corp.                                          47,025
               3,400 (a)Alkermes, Inc.                                                       77,350
               5,000 (a)Alliance Pharmaceutical Corp.                                        50,000
               2,300 Alpharma, Inc., Class A                                                 50,744
                   1 Alpharma, Inc., Rights                                                       4
               1,600 (a)Alternative Living Services, Inc.                                    39,200
               4,000 (a)AmeriSource Health Corp., Class A                                   237,500
               1,750 (a)American HomePatient, Inc.                                           45,063
               4,600 (a)American Oncology Resources, Inc.                                    67,275
               4,100 (a)Amylin Pharmaceuticals, Inc.                                         34,594
               1,300 (a)Andrx Corp.                                                          50,050
               1,000 (a)Aphton Corp.                                                         11,438
               1,400 (a)Applied Analytical Industries, Inc.                                  23,450

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 HEALTH CARE--CONTINUED
               8,400 (a)Apria Healthcare Group, Inc.                                 $      127,575
               1,700 (a)ArQule, Inc.                                                         36,550
                 900 (a)Arbor Health Care Co.                                                39,938
               2,400 (a)Arris Pharmaceutical Corp.                                           28,800
               2,200 Arrow International, Inc.                                               79,200
               5,100 (a)Arterial Vascular Engineering, Inc.                                 270,938
               1,300 (a)Atria Communities, Inc.                                              21,613
               4,700 Ballard Medical Products                                               106,044
               1,375 (a)Barr Laboratories, Inc.                                              52,164
               1,400 Bindley Western Industries, Inc.                                        39,375
               1,350 (a)Bio Rad Laboratories, Inc., Class A                                  33,413
               7,500 (a)Bio-Technology General Corp.                                         91,875
               1,700 (a)Biomatrix, Inc.                                                      58,863
               3,100 (a)CNS, Inc.                                                            25,769
               2,500 (a)CONMED Corp.                                                         51,250
               1,100 (a)Cadus Pharmaceutical Corp.                                           12,375
               4,000 (a)Capstone Pharmacy Services                                           42,500
               1,800 (a)Cardiothoracic Systems, Inc.                                         13,725
               1,400 (a)CareMatrix Corp.                                                     38,150
               3,700 Carter Wallace, Inc.                                                    58,044
                   1 (a)Cell Genesys, Inc.                                                        5
               4,000 (a)Cephalon, Inc.                                                       46,500
               4,200 (a)Cerner Corp.                                                        101,850
               2,100 (a)ClinTrials, Inc.                                                     18,769
               1,100 (a)Closure Medical Corp.                                                29,150
               4,600 (a)Columbia Laboratories, Inc.                                          73,600
               1,600 (a)Compdent Corp.                                                       33,100
               5,428 (a)Concentra Managed Care, Inc.                                        177,089
               2,000 (a)Cooper Companies, Inc.                                               71,625
               3,700 (a)Cor Therapeutics, Inc.                                               82,556
               9,300 (a)Covance, Inc.                                                       164,494
               5,400 (a)Coventry Corp.                                                       75,263
               5,400 (a)Creative BioMolecules, Inc.                                          49,781
               2,000 (a)Curative Technologies, Inc.                                          60,250

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 HEALTH CARE--CONTINUED
               3,100 (a)Cygnus, Inc.                                                 $       71,300
               7,409 (a)Cytogen Corp.                                                        23,616
               2,500 (a)Cytyc Corp.                                                          59,375
               2,300 (a)Datascope Corp.                                                      55,488
               1,800 Diagnostic Products Corp.                                               52,650
               1,600 (a)Emisphere Technologies, Inc.                                         31,000
               3,273 (a)Enzo Biochem, Inc.                                                   55,641
               3,500 (a)FPA Medical Management, Inc.                                         84,438
               2,100 (a)Fuisz Technologies Ltd.                                              21,263
               2,200 (a)Geltex Pharmaceuticals, Inc.                                         64,900
              12,100 (a)Gensia, Inc.                                                         71,088
               4,800 (a)Gilead Sciences, Inc.                                               163,800
               3,400 (a)Graham Field Health Products, Inc.                                   54,613
               3,862 (a)GranCare, Inc.                                                       43,448
               2,500 (a)Guilford Pharmaceuticals, Inc.                                       60,938
               2,400 (a)Gulf South Medical Supplies, Inc.                                    79,200
               1,900 (a)HCIA, Inc.                                                           23,513
               7,175 (a)HEALTHSOUTH Corp.                                                   183,423
               2,500 (a)HPR Inc.                                                             60,000
               3,700 (a)Haemonetics Corp.                                                    55,963
               2,091 (a)Healthdyne Technologies, Inc.                                        41,820
               1,906 Healthplan Services Corporation                                         40,145
               2,400 (a)Heartport, Inc.                                                      60,300
               1,700 (a)Henry Schein, Inc.                                                   55,888
               1,900 (a)Hologic, Inc.                                                        48,688
               3,600 (a)Human Genome Sciences, Inc.                                         147,600
               1,800 (a)I-Stat Corp.                                                         36,225
               6,128 ICN Pharmaceuticals, Inc.                                              294,910
               5,500 (a)ICOS Corp.                                                           77,000
               2,900 (a)IDEC Pharmaceuticals Corp.                                          110,563
               5,700 (a)IDEXX Laboratories, Inc.                                             90,488
                 800 (a)IDX Systems Corp.                                                    27,000
              12,800 (a)Imatron, Inc.                                                        39,200
               3,700 (a)Immunomedics, Inc.                                                   16,650

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 HEALTH CARE--CONTINUED
               1,600 (a)Imnet Systems Inc.                                           $       29,200
               1,500 (a)Incyte Pharmaceuticals, Inc.                                        120,750
               2,200 (a)Inhale Therapeutic Systems                                           59,950
               6,097 Integrated Health Services, Inc.                                       193,566
               4,700 (a)Interneuron Pharmaceuticals                                          54,638
               4,600 Invacare Corp.                                                         105,800
               4,300 (a)Isis Pharmaceuticals, Inc.                                           70,681
               3,700 Jones Medical Industries, Inc.                                         111,463
               1,100 (a)KV Pharmaceutical Co., Class B                                       22,275
               3,300 Kinetic Concepts, Inc.                                                  62,700
                 800 (a)Kos Pharmaceuticals, Inc.                                            28,600
                 400 Labone, Inc.                                                             6,650
               7,700 Laboratory Corporation of America Holdings                              18,288
               1,750 Life Technologies, Inc.                                                 53,813
               4,592 (a)Ligand Pharmaceuticals, Inc., Class B                                67,158
               6,100 (a)Liposome Co., Inc.                                                   33,550
               2,200 (a)Living Centers of America, Inc.                                      88,688
                 900 (a)Lunar Corp.                                                          17,156
               4,700 (a)Magellan Health Services, Inc.                                      135,419
               3,700 (a)Mariner Health Group, Inc.                                           54,344
               2,300 (a)Marquette Medical Systems, Class A                                   59,225
               2,900 (a)Maxicare Health Plans, Inc.                                          40,600
              11,800 (a)Medaphis Corp.                                                       71,538
               4,200 (a)Medic Computer Systems, Inc.                                        146,475
               1,400 (a)Medical Manager Corp.                                                24,500
               1,700 (a)Medical Resources, Inc.                                              30,813
               2,300 (a)Medicis Pharmaceutical Corp., Class A                               110,688
               3,200 (a)Medimmune, Inc.                                                     127,600
               2,000 (a)Mediq, Inc.                                                          18,250
               1,750 (a)Medquist, Inc.                                                       42,656
               4,100 Mentor Corp.                                                           149,394
               6,700 (a)Mid Atlantic Medical Services, Inc.                                  97,569
               4,400 (a)Millennium Pharmaceuticals, Inc.                                     87,725
               1,100 (a)MiniMed, Inc.                                                        42,900

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 HEALTH CARE--CONTINUED
               1,050 (a)Miravant Medical Technologies                                $       50,400
               1,500 (a)Myriad Genetics, Inc.                                                39,000
               5,300 (a)NABI, Inc.                                                           25,175
               2,800 (a)NCS HealthCare, Inc., Class A                                        65,450
               2,550 (a)National Surgery Centers, Inc.                                       63,750
               2,300 (a)NeoPath, Inc.                                                        41,688
               3,700 (a)Neoprobe Corp.                                                       37,000
               2,800 (a)Neurex Corp.                                                         47,600
               2,000 (a)Neurogen Corp.                                                       40,500
               5,000 (a)Neuromedical Systems, Inc.                                           23,125
               4,300 (a)Nexstar Pharmaceuticals, Inc.                                        62,888
               9,900 (a)NovaCare, Inc.                                                      129,319
               2,200 (a)OEC Medical Systems, Inc.                                            40,150
                 900 (a)OXiGENE, Inc.                                                        18,900
               2,925 (a)Organogenesis, Inc.                                                  89,030
               5,500 (a)Orthodontic Centers of America, Inc.                                 95,219
               4,075 Owens & Minor, Inc.                                                     57,050
               1,000 (a)PHP Healthcare Corp.                                                 13,688
               4,100 (a)Paracelsus Healthcare Corp.                                          25,369
               3,200 (a)Parexel International Corp.                                         115,600
               2,600 (a)Pathogenesis Corp.                                                   93,600
               2,200 (a)Patterson Dental Co.                                                 88,000
               1,700 (a)Pediatrix Medical Group                                              71,825
               1,000 (a)Perclose, Inc.                                                       24,500
              10,900 (a)Perrigo Co.                                                         167,588
               2,751 (a)Pharmaceutical Product Development, Inc.                             48,830
               2,300 (a)PhyMatrix Corp.                                                      33,925
               4,900 (a)Physician Computer Network, Inc.                                     26,644
               3,900 (a)Physician Reliance Network, Inc.                                     44,850
               6,200 (a)Physician Sales & Service, Inc.                                     151,900
               4,900 (a)Physicians Resource Group, Inc.                                      44,100
               2,800 (a)Physio-Control International Corp.                                   44,625
               2,000 (a)Possis Corp.                                                         24,750
               2,600 (a)Prime Medical Services                                               34,450

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 HEALTH CARE--CONTINUED
               2,500 (a)Protein Design Laboratories, Inc.                            $      124,688
               2,300 Psychemedics Corp.                                                      14,088
               4,900 (a)Quest Diagnostic Inc.                                                81,769
               1,000 (a)Raptor Systems, Inc.                                                 13,750
               3,500 (a)Regeneron Pharmaceuticals, Inc.                                      36,531
               3,650 (a)Renal Care Group, Inc.                                              122,275
               3,600 (a)Renal Treatment Centers, Inc.                                       119,475
               1,200 (a)Res-Care, Inc.                                                       28,800
               3,200 (a)Respironics, Inc.                                                    90,000
                   1 (a)Response Technologies, Inc.                                               6
               5,200 (a)Rexall Sundown, Inc.                                                113,750
                 600 (a)RightCHOICE Managed Care, Inc., Class A                               5,963
               3,300 (a)Roberts Pharmaceutical Corp.                                         33,000
               1,500 (a)Sabratek Corp.                                                       48,375
               2,700 (a)Safeskin Corp.                                                      122,513
               2,600 (a)SangStat Medical Corp.                                               80,925
               6,000 (a)Scios Nova, Inc.                                                     49,125
               4,500 (a)Sepracor, Inc.                                                      161,438
               5,000 (a)Sequus Pharmaceuticals, Inc.                                         45,000
               2,400 (a)Serologicals Corp.                                                   55,200
               2,500 (a)Sierra Health Services, Inc.                                         92,344
                 900 (a)Sonus Pharmaceuticals, Inc.                                          34,256
               1,600 (a)SpaceLabs Medical, Inc.                                              35,400
               1,700 (a)Spine-Tech, Inc.                                                     52,913
               1,900 (a)Staar Surgical Co.                                                   31,825
               5,100 (a)Summit Technology, Inc.                                              42,394
               7,024 (a)Sun Healthcare Group, Inc.                                          139,602
                 600 (a)Sunquest Information Systems, Inc.                                    5,325
               1,500 (a)Sunrise Assisted Living, Inc.                                        55,688
               2,800 (a)Sunrise Medical, Inc.                                                43,225
                 600 (a)Superior Consultant Holdings Corp.                                   18,600
               2,900 (a)Synetic, Inc.                                                       112,375
               1,500 (a)Techne Corp.                                                         52,500
               2,700 (a)Technological Medical Products, Inc.                                 58,050

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 HEALTH CARE--CONTINUED
               1,900 (a)Theragenics Corp.                                            $       82,888
               2,500 (a)Theratech, Inc.                                                      26,250
               2,900 (a)Thermedics, Inc.                                                     49,300
               3,100 (a)Thermo Cardiosystems, Inc.                                           67,038
               6,500 (a)Total Renal Care Holdings, Inc.                                     200,281
               2,900 (a)Transitional Systems, Inc.                                           58,725
               3,000 (a)Transkaryotic Therapies, Inc.                                       102,750
               1,000 (a)Trex Medical Corp.                                                   12,875
               2,200 (a)Triangle Pharmaceuticals, Inc.                                       41,250
               6,900 (a)Trigon Healthcare, Inc.                                             168,619
               3,900 (a)U.S. Bioscience, Inc.                                                39,731
               2,700 (a)Uniphase Corp.                                                      181,238
               1,350 United Wisconsin Services, Inc.                                         37,547
               1,700 (a)VISX, Inc.                                                           38,888
               4,100 (a)Vertex Pharmaceuticals, Inc.                                        120,950
               3,200 (a)Veterinary Centers of America                                        46,400
               2,400 (a)Vical, Inc.                                                          33,900
               1,000 Vital Signs, Inc.                                                       19,375
               2,306 (a)Vitalink Pharmacy Services, Inc.                                     49,720
               5,400 (a)Vivus, Inc.                                                         142,425
                 500 (a)Wesley Jessen VisionCare, Inc.                                       14,625
               2,100 West Co., Inc.                                                          70,613
               4,600 (a)Zila, Inc.                                                           31,625
                         TOTAL                                                           14,240,518
 MISCELLANEOUS--0.0%
                 400 American Financial Enterprises                                          15,950
 PRODUCER MANUFACTURING--6.1%
               1,700 (a)ABT Building Products Corp.                                          30,600
               2,100 (a)ACX Technologies, Inc.                                               55,256
               1,000 (a)AFC Cable Systems, Inc.                                              28,375
               1,900 (a)Acme Metals, Inc.                                                    25,294
               1,600 (a)Advanced Lighting Technologies, Inc.                                 32,200
                 600 (a)Ag-Chem Equipment Co., Inc.                                           9,600
               1,300 Alamo Group, Inc.                                                       27,300

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 PRODUCER MANUFACTURING--CONTINUED
               3,800 (a)Allen Telecom, Inc.                                          $       71,963
               1,700 Allied Products                                                         44,838
               1,200 (a)Alltrista Corp.                                                      33,600
               3,000 (a)Alpine Group, Inc.                                                   44,063
               1,400 Amcast Industrial Corp.                                                 35,525
               4,800 (a)American Pad & Paper Co.                                             61,200
               5,400 Ametek, Inc.                                                           127,238
               5,800 (a)Anixter International, Inc.                                         109,475
               2,100 Applied Power, Inc., Class A                                           129,938
               1,800 (a)Avondale Industries, Inc.                                            48,600
               3,210 Baldor Electric Co.                                                     93,893
               3,900 Belden, Inc.                                                           133,575
               1,650 Blount International, Inc., Class A                                     86,728
               1,900 (a)Brown & Sharpe Manufacturing Co., Class A                            22,444
               1,000 C&D Technologies, Inc.                                                  44,000
               2,700 (a)Cable Design Technologies, Class A                                  105,975
               1,600 Cascade Corp.                                                           28,400
               1,300 Chart Industries, Inc.                                                  27,950
               1,400 (a)Chase Industries, Inc.                                               37,013
               1,500 (a)Chicago Miniature Lamp, Inc.                                         48,000
               5,900 Cincinnati Milacron, Inc.                                              163,725
               1,200 (a)Citation Corp.                                                       20,400
               2,200 Commercial Intertech Corp.                                              35,750
               2,300 Commercial Metals Corp.                                                 74,175
               2,300 Commonwealth Industries, Inc.                                           40,538
               2,600 (a)Cuno, Inc.                                                           44,200
               1,200 DT Industries, Inc.                                                     36,000
               6,000 (a)Dal-Tile International, Inc.                                         66,375
               1,400 (a)Detroit Diesel Corp.                                                 28,875
               1,300 (a)Encore Wire Corp.                                                    36,725
               1,800 (a)Essex International, Inc.                                            59,625
               2,300 (a)Fairchild Corp., Class A                                             58,219
               3,000 (a)Figgie International Holdings, Inc., Class A                         40,125
               6,678 Flowserve Corp.                                                        198,671

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 PRODUCER MANUFACTURING--CONTINUED
                 700 Franklin Electronics, Inc.                                      $       39,900
               3,900 Freeport McMoRan, Inc.                                                 133,088
               1,200 (a)Gardner Denver Machy, Inc.                                           43,050
                 800 General Binding Corp.                                                   24,200
               2,800 General Cable Corp.                                                     90,650
                 500 (a)Gibraltar Steel Corp.                                                11,813
               1,400 Gleason Corp.                                                           38,588
               3,700 (a)Global Industrial Technologies, Inc.                                 63,131
               2,075 Graco, Inc.                                                             80,277
               2,700 Greenfield Industries, Inc.                                            102,263
               5,000 (a)Griffon Corp.                                                        79,063
                 600 (a)Halter Marine Group, Inc.                                            31,388
               1,900 Handy & Harman                                                          48,331
               4,800 (a)Hayes Wheels International, Inc.                                    162,000
               3,000 (a)Hexcel Corporation                                                   80,438
               1,000 (a)Hirsch Intl. Corp., Class A                                          18,875
               1,850 (a)Holophane Corp.                                                      42,088
               4,800 IDEX Corp.                                                             161,400
                 900 (a)Insilco Corp.                                                        34,425
               3,400 Interface, Inc.                                                         98,175
               3,000 Intermet Corp.                                                          57,750
               7,100 JLG Industries, Inc.                                                    90,081
               3,000 Juno Lighting, Inc.                                                     54,000
               3,000 Kaman Corp., Class A                                                    54,375
               5,400 Kaydon Corp.                                                           164,025
               4,300 Kennametal, Inc.                                                       208,550
               3,000 (a)Kimball International, Inc., Class B                                123,000
               1,800 (a)Knoll Inc.                                                           49,950
               2,700 Kuhlman Corp.                                                           94,163
               4,100 Lincoln Electric Co., Class A                                          157,338
               1,500 Lindsay Manufacturing Co.                                               65,063
               3,000 (a)Littlefuse, Inc.                                                     91,875
               1,300 (a)MICROS Systems Corp.                                                 58,500
               3,500 (a)Magnetek, Inc.                                                       71,094

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 PRODUCER MANUFACTURING--CONTINUED
               2,850 Manitowoc, Inc.                                                 $       86,391
               1,400 (a)Maverick Tube Corp.                                                  49,350
                 400 (a)Mestek, Inc.                                                          7,300
               4,800 (a)Miller Industries, Inc.                                              48,600
               3,600 Modine Manufacturing Co.                                               122,625
               2,900 (a)MotivePower Industries, Inc.                                         77,213
               2,900 (a)Mueller Industries, Inc.                                            128,144
               1,129 NACCO Industries, Inc., Class A                                        116,287
               1,100 (a)NCI Building System, Inc.                                            40,081
               1,850 NN Ball & Roller, Inc.                                                  16,188
               2,400 Nordson Corp.                                                          119,100
               1,500 (a)Nortek, Inc.                                                         34,031
               2,900 (a)Oak Industries, Inc.                                                 83,194
               2,300 (a)OmniQuip International, Inc.                                         38,525
               2,700 (a)Oregon Metallurgical Corp.                                           63,281
               1,650 (a)Osmonics, Inc.                                                       26,091
                 700 Penn Engineering & Manufacturing Corp.                                  16,888
               3,400 Pittston Co.                                                            92,438
               3,400 Regal Beloit Corp.                                                      91,375
               1,350 Reliance Steel & Aluminum Co.                                           37,041
               1,300 Robbins & Myers, Inc.                                                   49,238
               1,900 (a)Rofin-Sinar Technologies, Inc.                                       26,363
               5,100 Roper Industries, Inc.                                                 136,106
                 900 (a)Ryerson Tull, Inc., Class A                                          13,331
               1,600 (a)SPS Technologies, Inc.                                               74,000
               1,700 Scotsman Industries, Inc.                                               44,944
               1,600 (a)Shaw Group, Inc.                                                     33,400
                 800 (a)Shiloh Industries, Inc.                                              14,500
                 800 (a)Simpson Manufacturing Co., Inc.                                      28,500
                 600 (a)Special Metals Corp.                                                 12,375
               1,800 (a)Specialty Equipment Cos., Inc.                                       29,250
               2,000 Standex International Corp.                                             70,000
               5,100 Stewart & Stevenson Services                                           110,925
               1,100 (a)Superior Telecom, Inc.                                               37,675

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 PRODUCER MANUFACTURING--CONTINUED
               2,500 TJ International, Inc.                                          $       57,500
               1,400 Tennant Co.                                                             54,425
               1,800 (a)Terex Corp.                                                          37,913
               1,300 (a)Thermadyne Holdings Corp.                                            39,000
               1,900 (a)Thermo Fibertek, Inc.                                                20,425
               1,700 Thomas Industries, Inc.                                                 51,000
               3,000 Titan International, Inc.                                               62,250
               2,700 (a)Tower Automotive, Inc.                                              113,063
               1,200 Tredegar Industries, Inc.                                               83,850
               2,400 (a)Triangle Pacific Corp.                                               78,600
               2,940 (a)Triarc Companies, Inc., Class A                                      66,518
               2,900 Trimas Corp.                                                            84,825
                 900 (a)TurboChef, Inc.                                                      10,125
              11,900 (a)U.S. Office Products Co.                                            371,657
               3,800 (a)UNR Industries, Inc.                                                 19,475
               3,000 (a)Valence Technology, Inc.                                             24,375
               1,700 Valhi, Inc.                                                             15,619
               3,300 Valmont Industries, Inc.                                                75,488
               3,250 Wabash National Corp.                                                   97,094
               5,900 (a)Walter Industries, Inc.                                             118,000
               2,800 Watsco, Inc.                                                            65,800
               3,000 Watts Industries, Inc., Class A                                         76,125
               2,300 Westinghouse Air Brake Co.                                              57,069
               2,300 (a)Wolverine Tube, Inc.                                                 71,300
               1,700 Woodhead Industries, Inc.                                               33,150
               1,400 Woodward Governor Co.                                                   47,950
               2,900 (a)Zebra Technologies Co., Class A                                      90,625
               2,000 Zero Corp.                                                              53,750
               2,000 Zurn Industries, Inc.                                                   67,125
                          TOTAL                                                           9,188,199
 RETAIL TRADE--4.1%
                 700 (a)99 Cents Only Stores                                                 26,294
               1,200 (a)Abercrombie & Fitch Co., Class A                                     31,200
                 900 (a)Amazon.com, Inc.                                                     54,900

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 RETAIL TRADE--CONTINUED
               3,300 (a)Ames Department Stores, Inc.                                 $       51,356
               4,200 (a)Ann Taylor Stores Corp.                                              60,113
               4,575 Arbor Drugs, Inc.                                                      122,381
               6,300 (a)BJ's Wholesale Club, Inc.                                           181,913
               5,500 (a)Best Buy Co., Inc.                                                  153,656
               1,000 (a)Brylane, Inc.                                                        43,438
                 600 (a)Buckle, Inc.                                                         16,200
               3,240 Burlington Coat Factory Warehouse                                       53,663
               1,100 (a)CDW Computer Centers, Inc.                                           68,200
               1,900 CPI Corp.                                                               49,400
               2,600 (a)Carson Pirie Scott & Co.                                            125,288
               4,300 Casey's General Stores, Inc.                                           103,738
               3,970 Cash America International, Inc.                                        46,896
               3,000 (a)Central Garden & Pet Co.                                             78,750
              17,200 (a)Charming Shoppes, Inc.                                               89,225
               2,500 (a)Circuit City Stores, Inc.                                            34,688
               7,375 Claire's Stores, Inc.                                                  163,172
               2,300 (a)Cole National Corp., Class A                                         97,463
               1,400 (a)Cost Plus, Inc.                                                      37,975
                 800 (a)Cross-Continent Auto Retailers, Inc.                                  7,900
                 300 Dart Group Corp., Class A                                               31,800
                 500 (a)Delia's, Inc.                                                        10,375
               1,400 (a)Discount Auto Parts, Inc.                                            29,313
               2,100 (a)Dominick's Supermarkets, Inc.                                        76,650
               2,700 (a)Dress Barn, Inc.                                                     68,513
               3,900 (a)Eagle Hardware & Garden, Inc.                                        66,300
               1,500 (a)Express Scripts, Inc., Class A                                       84,563
               2,700 (a)Fabri-Centers of America, Class A                                    58,388
               7,500 Fingerhut Companies, Inc.                                              165,938
               2,600 (a)Finish Line, Inc., Class A                                           43,875
               5,000 (a)Footstar, Inc.                                                      135,938
               1,700 (a)Friedmans, Inc., Class A                                             30,281
               1,400 (a)Gadzooks, Inc.                                                       34,825
               2,900 (a)Garden Ridge Corp.                                                   38,788

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 RETAIL TRADE--CONTINUED
               4,100 (a)Genesco, Inc.                                                $       52,019
               1,300 Genovese Drug Stores, Inc., Class A                                     22,425
               2,400 (a)Global DirectMail Corp.                                              44,100
               1,100 (a)Goody's Family Clothing, Inc.                                        28,806
               2,900 Great Atlantic & Pacific Tea Co., Inc.                                  88,994
               2,300 (a)Guitar Center, Inc.                                                  50,025
               3,500 Hancock Fabrics, Inc.                                                   47,469
               9,300 Heilig-Meyers Co.                                                      124,388
               4,100 (a)Hollywood Entertainment Corp.                                        50,225
               5,400 (a)Homebase, Inc.                                                       49,613
               1,100 Ingles Markets, Inc., Class A                                           14,438
               3,675 (a)Just For Feet, Inc.                                                  54,436
               2,500 (a)Lands' End, Inc.                                                     78,906
               2,100 (a)Linens 'N Things, Inc.                                               75,469
               5,000 Longs Drug Stores Corp.                                                125,313
               4,000 (a)MacFrugal's Bargains CloseOuts, Inc.                                136,000
               2,225 (a)Mens Wearhouse, Inc.                                                 86,219
               3,900 (a)Michaels Stores, Inc.                                               117,244
               5,600 (a)Micro Warehouse, Inc.                                                84,000
               2,550 (a)Microage, Inc.                                                       56,100
               3,600 (a)National Media Corp.                                                 20,925
               1,900 New Engineers Business Service, Inc.                                    55,338
               2,000 (a)O'Reilly Automotive, Inc.                                            48,750
               2,250 (a)Pacific Sunwear of California                                        62,156
               1,800 (a)Paul Harris Stores, Inc.                                             33,075
               3,050 (a)Petco Animal Supplies, Inc.                                          93,788
              11,192 Pier 1 Imports, Inc.                                                   204,254
               7,400 (a)Proffitts, Inc.                                                     212,288
               2,050 (a)Quality Food Centers, Inc.                                           97,631
               2,600 Regis Corp. Minnesota                                                   62,400
               2,500 (a)Renters Choice, Inc.                                                 55,625
               4,600 Ruddick Corp.                                                           71,875
              16,300 (a)Service Merchandise, Inc.                                            66,219
               2,400 Shopko Stores, Inc.                                                     60,150

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 RETAIL TRADE--CONTINUED
               1,700 Smart & Final, Inc.                                             $       34,319
               2,600 (a)Spiegal, Inc., Class A                                               15,925
               5,100 (a)Sports Authority, Inc.                                               96,581
               4,400 (a)Stage Stores, Inc.                                                  160,600
               1,450 (a)Stein Mart, Inc.                                                     42,413
               2,733 (a)Sunburst Hospitality Corp.                                           27,675
               8,900 (a)Sunglass Hut International, Inc.                                     71,200
               1,100 (a)Syms Corp.                                                           14,850
               1,900 Talbots, Inc.                                                           45,600
                 700 (a)Tractor Supply Co.                                                   13,825
               1,300 (a)Tuesday Morning Corp.                                                31,525
               1,400 (a)Ugly Duckling Corp.                                                  16,625
               2,300 (a)United Auto Group, Inc.                                              46,863
               1,600 (a)Urban Outfitters, Inc.                                               26,600
               1,600 (a)Value City Department Stores, Inc.                                   12,600
               1,300 (a)West Marine, Inc.                                                    27,300
               1,800 (a)Wet Seal, Inc., Class A                                              41,175
               3,200 (a)Whole Foods Market, Inc.                                            125,600
               3,200 (a)Williams-Sonoma, Inc.                                               128,400
               5,700 (a)Zale Corp.                                                          143,925
                         TOTAL                                                            6,227,620
 SERVICES--12.1%
               2,700 ABM Industries, Inc.                                                    73,238
               3,800 (a)ABR Information Services, Inc.                                       89,300
               9,300 (a)ACNielsen Corp.                                                     212,738
               4,000 (a)ADVO, Inc.                                                           89,750
                 700 (a)AMC Entertainment, Inc.                                              14,219
               2,600 (a)APAC Teleservices, Inc.                                              35,425
               1,300 (a)Abacus Direct Corp.                                                  47,775
               1,600 Ackerley Communications, Inc.                                           28,200
                 900 (a)Administaff, Inc.                                                    19,463
               1,200 (a)All American Communications, Inc.                                    30,300
              15,700 (a)Allied Waste Industries, Inc.                                       319,888
               1,750 (a)American Business Information, Class A                               18,375

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 SERVICES--CONTINUED
               1,950 (a)American Business Information, Class B                       $       25,350
               1,950 American Business Products, Inc.                                        39,122
               6,800 (a)American Media, Inc.                                                 53,975
               2,990 (a)American Radio Systems Corp.                                        145,763
               2,300 (a)American Residential Services, Inc.                                  33,638
               1,000 (a)Anchor Gaming                                                        78,500
               4,837 Apple South, Inc.                                                       90,089
               5,100 Applebee's International, Inc.                                         113,156
                 900 (a)Applied Graphics Technologies, Inc.                                  48,150
               3,025 Applied Industrial Technologies, Inc.                                   87,914
               4,900 (a)Ascent Entertainment Group, Inc.                                     48,388
               1,000 (a)Aviation Sales Co.                                                   34,375
               7,400 (a)Aztar Corp.                                                          52,725
               1,650 (a)BARRA, Inc.                                                          42,488
               1,100 (a)BET Holdings, Inc., Class A                                          56,031
               1,600 (a)BT Office Products International, Inc.                               17,400
                 300 (a)Bally's Grand, Inc.                                                  15,413
               1,600 (a)Banner Aerospace, Inc.                                               14,800
               5,050 Banta Corp.                                                            131,931
               2,100 (a)Bell & Howell Group, Inc.                                            57,881
                 400 (a)Berlitz International, Inc.                                          10,450
               2,600 (a)Big Flower Press Holdings, Inc.                                      57,200
               2,500 (a)Billing Information Concepts                                         98,125
               6,800 Bob Evans Farms, Inc.                                                  128,775
               2,000 (a)Borg Warner Security Corp.                                           33,875
               3,000 Bowne & Co., Inc.                                                      104,625
               5,800 (a)Boyd Gaming Corp.                                                    47,850
              12,800 (a)Brinker International, Inc.                                         179,200
               4,200 (a)Bristol Hotel Co.                                                   108,150
               7,425 (a)Buffets, Inc.                                                        77,963
               1,100 Butler Manufacturing Co.                                                37,263
               1,600 (a)CDI Corp.                                                            62,800
               6,800 CKE Restaurants, Inc.                                                  271,575
               1,000 (a)CKS Group, Inc.                                                      36,250

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 SERVICES--CONTINUED
                 900 (a)CSS Industries, Inc.                                         $       31,838
               2,600 (a)Cablevision Systems Corp., Class A                                  181,675
               3,200 (a)Calpine Corp.                                                        50,800
               3,000 (a)CapStar Hotel Co.                                                   106,313
                 800 Carbo Ceramics, Inc.                                                    26,500
               1,400 (a)Caribiner International, Inc.                                        62,388
               1,600 (a)Carmike Cinemas, Inc., Class A                                       52,000
               1,800 Castle (A.M.) & Co.                                                     43,313
               3,000 (a)Catalina Marketing Corp.                                            137,063
                 800 Central Parking Corp.                                                   43,700
               6,900 (a)Checkfree Corp.                                                     186,300
               1,700 (a)Cheesecake Factory, Inc.                                             53,550
               8,200 (a)Choice Hotels International, Inc.                                   144,013
               1,300 (a)Claremont Technology Group                                           28,763
               1,600 (a)Coinmach Laundry Corp.                                               33,500
                 800 (a)Computer Learning Centers, Inc.                                      36,200
               1,400 (a)Consolidated Graphics, Inc.                                          72,625
               2,573 (a)Consolidated Products, Inc.                                          49,530
               1,200 (a)Copart, Inc.                                                         20,850
               4,550 (a)Corestaff, Inc.                                                     112,613
               1,400 (a)Cox Radio, Inc., Class A                                             47,688
                 700 (a)Daisytek International Corp.                                         26,688
               2,100 Dames & Moore, Inc.                                                     26,119
                 700 (a)Data Processing Resources Corp.                                      15,575
               1,500 (a)Data Transmission Network Corp.                                      41,250
                 900 (a)Day Runner, Inc.                                                     36,281
               4,500 (a)DeVRY, Inc.                                                         118,688
               1,000 (a)Deltek Systems, Inc.                                                 18,750
               1,000 (a)Devon Group, Inc.                                                    39,250
                 600 Dover Downs Entertainment                                               11,850
               1,400 (a)Education Management Corp.                                           36,400
               2,100 (a)Einstein/Noah Bagel's                                                17,456
               1,400 (a)Emmis Broadcasting Corp., Class A                                    61,950
               4,200 (a)Employee Solutions, Inc.                                             26,775

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 SERVICES--CONTINUED
               1,500 (a)Equity Corp. International                                   $       30,563
                 800 (a)FactSet Research Systems                                             21,350
               1,600 Fair Isaac & Co., Inc.                                                  69,500
               1,500 (a)Family Golf Centers, Inc.                                            40,125
               1,100 (a)Fine Host Corp.                                                      30,800
               1,000 (a)Firearms Training Systems, Inc.                                       6,500
               3,300 Fisher Scientific International, Inc.                                  151,800
               6,200 Fleming Cos., Inc.                                                     104,625
               5,500 (a)Florida Panthers Holdings, Inc.                                     110,688
               6,500 (a)Foodmaker, Inc.                                                     106,844
               4,100 (a)Franklin Covey Co.                                                   91,994
               3,050 G & K Services, Inc., Class A                                          109,800
                 900 (a)GC Cos., Inc.                                                        38,700
               4,300 (a)Golden Books Family Entertainment, Inc.                              43,000
               5,300 (a)Grand Casinos, Inc.                                                  71,219
               1,950 Granite Construction, Inc.                                              41,194
                 100 Grey Advertising, Inc.                                                  34,350
              11,600 (a)Grey Wolf, Inc.                                                      95,700
               7,500 (a)Greyhound Lines, Inc.                                                28,594
               2,700 (a)HA-LO Industries, Inc.                                               75,600
               5,400 (a)Handleman Co.                                                        36,788
               5,000 Harland (John H.) Co.                                                  112,188
               1,700 (a)Heftel Broadcasting Corp., Class A                                  113,050
               2,200 (a)Hollywood Park, Inc.                                                 41,250
               2,000 (a)Homestead Village, Inc.                                              32,000
               5,700 (a)Host Marriott Services Corp.                                         81,225
               4,900 Houghton Mifflin Co.                                                   173,950
               2,000 Hughes Supply, Inc.                                                     69,750
               1,500 Hunt Corp.                                                              31,875
               1,500 (a)IHOP Corp.                                                           50,625
                 775 (a)ITT Educational Services, Inc.                                       18,697
               3,000 (a)Identix, Inc.                                                        31,125
               2,000 (a)Indus International, Inc.                                            28,250
               3,600 (a)Industri-Matematik International Corp.                               77,400

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 SERVICES--CONTINUED
               1,800 (a)Infinity Financial Technology, Inc.                          $       27,675
               5,200 Innkeepers USA Trust                                                    86,775
               6,600 (a)Input/Output, Inc.                                                  176,963
               6,500 Interim Services, Inc.                                                 170,219
               3,300 (a)International Alliance Services, Inc.                                37,538
               1,900 (a)International Dairy Queen, Inc., Class A                             50,350
               3,500 (a)Interstate Hotels Co.                                               107,625
               2,200 (a)JP Foodservice, Inc.                                                 70,263
               3,500 (a)Jacobs Engineering Group, Inc.                                       94,500
               7,300 (a)Jacor Communications, Inc., Class A                                 305,688
               2,500 (a)Jones Intercable, Inc., Class A                                      31,875
               7,900 (a)Journal Register Co.                                                137,756
               2,700 Kelly Services, Inc., Class A                                           95,850
                 900 Lab Holdings, Inc.                                                      22,500
               9,700 (a)Laidlaw Environmental Services, Inc.                                 49,106
               2,200 (a)Lamar Advertising Co.                                                74,525
               1,400 Landauer, Inc.                                                          35,350
               3,400 (a)Landrys Seafood Restaurants, Inc.                                    95,200
               1,000 Lawson Products, Inc.                                                   27,688
               1,400 (a)Layne Christensen Co.                                                27,825
               1,600 (a)Learning Tree International, Inc.                                    55,600
               5,800 (a)Lone Star Steakhouse & Saloon                                       134,125
               3,800 Luby's Cafeterias, Inc.                                                 75,763
               1,200 (a)Mail Boxes, ETC.                                                     33,150
               2,500 (a)Mail-Well, Inc.                                                      86,563
               7,900 (a)Malibu Entertainment Worldwide                                       27,650
               2,050 Marcus Corp.                                                            57,400
               3,300 (a)Marvel Entertainment Group                                            5,981
               1,750 (a)Mastec, Inc.                                                         56,766
               2,100 (a)May & Speh, Inc.                                                     26,513
               2,525 McClatchy Newspapers, Inc., Class A                                     82,852
               1,900 Media General, Inc., Class A                                            77,425
               1,600 (a)MemberWorks, Inc.                                                    28,000
               2,200 Merrill Corp.                                                           49,225

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 SERVICES--CONTINUED
                 500 Metris Cos., Inc.                                               $       21,125
               1,200 (a)Metro Networks, Inc.                                                 37,200
               2,100 (a)Metromail Corp.                                                      41,606
               6,942 (a)Metromedia International Group, Inc.                                 79,833
                 700 (a)Metzler Group, Inc.                                                  27,038
                 800 (a)Midway Games, Inc.                                                   16,750
               2,400 (a)MoneyGram Payment Systems, Inc.                                      34,350
               1,700 Morrison Health Care, Inc.                                              28,156
               2,200 (a)Morrison Knudsen Corp.                                               25,850
                 700 (a)NCO Group, Inc.                                                      25,200
               3,300 (a)NFO Research, Inc.                                                   59,400
               3,200 (a)NOVA Corp.                                                           86,000
               1,500 (a)NPC International, Inc.                                              21,188
               1,800 Nash Finch Co.                                                          36,225
               2,900 (a)National-Oilwell, Inc.                                              222,031
               5,230 (a)Newpark Resources, Inc.                                             217,045
               2,300 Norrell Corp.                                                           66,988
               1,900 (a)OHM Corp.                                                            16,388
               8,200 Ogden Corp.                                                            207,050
               1,800 (a)On Assignment, Inc.                                                  43,875
               1,900 (a)On Command Corp.                                                     24,225
               2,650 (a)Outdoor Systems, Inc.                                                81,488
                 900 (a)PEC Israel Economic Corp.                                            18,000
               6,200 (a)PMT Services, Inc.                                                   99,975
               3,050 (a)Papa Johns International, Inc.                                       90,166
                   1 Patriot American Hospitality, Inc.                                          33
               2,500 (a)Paxson Communications Corp.                                          28,125
                 700 (a)Pegasystems, Inc.                                                    12,775
               1,200 (a)Penn National Gaming, Inc.                                           19,275
                 900 (a)Penske Motorsports, Inc.                                             26,663
               1,950 (a)Performance Food Group Co.                                           36,075
               2,000 (a)Personnel Group of America, Inc.                                     69,375
               7,200 Phoenix Duff & Phelps Corp.                                             50,850
               1,250 (a)Pinkertons, Inc.                                                     26,719

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 SERVICES--CONTINUED
               2,800 (a)Playboy Enterprises, Inc., Class B                           $       38,675
                 800 (a)Precision Response Corp.                                              5,800
               1,800 (a)Premier Parks, Inc.                                                  72,000
               3,600 (a)Prepaid Legal Services, Inc.                                        108,900
               7,000 (a)Pride International, Inc.                                           231,000
               1,200 (a)Primadonna Resorts, Inc.                                             21,000
               4,200 (a)Primark Corp.                                                       126,000
               6,600 (a)Prime Hospitality Corp.                                             134,475
               1,300 (a)Profit Recovery Group International, Inc.                            20,313
               5,400 (a)PsiNet, Inc.                                                         45,225
               1,733 Pulitzer Publishing Co.                                                 93,383
                 700 (a)Quintel Entertainment, Inc.                                           4,714
               2,600 (a)RCN Corp.                                                            82,225
               2,400 (a)Rainforest Cafe Inc.                                                 81,900
               1,400 (a)Rare Hospitality International, Inc.                                 13,125
               4,600 (a)Red Roof Inns, Inc.                                                  70,725
               2,300 (a)Rexel, Inc.                                                          51,463
               7,700 Richfood Holdings, Inc.                                                185,763
               2,700 (a)Rio Hotel & Casino, Inc.                                             59,231
               3,300 Rollins, Inc.                                                           70,538
               2,800 (a)Romac International, Inc.                                            56,000
               2,650 Ruby Tuesday, Inc.                                                      72,047
               1,900 (a)Rural/Metro Corp.                                                    66,025
               7,700 (a)Ryan's Family Steak Houses, Inc.                                     66,413
               4,600 Rykoff Sexton, Inc.                                                     98,900
               1,900 SEI Corp.                                                               80,869
               1,100 (a)SFX Broadcasting, Inc.                                               81,331
               1,200 (a)SPS Transaction Services, Inc.                                       25,425
               9,500 Safety-Kleen Corp.                                                     210,188
               1,500 (a)Saga Communications, Inc., Class A                                   30,375
               2,050 Sbarro, Inc.                                                            54,197
               2,100 (a)Scholastic Corp.                                                     85,050
               1,500 (a)Scientific Games Holdings Corp.                                      32,344
               3,300 (a)Scopus Technology, Inc.                                              48,881

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 SERVICES--CONTINUED
               2,450 (a)Seattle Filmworks, Inc.                                      $       24,500
               1,600 (a)Service Experts, Inc.                                                40,000
               7,100 (a)Shoney's, Inc.                                                       33,281
               2,450 (a)ShowBiz Pizza Time, Inc.                                             52,063
               2,600 Showboat, Inc.                                                          51,675
               4,500 Shurgard Storage Centers, Inc., Class A                                127,125
               1,400 (a)Sinclair Broadcast Group, Inc.                                       51,100
               7,600 (a)Sitel Corp.                                                          67,450
               2,500 (a)Snyder Communications, Inc.                                          73,750
               1,700 (a)Sodak Gaming, Inc.                                                   18,275
               1,950 (a)Sonic Corp.                                                          50,213
               6,700 Sothebys Holdings, Inc., Class A                                       125,625
               1,500 (a)Source Services Corp.                                                42,750
               2,000 (a)Speedway Motorsports, Inc.                                           47,875
               3,600 (a)Spelling Entertainment Group, Inc.                                   31,050
               2,200 (a)StaffMark, Inc.                                                      68,200
               2,100 Standard Register                                                       67,988
               3,400 (a)Station Casinos, Inc.                                                27,625
                 400 (a)Steck-Vaughn Publishing Corp.                                         5,750
               1,100 Stone & Webster, Inc.                                                   51,013
               4,500 Storage USA, Inc.                                                      170,719
                 600 Strayer Education, Inc.                                                 28,650
               1,700 (a)Suburban Lodges of America, Inc.                                     42,075
               3,100 (a)Superior Services, Inc.                                              82,925
               3,100 (a)Sylvan Learning Systems, Inc.                                       130,588
               8,400 (a)TCI Satellite Entertainment, Inc.                                    60,900
               1,200 (a)TMP Worldwide, Inc.                                                  25,500
               4,100 (a)TeleSpectrum Worldwide, Inc.                                         19,219
               2,706 (a)Tetra Tech, Inc.                                                     70,694
               1,800 (a)Tetra Technologies, Inc.                                             41,513
                 700 (a)Thermo Ecotek Corp.                                                   9,931
                 600 (a)Thermo Terratech, Inc.                                                5,550
               1,775 Thomas Nelson, Inc.                                                     20,634
               1,600 (a)Ticketmaster Group, Inc.                                             37,000

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 SERVICES--CONTINUED
                 700 Trigen Energy Corp.                                             $       16,669
               3,300 True North Communications, Inc.                                         75,075
               3,700 (a)Trump Hotels & Casino Resorts, Inc.                                  33,994
               6,300 (a)US Satellite Broadcasting Co., Class A                               51,581
               3,100 (a)USCS International, Inc.                                             60,063
               1,400 Unifirst Corp.                                                          35,175
                 600 (a)United Natural Foods, Inc.                                           12,600
               1,900 (a)United Stationers, Inc.                                              76,950
                 700 United Television, Inc.                                                 75,425
               2,600 (a)Universal Outdoor Holdings, Inc.                                    109,850
               1,900 (a)VWR Scientific Products Corp.                                        41,800
               4,300 (a)Vail Resorts, Inc.                                                  119,594
                 300 Value Line, Inc.                                                        11,400
               7,000 (a)Vanstar Corp.                                                        91,438
               3,600 (a)Veritas DGC, Inc.                                                   147,375
                 500 (a)Vincam Group, Inc.                                                   15,688
                 900 (a)Vistana, Inc.                                                        20,588
               1,350 (a)Volt Information Science, Inc.                                       93,150
               3,000 (a)WMS Industries, Inc.                                                 72,938
               2,100 Wackenhut Corp., Class A                                                45,150
               1,600 (a)Wackenhut Corrections Corp.                                          46,000
                 400 Waverly, Inc.                                                           10,525
               3,800 (a)Westwood One, Inc.                                                  116,613
               2,100 Wiley (John) & Sons, Inc., Class A                                      92,138
               1,700 (a)Wilmar Industries, Inc.                                              44,625
               5,500 (a)World Color Press                                                   139,219
               1,700 (a)Wyndham Hotel Corp.                                                  76,394
               1,900 (a)Young Broadcasting, Inc., Class A                                    68,875
                         TOTAL                                                           18,167,158
 TECHNOLOGY--14.8%
               2,700 AAR Corp.                                                               96,694
                 600 (a)ACT Manufacturing, Inc.                                               9,525
               1,300 (a)ATMI, Inc.                                                           34,938
                 300 (a)Accugraph Corp., Class A                                                225

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 TECHNOLOGY--CONTINUED
               2,800 (a)Actel Corp.                                                  $       41,825
               5,900 (a)Acxiom Corp.                                                         96,981
               1,000 (a)Ade Corp.                                                            27,125
               3,100 (a)Adtran, Inc.                                                        111,600
                 700 (a)Advanced Energy Industries, Inc.                                     14,525
                 600 (a)Advent Software, Inc.                                                15,300
               5,900 (a)Affiliated Computer Services, Inc., Class A                         148,238
               4,000 (a)Alliance Semiconductor Corp.                                         30,000
               1,500 (a)Alliant Techsystems, Inc.                                            89,250
               2,300 (a)Alternative Resources Corp.                                          56,925
               2,150 (a)Altron, Inc.                                                         34,131
               3,100 (a)Amati Communications Corp.                                           45,338
               6,700 (a)American Management System, Inc.                                    144,888
               6,500 (a)Ampex, Inc., Class A                                                 20,719
               2,900 (a)Amphenol Corp., Class A                                             149,350
               2,350 (a)Anadigics, Inc.                                                      86,950
               1,200 Analogic Corp.                                                          44,400
               2,400 Analysts International Corp.                                           108,300
               4,350 (a)Antec Corp.                                                          68,513
                 800 (a)Apex MPC Solutions, Inc.                                             20,600
               4,000 (a)Applied Magnetics Corp.                                              92,000
               1,800 (a)Arbor Software Corp.                                                 65,813
               1,100 (a)Aspect Development, Inc.                                             51,425
               8,000 (a)Aspect Telecommunications Corp.                                     192,000
               3,400 (a)Aspen Technologies, Inc.                                            127,925
               1,500 (a)Asyst Technologies, Inc.                                             43,641
               4,100 (a)Auspex Systems, Inc.                                                 47,663
               3,619 (a)Avant! Corp.                                                         94,986
               2,600 (a)Aviall, Inc.                                                         34,775
               3,800 (a)Avid Technology, Inc.                                               108,538
               2,300 (a)Aware, Inc.                                                          27,888
               4,800 (a)BDM International, Inc.                                             106,200
               3,600 (a)BE Aerospace, Inc.                                                  101,250
               1,700 (a)BEA Systems, Inc.                                                    22,950

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 TECHNOLOGY--CONTINUED
                 400 BGS System, Inc.                                                $       13,000
                 900 (a)BRC Holdings, Inc.                                                   33,750
                 700 (a)Bacou U.S.A., Inc.                                                   12,338
               3,479 (a)BancTec, Inc.                                                        79,582
               1,900 (a)Benchmark Electronics, Inc.                                          47,381
               3,000 (a)Berg Electronics Corp.                                               70,125
               4,100 (a)Bisys Group, Inc.                                                   127,613
               2,700 (a)Black Box Corp.                                                     110,700
               2,887 (a)Boole & Babbage, Inc.                                                83,723
               6,000 (a)Borland International, Inc.                                          57,000
               4,200 (a)Boston Technology, Inc.                                             113,925
               3,987 (a)Brightpoint, Inc.                                                   131,571
               3,925 (a)Burr Brown Corp.                                                    118,731
               5,300 (a)C-Cube Microsystems, Inc.                                           125,875
               1,100 (a)C/NET Inc.                                                           26,538
               1,700 (a)CACI International, Inc., Class A                                    30,388
                 900 (a)CFM Technologies, Inc.                                               16,425
               5,100 (a)CHS Electronics, Inc.                                               124,631
               4,200 (a)CSG Systems International, Inc.                                     164,588
               1,028 CTS Corp.                                                               98,688
                 575 (a)Cable Michigan, Inc.                                                 12,075
               2,400 (a)California Microwave                                                 38,550
               5,500 (a)CellNet Data Systems, Inc.                                           53,625
               2,150 (a)Cellstar Corp.                                                       72,966
               3,690 (a)Cellular Technical Services, Inc.                                    18,335
               5,500 Checkpoint System, Inc.                                                 88,000
               3,000 (a)Chips & Technologies, Inc.                                           47,625
               1,300 (a)Ciber, Inc.                                                          57,525
               2,400 (a)Cidco, Inc.                                                          44,700
               9,700 (a)Cirrus Logic, Inc.                                                  146,713
               4,100 (a)Citrix Systems Inc.                                                 301,094
               3,400 (a)Clarify, Inc.                                                        44,200
               5,500 (a)Cognex Corp.                                                        147,125
               1,600 (a)Coherent Communications Systems Corp.                                48,400

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 TECHNOLOGY--CONTINUED
               1,800 (a)Coherent, Inc.                                               $       70,200
               1,500 Cohu, Inc.                                                              56,156
                 500 (a)Complete Business Solutions, Inc.                                    17,625
               3,500 (a)Compucom System, Inc.                                                33,031
               3,000 (a)Compuserve Corp.                                                     37,875
               4,400 (a)Computer Horizons Corp.                                             133,650
                 300 (a)Computer Management Sciences                                          5,250
               3,900 (a)Computer Products, Inc.                                             106,275
               2,400 Computer Task Group, Inc.                                               67,800
              10,400 (a)Computervision Corp.                                                 29,250
               4,100 (a)Comverse Technology, Inc.                                           169,125
               7,900 (a)CopyTele, Inc.                                                       37,525
               3,550 (a)Credence Systems Corp.                                              104,725
                 900 Cubic Corp.                                                             29,025
                 400 Curtiss Wright Corp.                                                    29,650
               1,400 (a)CyberMedia, Inc.                                                     41,650
               2,700 (a)Cylink Corp.                                                         36,450
               4,600 (a)Cymer, Inc.                                                         105,225
               3,200 (a)Cyrix Corp.                                                          94,400
               1,000 (a)DBT Online, Inc.                                                     27,563
               4,000 (a)DII Group, Inc.                                                      98,500
               7,300 (a)DSP Communications, Inc.                                            135,050
               2,400 Daniel Industries, Inc.                                                 48,300
               1,500 (a)Data Dimensions, Inc.                                                40,500
               6,100 (a)Data General Corp.                                                  117,425
               1,250 (a)Davox Corp.                                                          44,688
               1,400 (a)Dialogic Corp.                                                       57,750
               5,600 (a)Diamond Multimedia Systems, Inc.                                     60,200
                 900 (a)Digital Lightwave, Inc.                                              16,425
                 800 (a)Digital Link Corp.                                                   17,600
               3,000 (a)Digtial Microwave Corp.                                             108,000
               1,900 (a)Dionex Corp.                                                         94,763
               1,600 (a)Documentum, Inc.                                                     47,800
               1,000 (a)Ducommun, Inc.                                                       33,375

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 TECHNOLOGY--CONTINUED
                 700 (a)Dupont Photomasks, Inc.                                      $       30,100
               2,600 (a)Dynatech Corp.                                                       88,725
               7,500 EG & G, Inc.                                                           155,156
               2,400 (a)ESS Technology, Inc.                                                 29,100
               1,500 (a)Echostar Communications Corp., Class A                               28,500
               1,900 (a)Edify Corp.                                                          32,656
               1,400 (a)Electro Scientific Industries, Inc.                                  67,900
               3,000 (a)Electroglas, Inc.                                                    57,000
               1,100 (a)Eltron International, Inc.                                           32,038
               1,800 (a)Encad, Inc.                                                          58,500
               2,700 (a)Envoy Corp.                                                          75,600
               1,400 (a)Esterline Technologies Corp.                                         50,925
               3,500 (a)Etec Systems, Inc.                                                  156,188
               1,500 (a)Evans & Sutherland Computer Co.                                      45,000
               3,400 (a)Exabyte Corp.                                                        35,913
               1,500 (a)Exar Corp.                                                           36,000
               2,400 (a)FEI Co.                                                              44,100
               3,700 (a)FSI International, Inc.                                              63,825
               5,000 (a)FTP Software, Inc.                                                   15,000
               2,500 (a)Filenet Corp.                                                        56,250
                 400 (a)Forrester Research, Inc.                                             10,325
               3,100 (a)Forte Software, Inc.                                                 36,619
               4,400 GenCorp, Inc.                                                          107,525
               4,400 (a)GenRad, Inc.                                                        129,800
               3,100 (a)General DataComm Industries, Inc.                                    18,988
               1,500 (a)GeoTel Communications Corp.                                          25,688
               9,800 (a)Geotek Industries, Inc.                                              35,525
               3,300 Gerber Scientific, Inc.                                                 68,475
               9,800 (a)Glenayre Technologies, Inc.                                         127,400
               1,400 (a)HADCO Corp.                                                          77,525
               6,000 (a)HMT Technology Corp.                                                101,250
               2,600 (a)HNC Software                                                         96,200
               1,350 Hach Co.                                                                17,213
               1,050 Hach Co., Class A                                                       10,139

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 TECHNOLOGY--CONTINUED
               2,950 (a)Harbinger Corp.                                              $       87,763
               1,400 Helix Technology Corp.                                                  63,000
               1,900 Henry Jack & Associates, Inc.                                           48,925
               3,200 (a)Hutchinson Technology, Inc.                                          84,400
               2,900 (a)Hyperion Software Corp.                                             110,563
                 800 (a)I2 Technologies, Inc.                                                36,350
               1,400 (a)IKOS Systems, Inc.                                                   12,425
               1,800 (a)In Focus Systems, Inc.                                               58,950
               1,700 (a)Inacom Corp.                                                         52,381
               1,500 (a)Information Management Resources                                     38,625
               4,600 (a)Information Resources, Inc.                                          75,900
               2,400 Innovex, Inc.                                                           61,950
               1,500 (a)Inso Corp.                                                           18,188
               1,900 (a)Integrated Circuit System, Inc.                                      65,075
              13,000 (a)Integrated Device Technology, Inc.                                  150,313
               2,700 (a)Integrated Process Equipment Corp.                                   59,906
               2,600 (a)Integrated Systems, Inc.                                             45,825
               3,000 (a)Inter-Tel, Inc.                                                      74,719
               7,900 (a)Interdigital Communications Corp.                                    39,500
               6,800 (a)Intergraph Corp.                                                     73,100
               3,100 (a)International Network Services                                       68,200
               8,300 (a)International Rectifier Corp.                                       113,606
               3,400 (a)Intersolv, Inc.                                                      43,350
               2,600 (a)Intervoice, Inc.                                                     24,375
                 500 (a)Intevac, Inc.                                                         6,469
                 900 (a)Iron Mountain, Inc.                                                  34,594
               1,900 (a)Itron, Inc.                                                          38,950
               1,400 (a)JDA Software Group, Inc.                                             43,750
                 500 (a)JPM Co.                                                              10,375
               2,200 John Fluke Manufacturing, Co.                                           52,938
               6,400 (a)Kemet Corp.                                                         139,200
               4,500 (a)Kent Electronics Corp.                                              157,219
               1,300 (a)Kronos, Inc.                                                         37,700
               3,700 (a)Kulicke & Soffa Industries                                           95,275

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 TECHNOLOGY--CONTINUED
               1,000 (a)LHS Group, Inc.                                              $       48,000
               5,800 (a)LTX Corp.                                                            31,175
                 900 (a)LeCroy Corp.                                                         33,075
               2,800 (a)Legato Systems, Inc.                                                119,700
               3,350 (a)Level One Communications, Inc.                                      150,750
               2,200 (a)Lycos, Inc.                                                          57,475
               1,200 (a)MOOG Inc., Class A                                                   45,000
               3,100 (a)MRV Communications, Inc.                                             90,675
               1,500 MTS Systems Corp.                                                       57,000
               5,100 (a)Macromedia, Inc.                                                     52,913
               2,700 (a)Manugistics Group, Inc.                                              96,188
               2,800 (a)Marshall Industries                                                  98,175
                 900 (a)Mastech Corp.                                                        29,813
               9,700 (a)Mentor Graphics Corp.                                               106,094
               2,700 (a)Mercury Interactive Corp.                                            60,750
               4,600 Methode Electronics, Inc., Class A                                      90,850
                 800 (a)Metro Information Services, Inc.                                     19,900
               1,900 (a)Micrel, Inc.                                                         68,163
               1,900 (a)Micro Linear Corp.                                                   15,438
               1,300 (a)MicroTouch Systems, Inc.                                             31,363
               3,500 (a)Mylex Corp.                                                          30,188
               2,200 National Computer Systems, Inc.                                         83,600
               1,500 (a)National Instruments Corp.                                           68,250
               1,100 (a)National Processing, Inc.                                            11,206
               2,600 (a)National TechTeam, Inc.                                              31,200
               1,700 (a)Natural Microsystems Corp.                                           81,175
               1,600 (a)NeoMagic Corp.                                                       23,400
               2,300 (a)Network Appliance, Inc.                                             115,575
               2,500 (a)Network Computing Devices                                            21,563
               3,500 (a)Network Equipment Technologies, Inc.                                 59,500
               7,000 (a)Network General Corp.                                               141,750
               5,700 NewPort News Shipbuilding, Inc.                                        122,550
               1,600 (a)Nichols Research Corp.                                               39,200
               2,200 (a)Nimbus CD International, Inc.                                        20,075

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 TECHNOLOGY--CONTINUED
                 900 OAO Technology Solutions, Inc., Rights                          $        3,600
               1,600 (a)ODS Networks, Inc.                                                   16,600
               2,700 OEA, Inc.                                                              108,675
               3,000 (a)OIS Optical Imaging Systems, Inc.                                     5,531
               5,900 (a)Oak Technology, Inc.                                                 56,788
               3,800 (a)Object Design, Inc.                                                  41,325
               1,500 (a)Objective Systems Integrator                                         18,656
               4,800 (a)Omnipoint Corporation                                               111,300
               2,900 (a)Open Market, Inc.                                                    32,625
                 400 (a)Optical Cable Corp.                                                   3,975
               5,300 (a)Orbital Sciences Corp.                                              129,188
               6,000 (a)P-COM, Inc.                                                         120,750
               4,800 (a)PMC-Sierra, Inc.                                                    126,600
               2,000 (a)PRI Automation, Inc.                                                 76,500
               1,600 Park Electrochemical Corp.                                              45,400
               1,300 (a)Perceptron, Inc.                                                     31,363
               2,200 (a)Periphonics Corp.                                                    21,175
               2,600 (a)Phoenix Technology, Ltd.                                             39,975
               1,400 (a)Photronic Labs, Inc.                                                 60,025
               5,600 (a)PictureTel Corp.                                                     51,800
               4,225 Pioneer Standard Electronics, Inc.                                      69,184
               1,500 (a)Pixar, Inc.                                                          36,000
               2,900 (a)Plantronics, Inc.                                                   106,938
              10,098 (a)Platinum Technology, Inc.                                           244,877
               2,400 (a)Plexus Corp.                                                         71,400
                 700 (a)Powerwave Technologies, Inc.                                         21,613
               4,100 (a)Premisys Communications, Inc.                                       111,725
               1,900 (a)Progress Software Corp.                                              40,613
               1,600 (a)Project Software & Development, Inc.                                 37,000
               1,600 (a)Proxim, Inc.                                                         17,200
               1,200 (a)Quickresponse Services, Inc.                                         39,000
               1,700 (a)REMEC, Inc.                                                          43,138
               2,300 (a)RMI Titanium Co.                                                     54,625
               1,000 (a)RadiSys Corp.                                                        46,500

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE

 *COMMON STOCKS--CONTINUED
 TECHNOLOGY--CONTINUED
               1,000 (a)Radiant Systems, Inc.                                        $       18,125
               2,000 (a)Rambus, Inc.                                                         99,500
               4,900 (a)Ramtron International Corp.                                          32,463
              12,552 (a)Rational Software Corp.                                             114,537
               7,200 (a)Read-Rite Corp.                                                     143,100
               1,160 (a)Registry, Inc.                                                       48,140
               3,400 (a)Remedy Corp.                                                        159,800
               3,200 (a)Robotic Vision Systems, Inc.                                         44,000
               3,600 (a)Rohr, Inc.                                                          109,125
               8,100 (a)S3, Inc.                                                             71,888
               2,100 (a)SDL, Inc.                                                            37,800
               1,000 (a)SPSS, Inc.                                                           22,500
               3,800 (a)Sabre Group Holdings, Inc.                                          100,700
               4,500 (a)Safeguard Scientifics, Inc.                                         139,500
               2,600 (a)Sandisk Corp.                                                        62,075
               2,800 (a)Sanmina Corp.                                                       209,300
               3,100 (a)Santa Cruz Operation, Inc.                                           18,988
                 500 (a)Sapient Corp.                                                        26,625
               1,100 (a)Sawtek, Inc.                                                         37,400
                 900 (a)SeaChange International, Inc.                                         9,113
                 700 (a)Semtech Corp.                                                        32,594
               1,300 (a)Sequa Corp., Class A                                                 74,588
               6,500 (a)Sequent Computer System, Inc.                                       136,094
               1,500 (a)Sheldahl, Inc.                                                       29,063
               4,500 (a)Shiva Corp.                                                          46,969
               3,300 (a)Siebel Systems, Inc.                                                133,238
               5,100 (a)Silicon Valley Group, Inc.                                          146,625
               1,600 (a)Siliconix, Inc.                                                      73,900
               1,100 (a)Sipex Corp.                                                          36,163
               2,000 (a)Smart Modular Technologies, Inc.                                     99,500
               1,700 (a)Spectrian Corp.                                                      39,950
               1,100 (a)Speedfam International, Inc.                                         40,838
               1,900 (a)Splash Technology Holdings, Inc.                                     79,088
               1,700 (a)Stanford Telcommunications, Inc.                                     41,225

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE
 *COMMON STOCKS--CONTINUED
 TECHNOLOGY--CONTINUED
               4,400 (a)Stratus Computer, Inc.                                       $      155,650
               5,500 (a)Structural Dynamics Research Corp.                                  105,188
               2,000 (a)Supertex, Inc.                                                       30,000
               1,500 (a)Sykes Enterprises, Inc.                                              37,313
               9,100 (a)Symantec Corp.                                                      199,063
               2,600 (a)Symmetricom, Inc.                                                    39,813
               4,850 (a)System Software Association                                          56,988
               2,700 (a)Systems & Computer Technology Corp.                                 116,438
               3,400 (a)Systemsoft Corp.                                                     26,988
               1,000 (a)Tech-Sym Corp.                                                       31,750
               2,300 Technitrol, Inc.                                                        71,013
               4,000 (a)Technology Solutions Corp.                                          126,000
               1,600 (a)Tekelec, Inc.                                                        67,000
               2,500 (a)Telxon Corp.                                                         64,375
               6,100 (a)The Learning Co., Inc.                                              115,138
                 500 (a)Thermedics Detection, Inc.                                            5,250
                 600 (a)Thermo Optek Corp.                                                   10,163
                 600 (a)ThermoSpectra Corp.                                                   6,225
                 600 (a)Thermoquest Corp.                                                    10,725
               1,550 (a)Thermotrex Corp.                                                     35,650
               2,700 (a)Tracor, Inc.                                                         72,225
               1,900 (a)Trident Microsystems, Inc.                                           23,988
               3,600 (a)Trimble Navigation Ltd.                                              72,900
               1,300 (a)Triquint Semiconductor, Inc.                                         31,850
               1,600 (a)Triumph Group, Inc.                                                  52,000
               3,000 (a)Ultratech Stepper, Inc.                                              81,750
               3,800 (a)Unitrode Corp.                                                      101,888
               1,500 (a)Vantive Corp.                                                        37,875
               1,300 (a)Veeco Instruments, Inc.                                              51,513
               4,300 (a)Veritas Software Corp.                                              178,988
               3,100 (a)Viasoft, Inc.                                                       127,100
               5,200 (a)Vicor Corp.                                                         167,700
               2,100 (a)VideoServer, Inc.                                                    26,513
               2,700 (a)Viewlogic Systems, Inc.                                              65,475

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE
 *COMMON STOCKS--CONTINUED
 TECHNOLOGY--CONTINUED
               3,800 (a)Visio Corp.                                                  $      141,313
               2,200 (a)Walker Interactive Systems                                           31,075
               1,500 (a)Wall Data, Inc.                                                      24,563
               6,000 (a)Wang Laboratories, Inc.                                             138,750
               4,100 (a)Waters Corp.                                                        180,400
               1,300 Watkins Johnson Co.                                                     40,300
               2,500 (a)Westell Technologies, Inc., Class A                                  44,063
               1,500 (a)Whitmann-Hart, Inc.                                                  43,500
               3,150 (a)Wind River Systems, Inc.                                            120,881
               2,800 Wireless Telecom Group, Inc.                                            21,875
               2,300 (a)Wonderware Corp.                                                     41,544
               3,100 (a)World Access, Inc.                                                   82,150
               3,200 (a)Wyman Gordon Co.                                                     77,200
               3,700 (a)Xircom, Inc.                                                         37,000
               5,300 (a)Xylan Corp.                                                          84,800
               3,750 (a)Yahoo, Inc.                                                         164,414
               1,000 (a)Yurie Systems, Inc.                                                  30,313
               3,300 (a)Zilog, Inc.                                                          62,906
               2,500 (a)Zitel Corp.                                                          35,469
               1,500 (a)Zoran Corp.                                                          25,125
               1,500 (a)Zygo Corp.                                                           40,875
               1,000 (a)Zytec Corp.                                                          35,688
               2,400 (a)fonix Corp.                                                          15,150
                        TOTAL                                                            22,248,488
 TRANSPORTATION--1.8%
               4,000 APL, Ltd.                                                              131,500
               3,600 ASA Holdings Ltd.                                                      100,350
               3,500 Airborne Freight Corp.                                                 221,813
               5,000 Airlines Express International Corp.                                   153,125
               1,300 (a)Airnet Systems, Inc.                                                 26,650
               2,400 (a)Alaska Air Group, Inc.                                               80,100
               6,502 (a)America West Holdings Corp., Class B                                 96,311
               3,400 (a)American Freightways Corp.                                           52,700
               3,300 Arnold Industries, Inc.                                                 70,125

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE
 *COMMON STOCKS--CONTINUED
 TRANSPORTATION--CONTINUED
               1,400 (a)Atlas Air, Inc.                                              $       38,850
               2,000 Circle International Group, Inc.                                        50,250
               2,500 (a)Coach USA, Inc.                                                      74,375
               3,600 (a)Consolidated Freightways Corp.                                       50,850
               1,700 (a)Covenant Transport, Inc., Class A                                    28,050
               1,200 (a)Eagle USA Airfreight, Inc.                                           36,300
               4,000 Expeditors International Washington, Inc.                              147,000
                 400 Florida East Coast, Inc.                                                43,375
               3,500 (a)Fritz Companies, Inc.                                                48,344
               2,545 (a)Heartland Express, Inc.                                              69,988
               3,600 Hunt (J.B.) Transportation Services, Inc.                               55,350
               1,900 (a)Hvide Marine, Inc., Class A                                          62,700
               4,000 (a)Kirby Corp.                                                          79,000
                 600 (a)Kitty Hawk, Inc.                                                     12,225
                 600 (a)Knight Transportation, Inc.                                          17,138
               2,100 (a)Landstar System, Inc.                                                52,500
               1,500 (a)M.S. Carriers, Inc.                                                  38,016
               1,200 (a)Mesaba Holdings, Inc.                                                24,750
               1,500 (a)Midwest Express Holdings, Inc.                                       48,188
               6,300 (a)OMI Corp.                                                            75,206
               4,400 Overseas Shipholding Group, Inc.                                       108,900
               2,000 Roadway Express, Inc.                                                   55,500
               2,200 (a)Swift Transportation Co.                                             70,400
               8,000 (a)Trans World Airlines, Inc.                                           59,500
               4,250 USFreightways Corp.                                                    137,594
               6,100 (a)ValuJet, Inc.                                                        35,838
               3,500 Werner Enterprises, Inc.                                                84,875
               4,300 (a)Yellow Corp.                                                        117,981
                         TOTAL                                                            2,655,717
 UTILITIES--6.5%
               2,700 (a)ACC Corp.                                                           106,988
               9,200 AGL Resources, Inc.                                                    166,750
                 900 (a)Aerial Communications, Inc.                                           7,650
               5,900 Aliant Communications, Inc.                                            151,188

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE
 *COMMON STOCKS--CONTINUED
 UTILITIES--CONTINUED
               2,600 (a)American Mobile Satellite Corp.                              $       23,400
               1,200 Aquarion Co.                                                            33,900
                 900 Aquila Gas Pipeline Co.                                                 11,700
               2,400 (a)Associated Group, Inc., Class A                                      88,200
               8,600 Atlantic Energy, Inc. NJ                                               158,563
               4,750 Atmos Energy Corp.                                                     119,938
               2,200 Bay State Gas Co.                                                       63,113
               2,400 Black Hills Corp.                                                       72,300
               4,600 (a)Brooks Fiber Properties, Inc.                                       257,025
               2,100 CFW Communications Co.                                                  40,950
               1,700 CTG Resources, Inc.                                                     41,225
                 900 California Water Service Corp.                                          44,606
               1,700 (a)Cellular Communications International, Inc.                          68,000
               2,705 (a)Centennial Cellular Corp., Class A                                   54,100
               2,900 Central Hudson Gas & Electric Service                                  102,769
               3,700 Central LA Electric Co.                                                 97,356
               5,300 Central Maine Power Co.                                                 70,225
               5,300 (a)Century Communications, Corp., Class A                               40,744
               2,200 Cilcorp, Inc.                                                           89,925
                 451 (a)Citizens Utilities Co., Class B                                       4,481
               1,400 Colonial Gas Co.                                                        33,425
               3,000 Commonwealth Energy System                                              85,875
               1,833 (a)Commonwealth Telephone Enterprises, Inc.                             40,792
               2,200 (a)Comnet Cellular, Inc.                                                76,175
               8,000 Comsat Corp.                                                           183,000
               1,500 Connecticut Energy Corp.                                                36,281
               2,100 (a)Corecomm, Inc.                                                       30,713
              10,000 Delmarva Power and Light Co.                                           198,125
               1,300 E Town                                                                  44,769
               3,100 Eastern Enterprises                                                    121,481
               3,300 Eastern Utilities Association                                           69,713
               9,800 (a)El Paso Electric Co.                                                 61,863
               2,700 Empire Distribution Electric Co.                                        49,106
               2,100 Energen Corp.                                                           75,994

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE
 *COMMON STOCKS--CONTINUED
 UTILITIES--CONTINUED
               5,800 Equitable Resources, Inc.                                       $      184,513
               1,747 (a)Excel Communications, Inc.                                           41,269
               1,600 (a)General Communications, Inc., Class A                                12,000
               5,000 Hawaiian Electric Industries, Inc.                                     189,063
               4,000 (a)HighwayMaster Communications, Inc.                                   36,500
               4,900 IES Industries, Inc.                                                   158,025
               2,700 (a)IXC Communications, Inc.                                             89,100
               3,650 Indiana Energy, Inc.                                                   104,253
               2,700 (a)Intermedia Communications of Florida, Inc.                          122,513
               1,600 Interstate Power Co.                                                    50,600
              16,000 Kelley Oil & Gas Corp.                                                  56,000
               2,900 Laclede Gas Co.                                                         72,319
               4,650 MDU Resources Group, Inc.                                              131,944
               2,600 Madison Gas & Electric Co.                                              52,325
               4,500 (a)McLeod, Inc., Class A                                               167,063
               5,400 Minnesota Power And Light Co.                                          196,425
               8,100 (a)Mobile Telecommunication Technologies Corp.                         134,663
               4,733 (a)NTL, Inc.                                                           128,383
               1,600 NUI Corp.                                                               36,100
               8,100 Nevada Power Co.                                                       174,150
               2,900 New Jersey Resources Corp.                                              93,888
               1,100 North Carolina Natural Gas                                              35,819
               2,400 North Pittsburgh Systems, Inc.                                          41,100
               3,700 Northwest Natural Gas Co.                                               91,113
               2,900 Northwestern Public Service Co.                                         58,000
               3,900 Oneok, Inc.                                                            133,819
               2,200 Orange & Rockland Utilities, Inc.                                       78,788
               1,900 Otter Tail Power Co.                                                    62,225
               1,300 (a)Pacific Gateway Exchange, Inc.                                       49,725
               5,600 (a)PageMart Wireless, Inc., Class A                                     54,600
              16,800 (a)Paging Network, Inc.                                                207,900
               1,600 Pennsylvania Enterprises                                                42,400
               2,750 Philadelphia Suburban Corp.                                             62,047
               4,900 Piedmont Natural Gas, Inc.                                             137,200

FEDERATED MINI-CAP FUND

       SHARES                                                                            VALUE
 *COMMON STOCKS--CONTINUED
 UTILITIES--CONTINUED
               2,400 (a)Powertel, Inc.                                               $       43,650
               3,500 (a)Premiere Technologies, Inc.                                         119,000
               2,288 (a)PriceCellular Corp., Class A                                         24,882
               2,200 (a)Primus Telecommunications Group, Inc.                                26,125
               6,800 Public Service Co. New Mexico                                          132,175
               3,200 Public Service Co. North Carolina, Inc.                                 64,600
               6,300 Rochester Gas & Electric Corp                                          158,681
               3,900 SIG Corp., Inc.                                                        101,888
               2,137 Semco Energy, Inc.                                                      38,194
               5,000 Sierra Pacific Resources                                               152,188
               1,500 (a)SmarTalk Teleservices, Inc.                                          32,344
               1,224 South Jersey Industries, Inc.                                           30,753
               1,500 Southern CA Water Co.                                                   32,906
               1,320 (a)Southern Union Co.                                                   30,773
               4,400 Southwest Gas Corp.                                                     82,775
               4,000 Southwestern Energy Co.                                                 48,500
               2,700 TCA Cable TV, Inc.                                                     111,375
               1,700 TNP Enterprises, Inc.                                                   43,138
               2,740 (a)Tejas Gas Corp.                                                     164,229
               5,500 (a)Tel-Save Holdings, Inc.                                             118,250
               1,350 (a)Transaction Network Services, Inc.                                   22,444
               5,260 (a)Tucson Electric Power Co.                                            87,119
               5,400 UGI Corp.                                                              145,125
               2,500 (a)USLD Communications Corp.                                            49,531
               2,300 United Illuminating Co.                                                 89,700
               4,300 (a)United International Holdings, Inc., Class A                         53,213
               1,900 (a)United Video Satellite Group, Inc., Class A                          51,538
               4,336 United Water Resources, Inc.                                            71,815
               5,900 (a)Vanguard Cellular Systems, Inc., Class A                             81,494
               3,000 WICOR, Inc.                                                            129,375
               5,000 WPL Holdings, Inc.                                                     145,938
               3,900 WPS Resources Corp.                                                    112,856
               7,100 Washington Gas Light Co.                                               182,381
               9,100 Washington Water Power Co.                                             181,431

FEDERATED MINI-CAP FUND

     SHARES OR
     PRINCIPAL
       AMOUNT                                                                            VALUE
 *COMMON STOCKS--CONTINUED
 UTILITIES--CONTINUED
               2,900 (a)West TeleServices Corp.                                      $       41,325
               3,400 Western Gas Resources, Inc.                                             83,938
              11,400 (a)Western Wireless Corporation, Class A                               203,775
               5,400 (a)WinStar Communications, Inc.                                        123,525
               1,700 Yankee Energy Systems, Inc.                                             40,375
                         TOTAL                                                            9,761,564
                         TOTAL COMMON STOCKS (IDENTIFIED COST $109,326,730)             140,849,913
 (B)SHORT-TERM U.S. GOVERNMENT OBLIGATION--0.3%
 $           500,000 United States Treasury Bill, 12/18/1997 (identified cost $496,863)     497,066
 (C)REPURCHASE AGREEMENT--6.1%
           9,225,000 BT Securities Corp., 5.71%, dated 10/31/1997, due 11/3/1997          9,225,000
                     (at amortized cost)
                         TOTAL INVESTMENTS (IDENTIFIED COST $119,048,593)(D)          $ 150,571,979

* The Fund purchases Index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the Index and minimizing trading costs. The underlying face amount, at value of open Index futures contracts is $12,673,000 at October 31, 1997, which represents 8.4% of net assets. Taking into consideration these open Index futures contracts, the Fund's effective total exposure to the Index is 102.0%.

(a) Non-income producing security.

(b) Represents a security held as collateral which is used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $119,520,332. The net unrealized appreciation of investments on a federal tax basis amounts to $31,051,647 which is comprised of $36,943,657 appreciation and $5,892,010 depreciation at October 31, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($150,469,913) at October 31, 1997.

The following acronym is used throughout this portfolio:

REIT --Real Estate Investment Trust

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
FEDERATED MINI-CAP FUND

OCTOBER 31, 1997

 ASSETS:
 Total investments in securities, at value (identified cost $119,048,593              $ 150,571,979
 and tax cost $119,520,332)
 Income receivable                                                                           95,964
 Receivable for investments sold                                                             11,380
 Receivable for shares sold                                                                 622,645
 Receivable for daily variation margin                                                      348,450
 Deferred expenses                                                                            1,938
   Total assets                                                                         151,652,356
 LIABILITIES:
 Payable for investments purchased                                         $   9,563
 Payable for shares redeemed                                                 996,001
 Payable to Bank                                                             107,979
 Accrued expenses                                                             68,900
   Total liabilities                                                                      1,182,443
 Net Assets for 9,021,142 shares outstanding                                          $ 150,469,913
 NET ASSETS CONSIST OF:
 Paid in capital                                                                      $ 106,844,493
 Net unrealized appreciation of investments and futures contracts                        31,192,086
 Accumulated net realized gain on investments and futures contracts                      12,234,599
 Undistributed net investment income                                                        198,735
   Total Net Assets                                                                   $ 150,469,913
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 $150,469,913 / 9,021,142 shares outstanding                                                 $16.68

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS
FEDERATED MINI-CAP FUND

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Dividends                                                                             $  1,813,763
 Interest                                                                                   574,341
   Total income                                                                           2,388,104
 EXPENSES:
 Investment advisory fee                                           $   695,438
 Custodian fees                                                         58,188
 Transfer and dividend disbursing agent fees and expenses               47,599
 Directors'/Trustees' fees                                               5,719
 Auditing fees                                                          14,106
 Legal fees                                                              3,112
 Portfolio accounting fees                                              59,638
 Shareholder services fee                                              347,719
 Share registration costs                                               13,560
 Printing and postage                                                   46,442
 Insurance premiums                                                      2,087
 Taxes                                                                   8,702
 Miscellaneous                                                           8,670
   Total expenses                                                    1,310,980
 Waivers--
   Waiver of shareholder services fee                                (254,663)
     Net expenses                                                                         1,056,317
       Net investment income                                                              1,331,787
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FUTURES CONTRACTS:
 Net realized gain on investments and futures contracts                                  12,898,401
 Net change in unrealized appreciation (depreciation) of                                 17,302,166
 investments and futures contracts
   Net realized and unrealized gain on investments and                                   30,200,567
   futures contracts
     Change in net assets resulting from operations                                    $ 31,532,354

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FEDERATED MINI-CAP FUND

                                                                       YEAR ENDED OCTOBER 31,
                                                                       1997              1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                             $     1,331,787  $     1,683,178
 Net realized gain on investments and futures contracts                 12,898,401       11,326,674
 ($12,354,400 and $12,836,707, respectively, as computed for federal tax purposes)
 Net change in unrealized appreciation on investments and               17,302,166        5,852,231
 futures contracts
   Change in net assets resulting from operations                       31,532,354       18,862,083
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income                               (1,249,969)      (1,673,293)
 Distributions from net realized gains and futures contracts           (12,838,180)      (7,105,514)
   Change in net assets resulting from distributions to                (14,088,149)      (8,778,807)
 shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                          164,053,525      151,332,868
 Net asset value of shares issued to shareholders in payment of          6,372,039        3,949,341
 distributions declared
 Cost of shares redeemed                                              (182,089,956)    (153,074,545)
   Change in net assets resulting from share transactions              (11,664,392)       2,207,664
     Change in net assets                                                 5,779,813      12,290,940
 NET ASSETS:
 Beginning of period                                                   144,690,100      132,399,160
 End of period (including undistributed net investment income of   $   150,469,913  $   144,690,100
 $198,735 and $116,917, respectively)

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS
FEDERATED MINI-CAP FUND

OCTOBER 31, 1997

ORGANIZATION

Federated Index Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Federated Mini-Cap Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Effective November 3, 1997, the Board of Trustees established a new class of shares named Class C Shares, in addition to the Institutional Shares already offered. The investment objective of the Fund is to provide investment results that generally correspond to the aggregate price and dividend performance of publicly traded common stocks comprising the small capitalization sector of the United States equity market.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sales price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

FUTURES CONTRACTS

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. For the period ended October 31, 1997, the Fund had realized gains on future contracts of $2,188,370.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At October 31, 1997, the Fund had outstanding futures contracts as set forth below:

                                                   UNREALIZED
                    CONTRACTS TO                  APPRECIATION
 EXPIRATION DATE   DELIVER/RECEIVE    POSITION    (DEPRECIATION)
 December 1997     55 Russell 2000      Long        $(331,300)

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                                                             Year Ended October 31,
                                                                               1997        1996
 Shares sold                                                               10,866,696    10,678,931
 Shares issued to shareholders in payment of distributions declared           466,620       295,486
 Shares redeemed                                                          (12,365,954)  (10,852,665)
   Net change resulting from share transactions                            (1,032,638)      121,752

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

Federated Management, the Fund's investment adviser (the "Manager"), receives for its services an annual management fee equal to 0.50% of the Fund's average daily net assets. The Manager may voluntarily choose to waive any portion of its fee. The Manager can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 1997, were as follows:

PURCHASES      $66,861,679
SALES          $91,828,314

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of FEDERATED INDEX TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Mini-Cap Fund (a portfolio of Federated Index Trust) as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Mini-Cap Fund of Federated Index Trust at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP
Pittsburgh, Pennsylvania
December 12, 1997

NOTES

NOTES

[Graphic]Federated Investors

Federated Mini-Cap Fund

(A Portfolio of Federated Index Trust)

Institutional Shares

PROSPECTUS

DECEMBER 31, 1997

A No-Load, Open-End, Diversified Management Investment Company

FEDERATED MINI-CAP FUND

INSTITUTIONAL SHARES
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

MANAGER
Federated Management
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

SUB-MANAGER
ANB Investment Management and Trust Co.
One North LaSalle Street
Chicago, IL 60690

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS
Ernst & Young LLP
One Oxford Centre
Pittsburgh, PA 15219

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com

Cusip 31420E304
2062305A (12/97)

[Graphic]




FEDERATED MINI-CAP FUND

(A PORTFOLIO OF FEDERATED INDEX TRUST)

CLASS C SHARES

INSTITUTIONAL SHARES

STATEMENT OF ADDITIONAL INFORMATION

The Class C Shares and Institutional Shares of Federated Mini-Cap Fund (the "Fund") (a portfolio of Federated Index Trust) represent interests in a diversified portfolio of securities. This Statement of Additional Information should be read with the prospectus for Class C Shares dated November 10, 1997, and the prospectus for Institutional Shares dated December 31, 1997. This Statement is not a prospectus itself. You may request a copy of a prospectus or a paper copy of this Statement of Additional Information, if you have received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED MINI-CAP FUND

FEDERATED INVESTORS FUNDS

5800 CORPORATE DRIVE

PITTSBURGH, PENNSYLVANIA 15237-7000

Statement dated December 31, 1997

[Graphic]

Cusip 31420E304
Cusip 31420E601

2062305B (12/97)

[Graphic]

TABLE OF CONTENTS

 GENERAL INFORMATION ABOUT THE FUND 1 INVESTMENT OBJECTIVE AND POLICIES 1 Types of Investments 1 When-Issued and Delayed Delivery Transactions 3 Lending of Portfolio Securities 3 Reverse Repurchase Agreements 3 Portfolio Turnover 3 INVESTMENT LIMITATIONS 3 Investing in Commodities 4 Selling Short and Buying on Margin 4 Lending Cash or Securities 4 Underwriting 4 Issuing Senior Securities and Borrowing Money 4 Pledging Assets 4 Diversification of Investments 4 Concentration of Investments 4 Investing in Real Estate 4 Investing in Restricted Securities 5 Writing Covered Call Options 5 Investing in Put Options 5 Acquiring Securitiess 5 Investing in Illiquid Securities 5 FEDERATED INDEX TRUST MANAGEMENT 6 Fund Ownership 9 Trustees Compensation 10 Trustee Liability 10 MANAGEMENT SERVICES 10 Managers to the Fund 10 Management Fees 11 Other Related Services 11 BROKERAGE TRANSACTIONS 11 OTHER SERVICES 11 Custodian and Portfolio Accountant 11 Transfer Agent 12 Independent Auditors 12 PURCHASING SHARES 12 Reinvestment Privilege (Class C Shares) 12 DISTRIBUTION PLAN AND SHAREHOLDER SERVICES 12 Conversion to Federal Funds 12 Exchanging Securities for Fund Shares 13 DETERMINING NET ASSET VALUE 13 Determining Market Value of Securities 13 REDEEMING SHARES 14 Redemption in Kind 14 Contingent Deferred Sales Charge (Class C Shares) 14 MASSACHUSETTS PARTNERSHIP LAW 14 TAX STATUS 14 The Fund's Tax Status 14 Shareholders' Tax Status 14 TOTAL RETURN 15 YIELD 15 PERFORMANCE COMPARISONS 15 Economic and Market Information 16 ABOUT FEDERATED INVESTORS 16 Mutual Fund Market 17 Institutional Clients 17 Trust Organizations 17 Broker/Dealers and Bank Broker/Dealers Subsidiaries17 FRANK RUSSELL COMPANY 17


GENERAL INFORMATION ABOUT THE FUND

Federated Mini-Cap Fund (the "Fund") is a portfolio of Federated Index Trust (the "Trust"), which was established as a Massachusetts business trust under a Declaration of Trust dated January 30, 1990. On December 5, 1994, the Trustees changed the name of the Fund from the Mini-Cap Fund to Federated Mini-Cap Fund. Shares of the Fund are offered in two classes, known as Class C Shares and Institutional Shares (individually and collectively referred to as "Shares"). This Statement of Additional Information relates to the Shares of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide investment results that correspond to the aggregate price and dividend performance of the approximately 2,000 publicly traded common stocks that are ranked in terms of capitalization below the top 1,000 stocks that comprise the large and mid-range capitalization sector of the United States equity market. These stocks are included in the Russell 2000 Small Stock Index (the "Index"), an index of small capitalization stocks.

The Fund is neither affiliated with nor sponsored by the Frank Russell Company. Frank Russell's only relationship to the Fund is the licensing of the use of the Index. Frank Russell Company is the owner of the trademarks and copyrights relating to the Index.

The investment objective cannot be changed without the approval of shareholders. The policies described below may be changed by the Board of Trustees ("Trustees") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

TYPES OF INVESTMENTS

In addition to the common stocks described in the prospectus, the Fund may also invest in money market instruments and U.S. government obligations and securities in such proportions as, in the judgment of the sub-manager, prevailing market conditions warrant.

MONEY MARKET INSTRUMENTS

The Fund may invest in the following money market instruments:

   * instruments of domestic banks and savings associations having capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation; and
   * prime commercial paper (rated A-1 by Standard and Poor's, Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service).

REPURCHASE AGREEMENTS

The Fund requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/ dealers which are deemed by the Fund's sub-manager to be creditworthy pursuant to guidelines established by the Trustees.

U.S. GOVERNMENT OBLIGATIONS

The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

   * the full faith and credit of the U.S. Treasury;
   * the issuer's right to borrow from the U.S. Treasury;
   * the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
   * the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

   * The Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives;
   * Federal Home Loan Banks;
   * Farmers Home Administration; and
   * Federal National Mortgage Association.

STOCK INDEX FUTURES AND OPTIONS

The Fund may utilize stock index futures contracts and options on stocks, stock indices and stock index futures contracts for the purposes of managing cash flows into and out of the Fund's portfolio and potentially reducing transactional costs. The Fund may not use stock index futures contracts and options for speculative purposes.

As a means of reducing fluctuations in the net asset value of shares of the Fund, the Fund may attempt to hedge all or a portion of its portfolio through the purchase of listed put options on stocks, stock indices, and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving the Fund the right to make delivery of stock at a specified price, a put option on a stock index gives the Fund, as holder, the right to receive an amount of cash upon exercise of the option.

The Fund may also write covered call options. As the writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

The Fund may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in its portfolio; and (3) sell listed call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any such additional consideration). The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or expired.

The Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract. In general, contracts are closed out prior to their expiration. The Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or U.S. government securities approximately equal to 5%-10% of the contract value. This amount is known as "initial margin," and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates.

These payments are known as "variation margins," and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market." The Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because the initial margin resembles a performance bond or good faith deposit on the contract, it is returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since the margin employed in futures contracts does not involve the borrowing of funds to finance the transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS

The Fund will not enter into futures contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. Further, the Fund will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Also, the Fund may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend its portfolio securities up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the sub-manager has determined are creditworthy under guidelines established by the Trustees and will receive collateral equal to at least 100% of the value of the securities loaned.

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. A reverse repurchase transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

PORTFOLIO TURNOVER

The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. For the fiscal years ended October 31, 1997, and October 31, 1996, the portfolio turnover rates for the Fund were 52% and 42%, respectively.

INVESTMENT LIMITATIONS

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities. However, the Fund may purchase stock index futures contracts and put options on stock indices and stock index futures contracts to the extent that not more than 5% of the Fund's total assets are required as initial margin deposit for futures contracts and not more than 20% of the Fund's total net assets are invested in futures and options at any time.

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin, other than in connection with buying stock index futures contracts and put options on stock index futures contracts, but may obtain such short-term credits as are necessary for the clearance of transactions.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, bonds, debentures, notes, certificates of indebtedness or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective and policies and the Declaration of Trust of the Trust.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies, and limitations.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities, except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing.

DIVERSIFICATION OF INVESTMENTS

The Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer, except U.S. government securities, or invest in more than 10% of the voting securities of any one issuer.

CONCENTRATION OF INVESTMENTS

The Fund will not invest 25% or more of the value of its total assets in securities of companies in any one industry. However, investing in U.S. government obligations shall not be considered investing in any one industry.

INVESTING IN REAL ESTATE

The Fund will not buy or sell real estate, including partnership interests in real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

INVESTING IN RESTRICTED SECURITIES

The Fund will limit its investment in restricted securities to 5% of the value of its total assets in securities subject to restrictions on resale under the Securities Act of 1933.

The above investment limitations cannot be changed without shareholder approval. The following investment limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

WRITING COVERED CALL OPTIONS

The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

INVESTING IN PUT OPTIONS

The Fund will not purchase put options on securities, other than put options on stock, stock indices and stock index futures contracts, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions and not more than 20% of the Fund's total net assets are invested in put options and future contracts at any time.

ACQUIRING SECURITIES

The Fund will not purchase securities of other investment companies except to the extent permitted by the Investment Company Act of 1940, or except as part of a merger, consolidation, or other acquisition. It will not invest in securities for the purpose of exercising control or management.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 15% of its net assets in securities which are illiquid, including repurchase agreements providing for settlement more than seven days after notice.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund does not expect to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

FEDERATED INDEX TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Index Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Trustee of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President and Trustee

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Peter E. Madden

One Royal Palm Way

100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

Glen R. Johnson
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc.

FUND OWNERSHIP

Officers and Trustees own less than 1% of the Fund's outstanding shares.

As of December 9, 1997, the following shareholders of record owned 5% or more of the outstanding Institutional Shares of the Fund: Charles Schwab & Co. Inc., San Francisco, CA, owned approximately 714,909 shares (8.29%).

As of December 9, 1997, no shareholders of record owned 5% or more of the outstanding Class C Shares of the Fund.

TRUSTEES COMPENSATION


                           AGGREGATE
NAME,                     COMPENSATION
POSITION WITH                FROM              TOTAL COMPENSATION PAID
TRUST                       TRUST*#            FROM FUND COMPLEX+
John F. Donahue             $0                 $0 for the Trust and
Trustee                                        56 other investment companies in the Fund Complex

J. Christopher Donahue      $0                 $0 for the Trust and
Executive Vice President                       18 other investment companies in the Fund Complex
and Trustee

Thomas G. Bigley            $459.00            $108,725 for the Trust and
Trustee                                        56 other investment companies in the Fund Complex

John T. Conroy, Jr.         $505.00            $119,615 for the Trust and
Trustee                                        56 other investment companies in the Fund Complex

William J. Copeland         $505.00            $119,615 for the Trust and
Trustee                                        56 other investment companies in the Fund Complex

James E. Dowd               $505.00            $119,615 for the Trust and
Trustee                                        56 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.     $459.00            $108,725 for the Trust and
Trustee                                        56 other investment companies in the Fund Complex

Edward L. Flaherty, Jr.     $505.00            $119,615 for the Trust and
Trustee                                        56 other investment companies in the Fund Complex

Peter E. Madden             $459.00            $108,725 for the Trust and
Trustee                                        56 other investment companies in the Fund Complex

John E. Murray, Jr.         $459.00            $108,725 for the Trust and
Trustee                                        56 other investment companies in the Fund Complex

Wesley W. Posvar            $459.00            $108,725 for the Trust and
Trustee                                        56 other investment companies in the Fund Complex

Marjorie P. Smuts           $459.00            $108,725 for the Trust and
Trustee                                        56 other investment companies in the Fund Complex

* Information is furnished for the fiscal year ended October 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of three portfolios.

+ The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

MANAGEMENT SERVICES

MANAGERS TO THE FUND

The Fund's Manager is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

     The Fund's Sub-Manager is ANB Investment Management and Trust Company ("ANB"). It is a wholly-owned subsidiary of First Chicago Investment Management Company ("First Chicago"). First Chicago is a wholly-owned subsidiary of First National Bank of Chicago, which in turn, is a wholly-owned subsidiary of First Chicago NBD Corporation. The Sub-Manager's directors are J. Stephen Baine, Susan
O. Jones, Nick G. Preda, J. Dirk Vos, Richard W. Wade, Thomas P. Micheals and Neil R. Wright. The officers of ANB are J. Stephen Baine, Chairman and President; Susan O. Jones, Chief Operating Officer; Neil R. Wright, Chief Investment Officer; and Thomas P. Micheals, Secretary and Treasurer. As described in the prospectus, it is anticipated that First Chicago will sell ANB to Northern Trust Corporation. After the sale, the directors are anticipated to be James M. Snyder, Barry G. Hastings, Perry R. Pero, Sheila A. Penrose and Jeffrey H. Wessel. After the sale, the officers are anticipated to be James M. Snyder, Chief Executive Officer and Jeffrey H. Wessel, President.

Neither the Manager nor the Sub-Manager shall be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by the Manager or Sub-Manager, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon either of them by their respective management contracts.

MANAGEMENT FEES

For their management services, Federated Management receives an annual fee as described in the prospectus. ANB receives an annual fee for its services, which will be paid by the manager, as described in the prospectus.

For the fiscal years ended October 31, 1997, 1996, and 1995, the Manager earned $695,438, $736,307, and $540,284, respectively, of which $0, $22,506, and
$56,620, respectively, was voluntarily waived.

OTHER RELATED SERVICES

Affiliates of the manager may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of shares of funds offered by Federated Securities Corp.

BROKERAGE TRANSACTIONS

The Managers may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Managers and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Managers or their affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Managers or their affiliates might otherwise have paid, it would tend to reduce their expenses. The Managers and their affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended October 31, 1997, 1996, and 1995, the Fund paid total brokerage commissions of $153,319, $146,470, and $165,266, respectively.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Managers, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Managers are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Managers to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Trust/Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Trust's/Fund's portfolio investments. The fee paid for this service is based upon the level of the Trust's/Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditors for the Fund are Ernst & Young LLP, Pittsburgh, Pennsylvania.

PURCHASING SHARES

Shares are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares of the Fund is explained in the respective prospectuses under "Investing in the Fund."

REINVESTMENT PRIVILEGE (CLASS C SHARES)

The reinvestment privilege is available for all Class C Shares of the Fund. Class C Shares may be reinvested in the same Share class within 120 days but would not be entitled to a reimbursement of the contingent deferred sales charge if paid at the time of redemption. However, such reinvested shares would not be subject to a contingent deferred sales charge upon later redemption. In addition, if the Class C Shares were reinvested through a financial intermediary, the financial intermediary would not be entitled to an advanced payment from Federated Securities Corp. on the reinvested Shares. Federated Securities Corp. must be notified by the shareholder in writing or by his financial intermediary of the reinvestment in order to eliminate a sales charge or a contingent deferred sales charge. If the shareholder redeems Shares in the Fund, there may be tax consequences.

DISTRIBUTION PLAN (CLASS C SHARES) AND SHAREHOLDER SERVICES

With respect to Class C Shares, the Fund has adopted a Distribution Plan in accordance with Investment Company Act Rule 12b-1. Additionally, the Fund has adopted a Shareholder Services Agreement with respect to all classes of Shares.

These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Plan (Class C Shares only), the Trustees expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, the Fund may be able to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended October 31, 1997, the Fund's Institutional Shares paid shareholder service fees in the amount of $347,719, of which $254,663 were waived.

The Fund's Class C Shares did not exist prior to November 10, 1997.

CONVERSION TO FEDERAL FUNDS

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. State Street Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

EXCHANGING SECURITIES FOR SHARES

Investors may exchange convertible securities they already own for Shares, or they may exchange a combination of convertible securities and cash for Shares. Any securities to be exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale.

The Fund will prepare a list of securities which are eligible for acceptance and furnish this list to brokers upon request. The Fund reserves the right to reject any security, even though it appears on the list, and the right to amend the list of acceptable securities at any time without notice to brokers or investors.

An investor or investment broker acting for an investor should forward the securities in negotiable form with an authorized letter of transmittal to Federated Securities Corp. Federated Securities Corp. will determine that transmittal papers are in good order and forward to the Fund's custodian, State Street Bank and Trust Company. The Fund will notify the investor or broker of its acceptance and valuation of the securities within five business days of their receipt by State Street Bank.

The Fund values such securities in the same manner as the Fund values its portfolio securities. The basis of the exchange will depend upon the net asset value of Shares on the day the securities are valued. One Share will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, conversion, or other rights attached to the securities become the property of the Fund, along with the securities.

TAX CONSEQUENCES

Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Fund shares, a gain or loss may be realized by the investor.

DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value for each class of shares is calculated by the Fund are described in the prospectus.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:

   * for equity securities, according to the last sale price on a national securities exchange, if available;
   * in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

   * for bonds and other fixed-income securities, at the last sale price on a national securities exchange if available, otherwise as determined by an independent pricing service;

   * for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost; or
   * for all other securities, at fair value as determined in good faith by the Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Fund will value stock index futures contracts and options on stocks, stock indices and stock index futures contracts at their market values established by the exchanges at the close of option trading on such exchanges unless the Trustees determine in good faith that another method of valuing option positions is necessary to appraise their fair value.

REDEEMING SHARES

The Fund redeems shares at the next computed net asset value after State Street Bank receives the redemption request. Redemption procedures are explained in the respective prospectuses under "Redeeming Shares" or "Redeeming and Exchanging Shares" (Class C Shares).

REDEMPTION IN KIND

Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part with securities from the Fund's portfolio.

Such securities will be valued with the same valuation techniques employed in determining net asset value, and the securities will be selected in a manner the Trustees determine to be fair and equitable.

The Fund has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Fund will redeem Shares for any one shareholder in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.

CONTINGENT DEFERRED SALES CHARGE (CLASS C SHARES)

In computing the amount of the applicable Contingent Deferred Sales Charge, redemptions are deemed to have occurred in the following order: (1) Class C Shares acquired through the reinvestment of dividends and long-term capital gains; (2) Class C Shares held for more than one full year from the date of purchase; (3) Class C Shares held for for less than one full year from the date of purchase on a first-in, first-out basis.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Trust on behalf of the Fund. To protect shareholders of the Fund, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders of the Fund for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument that the Trust enters into or its Trustees enter into or sign on behalf of the Fund.

In the unlikely event a shareholder of the Fund is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.

TAX STATUS

THE FUND'S TAX STATUS

The Fund will pay no federal income tax because the Fund expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

   * derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   * invest in securities within certain statutory limits; and * distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

Shareholders are subject to federal income tax on dividends received as cash or additional shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.

CAPITAL GAINS

Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Fund shares.

TOTAL RETURN

The Fund's average annual total return for Institutional Shares for the one-year and five-year periods ended October 31, 1997, and for the period from August 11, 1992 (Start of Performance) to October 31, 1997 was 27.54%, 15.95%, and 16.09%,
respectively. The Fund's Class C Shares did not exist prior to November 10,
1997.

The average annual total return for the Trust is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the quarterly reinvestment of all dividends and distributions.

YIELD

The Fund's SEC yield for Institutional Shares for the thirty-day period ended October 31, 1997 was 0.50%. The Fund's Class C Shares did not exist prior to November 10, 1997.

The yield for the Institutional Shares and Class C Shares is determined each day by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This value is annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees.

PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

   * portfolio quality;
   * average portfolio maturity;
   * type of instruments in which the portfolio is invested; * changes in interest rates and market value of portfolio securities;

   * changes in Fund or class expenses;

   * the relative amount of Fund cash flow; and * various other factors.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

   * LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "index funds" category in advertising and sales literature.
   * RUSSELL 2000 INDEX--is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization common stocks.
   * STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS--is a composite index of common stocks in industry, transportation, and financial and public utility companies that can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.
   * WILSHIRE 5000 EQUITY INDEXES--consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available, and can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks.
   * MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Advertisements and other sales literature for the Fund may quote total returns which are calculated on nonstandardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on quarterly reinvestment of dividends over a specified period of time.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. The traders handle trillions of dollars in annual trading volume.

In the equity sector, Federated Investors has more than 26 years' experience. As of December 31, 1996, Federated Investors managed 31 equity funds totaling approximately $7.6 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated Investor's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high-yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed-income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

TRUST ORGANIZATIONS

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

FRANK RUSSELL COMPANY

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Index or any data included in the Index. Frank Russell Company makes no representation or warranty regarding the use or the results of use, of the Index or any data included therein, or any security (or combination thereof) comprising the Index. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Index or any data or any security (or combination thereof) included therein.

* Source: Investment Company Institute







Federated Mid-Cap Fund
(A Portfolio of Federated Index Trust)

PROSPECTUS

Federated Index Trust (the "Trust") is an open-end, management investment company (a mutual fund). Federated Mid-Cap Fund (the "Fund"), a portfolio of the Trust, seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's MidCap 400 Index (the "Index"). The Fund is neither sponsored by nor affiliated with Standard & Poor's.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information, dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, or a paper copy of this prospectus if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated December 31, 1997

TABLE OF CONTENTS

 Summary of Fund Expenses                           1
 Financial Highlights                               2
 General Information                                3
 Investment Information                             3
 Investment Objective                               3
 Investment Policies                                3
 Investment Risks                                   5
 Investment Limitations                             6
 Federated Index Trust Information                  6
 Management of the Trust                            6
 Distribution of Fund Shares                        8
 Fund Administration                                8
 Net Asset Value                                    8
 Investing in the Fund                              8
 Share Purchases                                    8
 Minimum Investment Required                        9
 What Shares Cost                                   9
 Exchanging Securities for Fund Shares              9
 Confirmations and Account Statements               9
 Dividends                                          9
 Capital Gains                                      9
 Redeeming Shares                                   9
 Telephone Redemption                              10
 Written Requests                                  10
 Accounts with Low Balances                        10
 Shareholder Information                           10
 Voting Rights                                     10
 Tax Information                                   11
 Federal Income Tax                                11
 State and Local Taxes                             11
 Performance Information                           11
 Financial Statements                              12
 Report of Ernst & Young LLP, Independent Auditors 31

SUMMARY OF FUND EXPENSES


                                 SHAREHOLDER TRANSACTION EXPENSES
        Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed on Reinvested Dividends (as a
percentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, as applicable)                                                   None
Redemption Fee (as a percentage of amount redeemed, if applicable)                               None
Exchange Fee                                                                                     None
                                    ANNUAL OPERATING EXPENSES
                              (As a percentage of average net assets)
Management Fee (after waiver)(1)                                                                0.31%
12b-1 Fee                                                                                       None
Total Other Expenses                                                                            0.29%
  Shareholder Services Fee (after waiver)(2)                                              0.03%
Total Operating Expenses(3)                                                                     0.60%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 0.91% absent the voluntary waivers of portions of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Federated Index Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

 EXAMPLE
 You would pay the following expenses on a $1,000 investment, assuming (1)
 5% annual return and (2) redemption at the end of each time period.
 1 Year                                                            $ 6
 3 Years                                                           $20
 5 Years                                                           $34
 10 Years                                                          $76

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors, on page 31.

                                                                 YEAR ENDED OCTOBER 31,
                                                       1997   1996    1995    1994    1993  1992(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                 $13.75  $12.78  $11.02 $11.57   $9.99  $10.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                0.18    0.18    0.22   0.21    0.25   0.080
   Net realized and unrealized gain (loss) on           4.00    1.73    1.93 (0.07)    1.56 (0.086)
 investments and futures contracts
   Total from investment operations                     4.18    1.91    2.15   0.14    1.81 (0.006)
 LESS DISTRIBUTIONS
   Distributions from net investment income           (0.17)  (0.20)  (0.20) (0.19)  (0.23) (0.004)
   Distributions from net realized gain on            (0.59)  (0.74)  (0.19) (0.50)      --      --
 investments and futures contracts
   Total distributions                                (0.76)  (0.94)  (0.39) (0.69)  (0.23) (0.004)
 NET ASSET VALUE, END OF PERIOD                       $17.17  $13.75  $12.78 $11.02  $11.57   $9.99
 TOTAL RETURN(B)                                      31.83%  15.80%  20.12%  1.25%  17.33%   0.00%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                            0.60%   0.60%   0.60%  0.54%   0.00%   0.00%
   Net investment income                               1.19%   1.31%   1.89%  1.84%   2.33% 0.93%*
   Expense waiver/reimbursement(c)                     0.31%   0.34%   0.41%  0.59%   1.75%  0.40%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)           $73,874 $59,948 $62,580 $44,012$16,192      $3
   Average commission rate paid(d)                   $0.0520 $0.0432      --     --      --      --
   Portfolio turnover                                    19%     17%     26%    30%     59%      0%

* Computed on an annualized basis.

(a) Reflects operations for the period from September 3, 1992 (date of initial public investment) to October 31, 1992.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 30, 1990. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. This prospectus relates only to the Fund. The Fund is designed primarily for institutions investing on behalf of their customers. A minimum initial investment of $25,000 over a 90-day period is required.

Fund shares are currently sold and redeemed at net asset value without a sales charge or redemption fee being imposed by the Fund. The Fund's net asset value per share fluctuates.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the mid-level stock capitalization sector of the United States equity market. The investment objective of the Fund cannot be changed without the approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The investment policies described below may be changed by the Board of Trustees ("Trustees") without shareholder approval. Shareholders will be notified before any material changes in these policies become effective.

The Fund pursues its investment objective by investing primarily in the 400 common stocks that comprise the Index. These 400 common stocks are issued by medium-sized domestic companies whose market capitalizations generally range from $200 million to $5 billion. The stocks are selected for inclusion in the Index by Standard & Poor's ("S&P") on the basis of the issuer's market size, liquidity and industry group representation. A particular stock's weighting in the Index is based on its relative total market value, that is, the stock's market price per share times the number of shares outstanding. From time to time, S&P may add or delete stocks from the Index. The inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment, nor is S&P a sponsor or in any way affiliated with the Fund.

The Fund will not attempt to actively manage the Fund's portfolio. Rather, the Fund will utilize a passive approach in pursuit of its investment objective, meaning that the Fund will not employ the traditional management functions of economic, financial and market analysis associated with actively managed funds. Thus, unless an issuer's stock is removed from the Index by S&P, an issuer's adverse financial circumstance will not cause its stock to be eliminated from the Fund's portfolio.

In keeping with the passive management approach, the Fund will be managed using a computer program to determine which securities are to be purchased or sold so as to replicate the composition of the Index to the extent feasible. Stocks will be included in the Fund's portfolio on the basis of each stock's weighting in the Index, starting with the heaviest-weighted stock in the Index. As a result, the proportion of Fund assets invested in a particular stock will be nearly identical to the percentage of such stock represented in the Index. From time to time, adjustments will be made in the Fund's portfolio so as to respond to changes in the Index's composition, as well as corporate reorganizations and other circumstances. The Fund will attempt to be fully invested in the common stocks comprising the Index, and, in any event, at least 80% of the Fund's assets will be invested in stocks represented in the Index. It is expected that adjustments to the Fund's portfolio will occur infrequently and that transactional costs and other expenses will be minimized. Because portfolio turnover is expected to be well below that encountered in actively managed investment company portfolios, the Fund anticipates that accompanying costs, including accounting costs, brokerage fees, custodial expenses and transfer taxes, will be relatively low. While the cash flows into and out of the Fund will have an impact upon the Fund's portfolio turnover rate and its ability to replicate and track the performance of the Index, investment adjustments will be made, as practicably as possible, to account for these circumstances.

The Fund believes that the indexing approach described above constitutes an effective and reasonable method of substantially duplicating percentage changes in the Index. While the Fund will not duplicate the Index's performance precisely, it is anticipated that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 95%, without taking into account expenses of the Fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with that of the Index may be affected by, among other things, changes in the securities markets, the manner in which S&P calculates the Index and the size and timing of cash flows into and out of the Fund.

In order to accommodate cash flows into and out of the Fund's portfolio, the Fund may enter into stock index futures contracts, options and options on stock index futures contracts. This will allow the Fund to simultaneously maximize the level of the Fund assets used to track the movements of the Index. The Fund can sell futures contracts and options in order to close out a previously established position. The Fund will not enter into stock index futures contracts, options and options on stock index futures contracts for speculative purposes.

ACCEPTABLE INVESTMENTS

Under normal market circumstances, the Fund will invest at least 80% of its assets in common stocks that are represented in the Index. In addition, the Fund may hold cash reserves which may, for other than defensive purposes, be invested in, but are not limited to, the following:

U.S. GOVERNMENT SECURITIES

The Fund is permitted to invest in U.S. government securities which are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include, but are not limited to:

* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;
* notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;
* notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and
* notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities. REPURCHASE AGREEMENTS

The U.S. government securities and other securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements pursuant to which banks, broker/dealers and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

MONEY MARKET INSTRUMENTS

The Fund may also invest in:

   * commercial paper; and
   * instruments of domestic banks and savings associations (such as certificates of deposit and bankers' acceptances).

STOCK INDEX FUTURES AND OPTIONS

The Fund may utilize stock index futures contracts, options and options on stock index futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the Fund's total assets. Also, the Fund will not purchase options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions. These futures contracts and options will be used to handle cash flows into and out of the Fund and to potentially reduce transactional costs, since transactional costs associated with futures and options contracts can be lower than costs stemming from direct investments in stocks.

There are several risks accompanying the utilization of futures contracts to effectively anticipate market transactions. First, positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

In view of these considerations, the Fund will comply with the following restrictions when purchasing and selling futures contracts. First, the Fund will not participate in futures transactions if the sum of its initial margin deposits on open contracts will exceed 5% of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts into which it has entered. Second, the Fund will not enter into these contracts for speculative purposes. Third, since the Fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in the commodities futures or commodity options markets. In this regard, the Fund will disclose to all prospective investors the limitations on its futures and options transactions, and will make clear that these transactions are entered into only for bona fide hedging purposes or such other purposes permitted under regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Also, the Fund intends to claim an exclusion from registration as a commodity pool operator under the regulations promulgated by the CFTC.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend its portfolio securities on a short-term basis or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks or other institutions which the managers have determined are creditworthy under guidelines established by the Trustees. The Fund will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase short-term U.S. government securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the managers deem it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVESTMENT RISKS

As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time, and the United States equity market tends to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease. However, because the Fund invests primarily in medium capitalization stocks, there are some additional risk factors associated with investments in the Fund. In particular, stocks in the medium capitalization sector of the United States equity market tend to be slightly more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's 500 Composite Stock Price Index. This is because, among other things, medium-sized companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting slightly higher volatility, the stocks of medium-sized companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of medium-sized companies may decline in price as the price of large company stocks rises or vice versa. Therefore, investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the Standard & Poor's 500 Composite Stock Price Index.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for at least a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval. The following investment limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this policy becomes effective.

The Fund will not invest more than 15% of its net assets in securities that are illiquid.

FEDERATED INDEX TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust is managed by the Trustees. The Trustees are responsible for managing the business affairs of the Trust and for exercising all of the powers of the Trust except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Trustees' responsibilities between meetings of the Trustees.

FUND'S MANAGER

Federated Management serves as the Fund's manager (the "Manager"). The Trust has entered into a management contract (the "Management Contract") with the Manager, which, in turn, has entered into a sub-management contract (the "Sub-Management Contract") with ANB Investment Management and Trust Company ("ANB" or the "Sub-Manager") (ANB and the Manager are collectively referred to herein as "Managers"). It is the Manager's responsibility to select the SubManager, subject to the review and approval of the Trustees and to review and evaluate the Sub-Manager's continued performance. The Manager is also responsible for providing administrative services to the Fund.

Subject to the supervision and direction of the Trustees, the Manager provides to the Fund investment management evaluation services principally by performing initial due diligence on the Sub-Manager for the Fund and thereafter monitoring and evaluating the performance of the Fund's Sub-Manager through quantitative and qualitative analyses. In addition, the Manager conducts periodic in-person, telephonic and written consultations with the Sub-Manager. In initially evaluating the Sub-Manager, the Manager considered, among other factors, the Sub-Manager's level of expertise; relative performance over a minimum period of five years; level of efficiency; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications. On an ongoing basis, the Manager is responsible for communicating performance expectations and evaluations to the Sub-Manager; monitoring tracking errors; monitoring and analyzing the appropriate futures contracts to purchase and the futures holdings of the Fund as a percentage of Fund assets; monitoring market timing in the Fund; discussing with the Sub-Manager which method of indexing to use; and ultimately recommending to the Trustees whether the Sub-Management Contract should be renewed, modified or terminated. The Manager provides written reports to the Trustees regarding the results of its evaluation and monitoring functions. In addition, the Manager is responsible for providing the Fund with administrative services, including, but not limited to, shareholder servicing and certain legal and accounting services. The Manager is also responsible for conducting all operations of the Fund, except those operations contracted to the Sub-Manager, custodian, transfer agent and dividend disbursing agent. As described below, the Manager receives an annual fee from the Fund for performing its responsibilities under the Management Contract.

MANAGEMENT FEES

The Fund's Manager receives an annual management fee equal to 0.40% of the Fund's average daily net assets. Under the Management Contract, which provides for the voluntary waiver of the management fee by the Manager, the Manager will voluntarily waive some or all of the management fee. The Manager can terminate this voluntary waiver of some or all of its management fee at any time in its sole discretion.

MANAGER'S BACKGROUND

Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors. Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across over 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the Manager have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

SUB-MANAGER

Under the terms of the Sub-Management Contract between the Manager and ANB, ANB serves as the Fund's Sub-Manager. The Sub-Manager will develop, maintain and run the computer program designed to determine which securities will be purchased and sold so as to replicate the composition of the Index to the extent feasible, and, subject to the Manager's oversight, has complete discretion to purchase and sell portfolio securities for the Fund within the Fund's investment objective, restrictions and policies.

SUB-MANAGEMENT FEES

For its services under the Sub-Management Contract, ANB receives an annual fee from the Manager of 0.035% of the Fund's average daily net assets. This fee is paid by the Manager out of its resources and is not an incremental Fund expense. No performance or incentive fees are paid to the Sub-Manager.

SUB-MANAGER'S BACKGROUND

ANB, incorporated in the State of Illinois on July 1, 1988, is a registered investment adviser under the Investment Advisers Act of 1940. ANB is a wholly-owned subsidiary of First Chicago Investment Management Company which, in turn, is an indirect wholly-owned subsidiary of First Chicago NBD Corporation. It serves as investment adviser principally to corporate defined benefit and defined contribution plans which have, as of June 30, 1997, placed approximately $28.7 billion in assets with ANB. Since 1973, when American National Bank and Trust Company of Chicago introduced its first commingled equity index fund, ANB has developed and managed a family of equity and bond index funds in which some 200 nationwide non-financial institution clients invest. In total, ANB manages 72 commingled/common trust funds. On October 3, 1997, First Chicago NBD Corporation announced an agreement to sell ANB to Northern Trust Corporation ("Northern Trust"). The Fund anticipates that on December 31, 1997, but no later than January 2, 1998, First Chicago Investment Company will have closed the sale of ANB to Northern Trust. After the closing, ANB will be a wholly-owned subsidiary of Northern Trust or one of its subsidiaries and is expected to change its name to Northern Trust Quantitative Advisors, Inc. The Manager has recommended that ANB continue as Sub-Manager after the expected sale.

If the sale takes place, the subadvisory contract between the Manager and ANB will terminate by its terms and a new contract will have to be approved by the Trustees and the shareholders. The Board of Trustees of the Fund approved a new contract with ANB on November 20, 1997. Shareholders will be asked to approve the arrangement before February 28, 1998. Because the contract would terminate prior to a shareholder meeting and vote, the Fund will pursue exemptive relief from the Securities and Exchange Commission (the "SEC") before the closing in order to permit ANB to continue as Sub-Manager. If the closing, SEC exemptive relief, and shareholder approval do not occur before March 1, 1998, shareholders will be notified, and the Manager will assume its responsibility to conduct all advisory activities.

Northern Trust is a bank holding company and one of the country's largest trust institutions, with subsidiaries located across the United States and in several international locations. At the end of the third quarter of 1997, total assets of Northern Trust were $26.9 billion and trust assets under administration were $1 trillion.

Also, since 1990, ANB has served as Sub-Manager for the Federated Max-Cap Fund (formerly the S&P 500 Fund), which is another portfolio of the Trust. ANB also serves as Sub-Manager for the Federated Mini-Cap Fund, another portfolio of the Trust.

DISTRIBUTION OF FUND SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors. Federated Securities Corp. pays a licensing fee to S&P for the right to use the Index in connection with the management activities for the Fund. Federated Securities Corp. is not affiliated with S&P.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Manager or its affiliates.

FUND ADMINISTRATION

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides the Manager with the administrative personnel and services necessary to provide shareholder servicing and certain legal and accounting services.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Managers look for prompt execution of the order at a favorable price. In working with dealers, the Managers will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Managers may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. The Managers make decisions on portfolio transactions and select brokers and dealers, subject to review by the Trustees.

NET ASSET VALUE

The Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.

INVESTING IN THE FUND

SHARE PURCHASES

Fund shares are sold on days on which the New York Stock Exchange is open. Shares of the Fund may be purchased either by wire or mail. To purchase shares of the Fund, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

BY WIRE

To purchase shares of the Fund by Federal Reserve wire, call the Fund to place an order. Shareholders have until 4:00 p.m. (Eastern time) to call the Fund for settlement on the next business day. The order is considered received immediately. Payment by federal funds must be received before 4:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to:
Federated Index Trust, Federated Mid-Cap Fund; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL

To purchase shares of the Fund by mail, send a check made payable to Federated Index Trust, Federated Mid-Cap Fund, to the Fund's transfer agent, Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received when payment by check is converted into federal funds. This is generally the next business day after the check is received.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Fund is $25,000. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An investor's minimum investment will be calculated by combining all accounts that the investor maintains with the Fund.

WHAT SHARES COST

Fund shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Fund shares through a financial intermediary may be charged a service fee by that financial intermediary.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

EXCHANGING SECURITIES FOR FUND SHARES

Investors may exchange certain securities or a combination of certain securities and cash for shares of the Fund. The securities and any cash must have a market value of at least $25,000. The Trust reserves the right to determine the acceptability of securities to be exchanged. On the day securities are accepted by the Trust, they are valued in the same manner as the Trust values its assets. Investors wishing to exchange securities should first contact Federated Securities Corp.

Shares purchased by exchange of securities cannot be redeemed by telephone for five business days to allow time for the transfer to settle.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

DIVIDENDS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing to the Fund, dividends are automatically reinvested in additional shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING SHARES

The Fund redeems shares at their net asset value next determined after the Fund receives the redemption request. Investors who redeem shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made by telephone request or written request.

TELEPHONE REDEMPTION

Shareholders may redeem their shares by telephoning the Fund before 4:00 p.m. (Eastern time). The proceeds will normally be wired the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time, the Fund determines it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. An authorization form permitting State Street Bank or the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered, such as by "Written Requests."

If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

WRITTEN REQUESTS

Fund shares may also be redeemed by sending a written request to the Fund. Call the Fund for specific instructions before redeeming by written request. The shareholder will be asked to provide in the request his name, the Fund name, his account number, and the share or dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail.

SIGNATURES

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have their signatures guaranteed by:

   * a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC");
   * a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchange;
   * a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or
   * any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT

Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's net asset value.

Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights except that only shares of the Fund are entitled to vote on matters affecting only the Fund. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operations and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series of the Trust.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios, if any, will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held their shares.

STATE AND LOCAL TAXES

In the opinion of Houston, Donnelly & Meck, counsel to the Trust, Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time the Fund advertises its total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The Fund is sold without any sales load or other similar non-recurring charges.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

PORTFOLIO OF INVESTMENTS
FEDERATED MID-CAP FUND

OCTOBER 31, 1997

       SHARES                                                                             VALUE

 (A)COMMON STOCKS--85.3%
 BASIC INDUSTRY--6.3%
               2,000 AK Steel Holding Corp.                                           $      84,250
               5,100 (b)Airgas, Inc.                                                         79,369
               2,300 Albany International Corp., Class A                                     56,062
               4,100 Albemarle Corp.                                                         99,425
               3,400 (b)Alumax, Inc.                                                        110,500
               2,100 Betz Laboratories, Inc.                                                134,662
               3,100 Bowater, Inc.                                                          129,619
               1,200 Brush Wellman, Inc.                                                     28,875
               4,700 (b)Burlington Industries, Inc.                                          70,206
               5,300 Cabot Corp.                                                            130,181
               1,700 CalMat Co.                                                              42,819
               3,000 Calgon Carbon Corp.                                                     35,437
               1,200 Carpenter Technology Corp.                                              58,050
               1,700 Chesapeake Corp.                                                        53,869
                 900 Cleveland Cliffs, Inc.                                                  39,094
               3,300 Consolidated Papers, Inc.                                              171,394
               5,400 Crompton and Knowles Corp.                                             136,350
               3,500 (b)Cytec Industries, Inc.                                              170,625
               1,800 Dexter Corp.                                                            70,650
               1,900 Donaldson Company, Inc.                                                 96,187
               6,200 Ethyl Corp.                                                             53,475
               1,900 Ferro Corp.                                                             71,131
               1,100 Fuller (H.B.) Co.                                                       51,975
               2,600 Georgia Gulf Corp.                                                      78,000
               3,200 Glatfelter (P.H.) Co.                                                   63,200
               3,900 Hanna (M.A.) Co.                                                       100,425
               6,900 IMC Global, Inc.                                                       232,444
               3,200 (b)Imation Corp.                                                        68,400
               3,400 Lawter International, Inc.                                              38,037
               3,900 Longview Fibre Co.                                                      61,912
               4,500 Lubrizol Corp.                                                         173,250
               1,100 Lukens, Inc.                                                            19,800

FEDERATED MID-CAP FUND

       SHARES                                                                             VALUE
 (A)COMMON STOCKS--CONTINUED
 BASIC INDUSTRY--CONTINUED
                 700 (b)Maxxam, Inc.                                                  $      36,837
               1,700 Minerals Technologies, Inc.                                             70,337
                 600 NCH, Corp.                                                              40,200
               1,900 Oregon Steel Mills                                                      40,019
               5,800 RPM, Inc.                                                              108,750
               2,200 Rayonier, Inc.                                                          96,113
               2,825 Schulman (A.), Inc.                                                     63,563
               3,200 (b)Sealed Air Corp.                                                    165,000
               8,700 (b)Solutia, Inc.                                                       192,488
               6,685 Sonoco Products Co.                                                    215,173
               1,600 Southdown, Inc.                                                         88,600
               4,800 Unifi, Inc.                                                            184,500
               2,600 Vulcan Materials Co.                                                   230,913
               2,768 Wausau Paper Mills Co.                                                  55,869
               2,300 Wellman, Inc.                                                           46,719
               4,200 Witco Corp.                                                            182,700
                         TOTAL                                                            4,627,454
 CONSUMER DURABLES--2.7%
               1,700 Arvin Industries, Inc.                                                  63,644
               1,800 Borg-Warner Automotive, Inc.                                            98,100
               5,400 Callaway Golf Co.                                                      174,150
               2,300 Carlisle Cos., Inc.                                                     99,475
               8,876 Clayton Homes, Inc.                                                    145,899
               4,000 (b)Electronic Arts, Inc.                                               135,500
               2,600 Federal-Mogul Corp.                                                    110,012
              11,400 Harley Davidson, Inc.                                                  316,350
               9,400 International Game Technology                                          240,287
               6,800 Leggett and Platt, Inc.                                                283,900
               3,400 Martin Marietta Materials                                              118,575
              10,100 Shaw Industries, Inc.                                                  122,463
               1,300 Stanhome, Inc.                                                          36,319
               2,100 Superior Industries International, Inc.                                 56,044
                         TOTAL                                                            2,000,718

FEDERATED MID-CAP FUND

       SHARES                                                                             VALUE
 (A)COMMON STOCKS--CONTINUED
 CONSUMER NON-DURABLES--4.3%
               1,500 Church and Dwight, Inc.                                          $      43,219
              28,200 Coca Cola Enterprises, Inc.                                            793,125
               3,000 Dean Foods Co.                                                         141,937
               4,500 Dole Food, Inc.                                                        199,406
               1,000 Dreyers Grand Ice Cream, Inc.                                           41,375
               3,100 First Brands Corp.                                                      79,050
               6,525 Flowers Industries, Inc.                                               123,975
               1,200 (b)Gibson Greetings, Inc.                                               29,550
               5,700 Hormel Foods Corp.                                                     171,356
               7,200 IBP, Inc.                                                              166,950
               1,300 International Multifoods Corp.                                          38,350
               2,800 Interstate Bakeries Corp.                                              178,850
               3,900 (b)Jones Apparel Group, Inc.                                           198,412
               2,200 Lance, Inc.                                                             47,025
               6,000 McCormick & Co., Inc.                                                  150,000
               2,200 Smucker (J.M.) Co., Class A                                             59,813
              16,300 Tyson Foods, Inc., Class A                                             307,663
               3,500 (b)UCAR International, Inc.                                            131,250
               2,600 Universal Corp.                                                         99,938
               1,900 Universal Foods Corp.                                                   74,931
               3,900 Warnaco Group, Inc., Class A                                           110,175
                         TOTAL                                                            3,186,350
 ENERGY MINERALS--6.0%
               2,800 (b)BJ Services Co.                                                     237,300
              10,600 ENSCO International, Inc.                                              445,862
              12,700 (b)Global Marine, Inc.                                                 395,287
               6,000 Lyondell Petrochemical Co.                                             153,750
               4,200 Mapco, Inc.                                                            138,600
               3,400 Murphy Oil Corp.                                                       196,988
               7,400 (b)Nabors Industries, Inc.                                             304,325
               4,200 Noble Affiliates, Inc.                                                 172,463
               9,800 (b)Noble Drilling Corp.                                                348,513
               4,900 (b)Parker Drilling Co.                                                  72,581
               5,400 Pioneer Natural Resources, Inc.                                        216,338

FEDERATED MID-CAP FUND

       SHARES                                                                             VALUE
 (A)COMMON STOCKS--CONTINUED
 ENERGY MINERALS--CONTINUED
               2,700 Quaker State Corp.                                               $      41,850
               7,400 Ranger Oil Ltd.                                                         63,825
               3,000 (b)Smith International, Inc.                                           228,750
              11,700 Tosco Corp.                                                            386,100
               7,800 Transocean Offshore, Inc.                                              421,200
               6,450 Ultramar Diamond Shamrock Corp.                                        199,144
               3,300 Valero Energy Corp.                                                     99,413
               2,400 (b)Varco International, Inc.                                           146,250
               3,881 (b)Weatherford Enterra, Inc.                                           198,174
                         TOTAL                                                            4,466,713
 FINANCE--15.0%
               5,200 AMBAC                                                                  219,700
              10,375 Aflac, Inc.                                                            527,828
               2,600 Allstate Corp.                                                         157,138
               3,700 Associated Banc Corp.                                                  185,462
               9,130 Bear Stearns Cos., Inc.                                                362,347
               5,000 Capital One Financial Corp.                                            228,125
               4,425 Central Fidelity Banks, Inc.                                           205,762
               4,570 Charter One Financial, Inc.                                            265,631
               3,300 City National Corp.                                                     99,206
               5,625 Comdisco, Inc.                                                         177,539
               8,200 Crestar Financial Corp.                                                387,962
               9,200 Dime Bancorp, Inc.                                                     220,800
               7,088 Edwards (AG), Inc.                                                     232,558
               4,000 Finova Group, Inc.                                                     175,750
               8,550 First Security Corp.                                                   247,950
               5,000 First Tennessee National Corp.                                         288,125
               3,600 First Virginia Bank, Inc.                                              167,175
               6,750 First of America Bank Corp.                                            376,312
              11,300 Firstar Corp.                                                          408,212
               9,100 Franklin Resources, Inc.                                               817,862
               1,500 GATX Corp.                                                              96,844
               1,500 HSB Group, Inc.                                                         78,281
               9,600 Hibernia Corp., Class A                                                171,000

FEDERATED MID-CAP FUND

       SHARES                                                                             VALUE
 (A)COMMON STOCKS--CONTINUED
 FINANCE--CONTINUED
               7,400 Marshall & Ilsley Corp.                                          $     383,875
               9,625 Mercantile Bancorporation, Inc.                                        467,414
               5,250 Mercantile Bankshares Corp.                                            187,031
               8,400 Northern Trust Corp.                                                   491,400
               3,600 Old Kent Financial Corp.                                               227,250
               6,500 Old Republic International Corp.                                       232,375
               3,050 Pacific Century Financial Corp.                                        153,644
               6,900 PaineWebber Group, Inc.                                                304,894
               1,400 (b)Policy Management System Corp.                                       85,750
              10,000 Provident Cos., Inc.                                                   333,750
               9,460 Regions Financial Corp.                                                347,655
               7,200 SouthTrust Corp.                                                       345,600
              13,200 Summit Bancorp                                                         563,475
               4,300 T. Rowe Price Associates                                               284,875
               2,550 Transatlantic Holdings, Inc.                                           176,428
               4,800 Union Planters Corp.                                                   284,700
               2,500 Wilmington Trust Corp.                                                 139,375
                         TOTAL                                                           11,107,060
 HEALTH CARE--6.6%
               1,100 (b)ATL Ultrasound, Inc.                                                 47,300
               2,100 (b)Acuson Corp.                                                         39,375
               4,100 Allegiance Corp.                                                       113,775
               3,800 (b)Apria Healthcare Group, Inc.                                         57,712
               3,706 Bergen Brunswig Corp., Class A                                         148,472
               5,400 (b)Biogen, Inc.                                                        180,900
               3,500 Carter Wallace, Inc.                                                    54,906
               5,200 (b)Centocor, Inc.                                                      228,800
              12,724 (b)Chiron Corp.                                                        244,937
               2,800 (b)Concentra Managed Care, Inc.                                         91,350
               4,300 (b)Covance, Inc.                                                        76,056
               1,200 (b)Datascope Corp.                                                      28,950
               4,000 Dentsply International, Inc.                                           113,500
               1,000 Diagnostic Products Corp.                                               29,250
               3,100 (b)Forest Labratories, Inc., Class A                                   143,375

FEDERATED MID-CAP FUND

       SHARES                                                                             VALUE
 (A)COMMON STOCKS--CONTINUED
 HEALTH CARE--CONTINUED
               9,240 (b)Foundation Health Systems, Inc., Class A                      $     265,650
               5,400 (b)Genzyme Corp.                                                       147,825
              12,150 (b)Health Management Association, Class A                              296,156
               2,500 (b)HealthCare COMPARE Corp.                                            134,375
               3,400 (b)Healthcare & Retirement Corp.                                       128,562
               9,100 (b)Ivax Corp.                                                           68,819
               9,200 (b)Laboratory Corporation of America Holdings                           21,850
               3,400 McKesson Corp.                                                         364,862
               5,400 (b)Medaphis Corp.                                                       32,737
               9,100 Mylan Laboratories, Inc.                                               199,631
               4,500 (b)NovaCare, Inc.                                                       58,781
               5,900 Omnicare, Inc.                                                         164,094
               5,700 (b)Oxford Health Plans, Inc.                                           147,131
               2,998 (b)PacifiCare Health Systems, Inc., Class B                            194,121
               5,700 (b)Perrigo Co.                                                          87,638
               5,500 (b)Quorum Health Group, Inc.                                           133,375
               1,800 (b)Scherer (R.P.) Corp.                                                105,975
               7,200 Stryker Corp.                                                          267,750
               3,800 (b)Sybron International Corp.                                          152,475
               5,200 (b)Vencor, Inc.                                                        140,400
               5,600 (b)Watson Pharmaceuticals, Inc.                                        177,800
                         TOTAL                                                            4,888,665
 PRODUCER MANUFACTURING--6.0%
               4,600 AGCO Corp.                                                             133,400
               4,600 American Financial Group, Inc.                                         175,087
               7,100 (b)American Power Conversion Corp.                                     193,475
               2,400 Ametek, Inc.                                                            56,550
               4,400 Danaher Corp.                                                          241,175
               7,100 Dial Corp.                                                             119,812
               5,194 Diebold, Inc.                                                          228,850
               3,400 Federal Signal Corp.                                                    82,237
               3,200 Flowserve Corp.                                                         95,200
               2,300 HON Industries, Inc.                                                   118,737
               3,700 Harsco Corp.                                                           153,550

FEDERATED MID-CAP FUND

       SHARES                                                                             VALUE
 (A)COMMON STOCKS--CONTINUED
 PRODUCER MANUFACTURING--CONTINUED
               4,980 Hubbell, Inc., Class B                                           $     219,431
               2,400 Kaydon Corp.                                                            72,900
               2,000 Kennametal, Inc.                                                        97,000
               2,233 Lancaster Colony Corp.                                                 110,533
               5,500 (b)Lexmark Intl. Group, Class A                                        168,094
               1,900 (b)Magnetek, Inc.                                                       38,594
               4,950 Mark IV Industries, Inc.                                               120,037
               5,200 (b)Meritor Automotive, Inc.                                            116,025
               3,600 Miller Herman, Inc.                                                    175,950
               2,200 Modine Manufacturing Co.                                                74,937
               1,300 Nordson Corp.                                                           64,513
               3,700 Olin Corp.                                                             168,119
               2,800 Pentair, Inc.                                                          108,150
               3,100 Pittston Brink's Group                                                 111,988
               1,750 Precision Castparts Corp.                                              102,922
               2,500 Stewart & Stevenson Services                                            54,375
               1,600 Tecumseh Products Co., Class A                                          83,000
               2,800 Teleflex, Inc.                                                         104,300
               3,250 Trinity Industries, Inc.                                               145,438
               5,300 (b)U.S. Filter Corp.                                                   212,663
               5,400 (b)U.S. Office Products Co.                                            168,750
               7,100 Viad Corp.                                                             129,575
               2,000 Watts Industries, Inc., Class A                                         50,750
               3,200 York International Corp.                                               146,000
                         TOTAL                                                            4,442,117
 RETAIL TRADE--5.7%
               1,900 (b)Ann Taylor Stores Corp.                                              27,194
               2,400 (b)BJ's Wholesale Club, Inc.                                            69,300
               5,000 (b)Barnes & Noble, Inc.                                                127,812
               5,100 (b)Bed Bath & Beyond, Inc.                                             161,925
               3,200 (b)Best Buy Co., Inc.                                                   89,400
               3,550 Claire's Stores, Inc.                                                   78,544
               6,900 (b)CompUSA, Inc.                                                       225,975
               6,281 (b)Consolidated Stores Corp.                                           250,455

FEDERATED MID-CAP FUND

       SHARES                                                                             VALUE
 (A)COMMON STOCKS--CONTINUED
 RETAIL TRADE--CONTINUED
               8,426 Dollar General Corp.                                             $     278,585
               6,450 Family Dollar Stores, Inc.                                             151,575
               2,800 Fastenal Co.                                                           137,200
               3,500 Fingerhut Companies, Inc.                                               77,437
               6,000 (b)General Nutrition Cos., Inc.                                        189,000
               3,200 Hannaford Brothers Co.                                                 121,000
               3,950 Heilig-Meyers Co.                                                       52,831
               5,500 (b)Kohl's Corp.                                                        369,187
               2,500 (b)Lands' End, Inc.                                                     78,906
               1,900 (b)MacFrugal's Bargains CloseOuts, Inc.                                 64,600
               6,400 (b)Meyer (Fred), Inc.                                                  182,800
               2,600 (b)Micro Warehouse, Inc.                                                39,000
               2,700 (b)Nine West Group, Inc.                                                95,344
              11,725 (b)Office Depot, Inc.                                                  241,828
               9,250 (b)Officemax Inc.                                                      123,719
               3,000 (b)Payless ShoeSource, Inc.                                            167,250
               4,700 Premark International, Inc.                                            127,194
               3,500 Ruddick Corp.                                                           54,688
               7,500 (b)Service Merchandise, Inc.                                            30,469
              12,075 (b)Staples, Inc.                                                       316,969
               2,600 Tiffany & Co.                                                          102,700
               6,300 (b)Viking Office Products, Inc.                                        150,806
                         TOTAL                                                            4,183,693
 SERVICES--8.4%
               4,300 (b)ACNielsen Corp.                                                      98,362
              12,818 (b)AES Corp.                                                           507,913
                   1 (b)Ascent Entertainment Group, Inc.                                          7
               2,350 Banta Corp.                                                             61,394
               4,600 Belo (A.H.) Corp., Series A                                            217,350
               3,200 Bob Evans Farms, Inc.                                                   60,600
               5,775 (b)Brinker International, Inc.                                          80,850
               3,400 (b)Buffets, Inc.                                                        35,700
               2,362 (b)Chris Craft Industries, Inc.                                        122,086
               3,500 Cintas Corp.                                                           252,875

FEDERATED MID-CAP FUND

       SHARES                                                                             VALUE
 (A)COMMON STOCKS--CONTINUED
 SERVICES--CONTINUED
               7,400 (b)Circus Circus Enterprises, Inc.                               $     164,650
               5,700 (b)Corrections Corp. America                                           173,850
               4,550 Cracker Barrel Old Country Store                                       134,225
               1,400 Granite Construction, Inc.                                              29,575
               3,200 (b)Gtech Holdings Corp.                                                103,200
               2,200 Houghton Mifflin Co.                                                    78,100
               1,700 (b)International Dairy Queen, Inc., Class A                             45,050
               1,900 (b)Jacobs Engineering Group, Inc.                                       51,300
               2,875 Kelly Services, Inc., Class A                                          102,062
                 900 Lawson Products, Inc.                                                   24,919
               3,500 Lee Enterprises, Inc.                                                   92,969
               3,000 (b)Lone Star Steakhouse & Saloon                                        69,375
               6,100 Manpower, Inc.                                                         234,087
               2,000 Media General, Inc., Class A                                            81,500
               3,700 Ogden Corp.                                                             93,425
               6,000 Olsten Corp.                                                            91,500
               6,000 Omnicom Group, Inc.                                                    423,750
               3,600 (b)Outback Steakhouse, Inc.                                             97,425
               8,062 Paychex, Inc.                                                          307,364
               3,800 (b)Promus Hotel Corp.                                                  149,150
               6,100 Reynolds & Reynolds Co., Class A                                       104,463
               6,750 (b)Robert Half International, Inc.                                     276,328
               2,700 Rollins, Inc.                                                           57,713
               1,500 Sbarro, Inc.                                                            39,656
               1,200 (b)Scholastic Corp.                                                     48,600
               5,500 Sensormatic Electronics Corp.                                           82,156
               4,200 Sothebys Holdings, Inc., Class A                                        78,750
               2,100 Standard Register                                                       67,988
               5,800 (b)Starbucks Corp.                                                     191,400
               3,200 Stewart Enterprises, Inc., Class A                                     132,800
              14,900 (b)USA Waste Services, Inc.                                            551,300
               4,900 Unisource Worldwide, Inc.                                               79,931
               3,300 Wallace Computer, Inc.                                                 126,844
                 800 Washington Post Co., Class B                                           347,200
                         TOTAL                                                            6,169,742

FEDERATED MID-CAP FUND

       SHARES                                                                             VALUE
 (A)COMMON STOCKS--CONTINUED
 TECHNOLOGY--11.9%
               9,700 (b)ADC Telecommunications, Inc.                                  $     321,312
               6,500 (b)Altera Corp.                                                        288,437
               7,000 (b)America Online, Inc.                                                539,000
              11,866 (b)Analog Devices, Inc.                                                362,655
               7,550 (b)Arrow Electronics, Inc.                                             214,231
               7,400 (b)Atmel Corp.                                                         191,475
               3,300 Avnet, Inc.                                                            207,694
               7,600 (b)BMC Software, Inc.                                                  458,850
               2,200 Beckman Instruments, Inc.                                               86,625
               7,200 (b)Cadence Design Systems, Inc.                                        383,400
               4,900 (b)Cirrus Logic, Inc.                                                   74,112
               6,400 (b)Compuware Corp.                                                     423,200
               6,000 (b)Cypress Semiconductor Corp.                                          67,500
               1,700 (b)Exabyte Corp.                                                        17,956
               3,400 (b)FIserv, Inc.                                                        152,150
               2,500 GenCorp, Inc.                                                           61,094
               5,100 Hillenbrand Industries, Inc.                                           218,025
               2,100 (b)Information Resources, Inc.                                          34,650
              11,200 (b)Informix Corp.                                                       76,300
               5,900 (b)Integrated Device Technology, Inc.                                   68,219
               5,600 Linear Technology Corp.                                                352,100
               3,500 (b)Litton Industries, Inc.                                             177,625
               4,600 (b)Maxim Integrated Products, Inc.                                     304,750
               4,800 (b)Mentor Graphics Corp.                                                52,500
               9,175 Molex, Inc.                                                            344,063
               7,600 (b)NCR Corp.                                                           230,375
               2,600 NewPort News Shipbuilding, Inc.                                         55,900
               1,500 OEA, Inc.                                                               60,375
               9,600 (b)Quantum Corp.                                                       303,600
               1,900 (b)Rohr, Inc.                                                           57,594
               4,600 (b)SCI Systems, Inc.                                                   202,400
                 700 (b)Sequa Corp., Class A                                                 40,163
               2,500 (b)Sequent Computer System, Inc.                                        52,344
               8,400 (b)Solectron Corp.                                                     329,700

FEDERATED MID-CAP FUND

       SHARES                                                                             VALUE
 (A)COMMON STOCKS--CONTINUED
 TECHNOLOGY--CONTINUED
               6,537 (b)Sterling Commerce, Inc.                                       $     216,949
               4,580 (b)Storage Technology Corp.                                            268,789
               1,800 (b)Stratus Computer, Inc.                                               63,675
               2,500 (b)Structural Dynamics Research Corp.                                   47,813
               6,200 (b)SunGuard Data Systems, Inc.                                         146,475
               4,500 Sundstrand Corp.                                                       244,688
               4,100 (b)Symantec Corp.                                                       89,688
               2,850 Symbol Technologies, Inc.                                              113,288
               6,200 (b)Teradyne, Inc.                                                      232,113
               1,400 Thiokol Corp.                                                          128,188
               2,300 Varian Association, Inc.                                               134,550
               4,772 (b)Vishay Intertechnology, Inc.                                        114,230
               5,500 (b)Xilinx, Inc.                                                        187,688
                         TOTAL                                                            8,798,508
 TRANSPORTATION--1.9%
               1,900 APL, Ltd.                                                               62,462
               2,300 ASA Holdings Ltd.                                                       64,112
               1,600 Airborne Freight Corp.                                                 101,400
               1,100 (b)Alaska Air Group, Inc.                                               36,712
               3,400 Alexander and Baldwin, Inc.                                             93,500
               2,000 Arnold Industries, Inc.                                                 42,500
               3,300 CNF Transportation, Inc.                                               147,262
               2,800 Hunt (J.B.) Transportation Services, Inc.                               43,050
               4,550 Illinois Central Corp.                                                 162,094
               8,400 Kansas City Southern Industries, Inc.                                  256,200
               2,700 Overseas Shipholding Group, Inc.                                        66,825
               4,600 Tidewater, Inc.                                                        302,163
                         TOTAL                                                            1,378,280
 UTILITIES--10.5%
               9,200 (b)360 Communications Co.                                              194,350
               4,200 AGL Resources, Inc.                                                     76,125
               2,700 Aliant Communications, Inc.                                             69,187
               9,100 Allegheny Energy, Inc.                                                 257,075
               5,900 American Water Works Co., Inc.                                         133,487

FEDERATED MID-CAP FUND

       SHARES                                                                             VALUE
 (A)COMMON STOCKS--CONTINUED
 UTILITIES--CONTINUED
               3,900 Atlantic Energy, Inc. NJ                                         $      71,906
               1,100 Black Hills Corp.                                                       33,137
               6,900 CMS Energy Corp.                                                       251,850
               6,000 (b)CalEnergy Co., Inc.                                                 205,500
               1,700 Central LA Electric Co.                                                 44,731
               2,400 Central Maine Power Co.                                                 31,800
               4,500 Century Telephone Enterprises, Inc.                                    190,969
               3,600 Comsat Corp.                                                            82,350
               4,500 Delmarva Power and Light Co.                                            89,156
               4,100 El Paso Natural Gas                                                    245,744
               7,300 Florida Progress Corp.                                                 237,706
               2,300 Hawaiian Electric Industries, Inc.                                      86,969
               2,800 Idaho Power Co.                                                         89,250
               5,700 Illinova Corp.                                                         126,825
               1,650 Indiana Energy, Inc.                                                    47,128
               3,400 Ipalco Enterprises, Inc.                                               119,000
               4,600 Kansas City Power And Light Co.                                        134,837
               3,700 Keyspan Energy Corp.                                                   114,931
               5,000 (b)LCI International, Inc.                                             129,375
               5,000 LG&E Energy Corp.                                                      106,250
               5,000 MCN Corp.                                                              173,125
               7,522 MidAmerican Energy Holdings Co.                                        134,456
               2,400 Minnesota Power And Light Co.                                           87,300
               4,100 Montana Power Co.                                                      103,781
              18,900 (b)NEXTEL Communications, Inc., Class A                                496,125
               4,500 NIPSCO Industries, Inc.                                                197,719
               2,800 National Fuel Gas Co.                                                  123,550
               3,600 Nevada Power Co.                                                        77,400
               7,745 New Century Energies, Inc.                                             323,354
               4,900 New England Electric System                                            192,019
               5,200 New York State Electric and Gas Corp.                                  138,775
               9,600 Northeast Utilities Co.                                                110,400
               3,000 OGE Energy Corp.                                                       145,313
               6,500 Pinnacle West Capital Corp.                                            226,281

FEDERATED MID-CAP FUND

       SHARES                                                                             VALUE
 (A)COMMON STOCKS--CONTINUED
 UTILITIES--CONTINUED
               8,900 Potomac Electric Power Co.                                       $     199,694
               3,100 Public Service Co. New Mexico                                           60,256
               6,300 Puget Sound Energy, Inc.                                               167,738
               3,100 Questar Corp.                                                          119,738
               7,900 SCANA Corp.                                                            199,475
               4,700 (b)Seagull Energy Corp.                                                114,856
               4,900 Southern New England Telecommunications                                210,088
               1,900 TCA Cable TV, Inc.                                                      78,375
               8,800 TECO Energy, Inc.                                                      210,100
               4,600 Telephone and Data System, Inc.                                        195,500
               3,900 Utilicorp United, Inc.                                                 123,094
               3,100 (b)Vanguard Cellular Systems, Inc., Class A                             42,819
               2,300 WPL Holdings, Inc.                                                      67,131
               3,300 Washington Gas Light Co.                                                84,769
               8,300 Wisconsin Energy Corp.                                                 210,094
                         TOTAL                                                            7,782,963
                         TOTAL COMMON STOCKS (IDENTIFIED COST $42,351,895)               63,032,263
 (D)U.S. GOVERNMENT OBLIGATION--0.3%
 $           200,000 United States Treasury Bill, 12/18/1997 (identified cost
                     $198,745)                                                              198,826
 (C)REPURCHASE AGREEMENT--12.8%
           9,450,000 BT Securities Corporation, 5.71%, dated 10/31/1997, due              9,945,000
                     11/3/1997 (at amortized cost)
                         TOTAL INVESTMENTS (IDENTIFIED COST $52,495,640)(E)            $ 73,176,089

(a) The Fund purchases Index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the Index and minimizing trading costs. The underlying face amount, at value, of open Index futures contracts is $10,576,500 at October 31, 1997, which represents 14.3% of net assets. Taking into consideration these open Index futures contracts, the Fund's effective total exposure to the Index is 99.6%.

(b) Non-income producing security.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) Represents a security held as collateral which is used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

(e) The cost of investments for federal tax purposes amounts to $52,495,640. The net unrealized appreciation of investments on a federal tax basis amounts to $20,680,448 which is comprised of $22,994,603 appreciation and $2,314,155 depreciation at October 31, 1997.

Note: The categories of investments are shown as a percentage of net assets ($73,874,203) at October 31, 1997.

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
FEDERATED MID-CAP FUND

OCTOBER 31, 1997

 ASSETS:
 Investments in securities                                                             $ 63,231,089
 Investments in repurchase agreements                                                     9,945,000
   Total investments in securities at amortized cost and value                           73,176,089
   (identified and tax cost $52,495,640)
 Cash                                                                                         4,947
 Income receivable                                                                           60,218
 Receivable for investments sold                                                            106,147
 Receivable for shares sold                                                                 534,361
 Receivable for daily variation margin                                                      262,740
 Deferred expenses                                                                           11,117
   Total assets                                                                          74,155,619
 LIABILITIES:
 Payable for investments purchased                                   $ 251,757
 Payable for shares redeemed                                            23,376
 Accrued expenses                                                        6,283
   Total liabilities                                                                        281,416
 Net Assets for 4,303,637 shares outstanding                                           $ 73,874,203
 NET ASSETS CONSIST OF:
 Paid in capital                                                                       $ 47,075,261
 Net unrealized appreciation of investments and futures contracts                        20,235,545
 Accumulated net realized gain on investments and futures                                 6,462,652
 contracts
 Undistributed net investment income                                                        100,745
   Total Net Assets                                                                    $ 73,874,203
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER
 SHARE:
 $73,874,203 / 4,303,637 shares outstanding                                                  $17.17

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS
FEDERATED MID-CAP FUND

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Dividends                                                                             $    829,155
 Interest                                                                                   303,968
   Total income                                                                           1,133,123
 EXPENSES:
 Investment advisory fee                                                  $   252,801
 Custodian fees                                                                12,096
 Transfer and dividend disbursing agent fees and expenses                      24,606
 Directors'/Trustees' fees                                                      1,737
 Auditing fees                                                                 14,294
 Legal fees                                                                     2,937
 Portfolio accounting fees                                                     49,126
 Shareholder services fee                                                     158,001
 Share registration costs                                                      14,200
 Printing and postage                                                          15,138
 Insurance premiums                                                             5,614
 Taxes                                                                          2,288
 Miscellaneous                                                                 23,385
   Total expenses                                                             576,223
 Waivers
   Waiver of investment advisory fee                        $  (55,019)
   Waiver of shareholder services fee                         (139,041)
     Total waivers                                                          (194,060)
       Net expenses                                                                         382,163
         Net investment income                                                              750,960
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FUTURES CONTRACTS:
 Net realized gain on investments and futures contracts                                   6,609,158
 Net change in unrealized appreciation of investments and                                 9,715,619
 futures contracts
   Net realized and unrealized gain on investments and                                   16,324,777
 futures contracts
     Change in net assets resulting from operations                                    $ 17,075,737

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FEDERATED MID-CAP FUND

                                                                        YEAR ENDED OCTOBER 31,
                                                                         1997            1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                               $      750,960  $      740,093
 Net realized gain (loss) on investments and futures contracts            6,609,158       2,211,765
 ($6,019,168 and $2,561,538, respectively, as computed for federal tax purposes)
 Net change in unrealized appreciation of investments and futures         9,715,619       5,352,243
 contracts
   Change in net assets resulting from operations                        17,075,737       8,304,101
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income                                 (690,737)       (846,844)
 Distributions from net realized gains and futures contracts            (2,561,934)     (3,414,624)
   Change in net assets resulting from distributions to                 (3,252,671)     (4,261,468)
 shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                            42,261,338      52,748,566
 Net asset value of shares issued to shareholders in payment of           1,989,434       2,549,965
 distributions declared
 Cost of shares redeemed                                               (44,147,633)    (61,972,769)
   Change in net assets resulting from share transactions                   103,139     (6,674,238)
     Change in net assets                                                13,926,205     (2,631,605)
 NET ASSETS:
 Beginning of period                                                     59,947,998      62,579,603
 End of period (including undistributed net investment income of     $   73,874,203  $   59,947,998
 $100,745 and $40,522, respectively)

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS
FEDERATED MID-CAP FUND

OCTOBER 31, 1997

ORGANIZATION

Federated Index Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Federated Mid-Cap Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the mid-level stock capitalization sector of the United States equity market.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's manager to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSE

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

FUTURES CONTRACTS

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Trust is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. For the period ended October 31, 1997, the Fund had realized gains of $1,627,202.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At October 31, 1997, the Trust had outstanding futures contracts as set forth below:

                         CONTRACTS TO                      UNREALIZED
 EXPIRATION DATE        DELIVER/RECEIVE      POSITION    (DEPRECIATION)
 December 1997     64 S&P 400 Index Futures      Long      $(444,904)

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                                                    Year Ended October 31,
                                                                      1997        1996
 Shares sold                                                        2,703,076   4,023,215
 Shares issued to shareholders in payment of distributions            145,409     206,046
 declared
 Shares redeemed                                                  (2,903,198) (4,766,402)
   Net change resulting from share transactions                      (54,713)   (537,141)

MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

Federated Management, the Fund's manager, (the "Manager"), receives for its services an annual management fee equal to 0.40% of the Fund's average daily net assets. Under the terms of a sub-advisory agreement between the Manager and the Trust Division of ANB Investment Management and Trust Company ("Sub-Manager"), the Sub-Manager receives an annual fee from the Manager equal to 0.035% of the Fund's average daily net assets. In addition, Sub-Manager may voluntarily choose to reduce its compensation. The Manager may voluntarily choose to waive any portion of its fee. The Manager can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 1997, were as follows:

PURCHASES     $11,083,051
SALES         $17,698,230

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of FEDERATED INDEX TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Mid-Cap Fund (a portfolio of Federated Index Trust) as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers or other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Mid-Cap Fund of Federated Index Trust at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Pittsburgh, Pennsylvania

December 12, 1997

[Graphic]
Federated Investors

Federated Mid-Cap Fund
(A Portfolio of Federated Index Trust)
PROSPECTUS

DECEMBER 31, 1997

A No-Load, Open-End, Diversified Management Investment Company

FEDERATED MID-CAP FUND

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

MANAGER
Federated Management
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

SUB-MANAGER
ANB Investment Management and Trust Co.
One North LaSalle Street
Chicago, IL 60690

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS
Ernst & Young LLP
One Oxford Centre
Pittsburgh, PA 15219

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com

Cusip 31420E205

2062304A (12/97)

[Graphic]







FEDERATED MID-CAP FUND
(A PORTFOLIO OF FEDERATED INDEX TRUST)
STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus of the Fund dated December 31, 1997. This Statement is not a prospectus itself. You may request a copy of a prospectus or a paper copy of this Statement of Additional Information, if you have received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED MID-CAP FUND
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PENNSYLVANIA 15237-7000

Statement dated December 31, 1997

[Graphic]
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 31420E205

2062304B (12/97)

[Graphic]

TABLE OF CONTENTS

 GENERAL INFORMATION ABOUT THE FUND 1 INVESTMENT OBJECTIVE AND POLICIES 1 Types of Investments 1 When-Issued and Delayed Delivery Transactions 3 Lending of Portfolio Securities 3 Reverse Repurchase Agreements 3 Portfolio Turnover 3 INVESTMENT LIMITATIONS 3 Investing in Commodities 3 Selling Short and Buying on Margin 3 Lending Cash or Securities 4 Underwriting 4 Issuing Senior Securities and Borrowing Money 4 Pledging Assets 4 Diversification of Investments 4 Concentration of Investments 4 Investing in Real Estate 4 Investing in Restricted Securities 4 Writing Covered Call Options 4 Investing in Put Options 5 Acquiring Securities 5 Investing in Illiquid Securities 5 FEDERATED INDEX TRUST MANAGEMENT 5 Fund Ownership 9 Trustees Compensation 9 Trustee Liability 10 MANAGEMENT SERVICES 10 Managers to the Fund 10 Management Fees 10 Other Related Services 10 BROKERAGE TRANSACTIONS 10 OTHER SERVICES 11 Custodian and Portfolio Accountant 11 Transfer Agent 11 Independent Auditors 11 SHAREHOLDER SERVICES 11 PURCHASING SHARES 11 Conversion to Federal Funds 11 Exchanging Securities for Fund Shares 11 DETERMINING NET ASSET VALUE 12 Determining Market Value of Securities 12 REDEEMING SHARES 12 Redemption in Kind 12 MASSACHUSETTS PARTNERSHIP LAW 13 TAX STATUS 13 The Fund's Tax Status 13 Shareholders' Tax Status 13 TOTAL RETURN 13 YIELD 13 PERFORMANCE COMPARISONS 14 Economic and Market Information 15 ABOUT FEDERATED INVESTORS 15 Mutual Fund Market 15 STANDARD & POOR'S 16

GENERAL INFORMATION ABOUT THE FUND

Federated Mid-Cap Fund (the "Fund") is a portfolio of Federated Index Trust (the "Trust"), which was established as a Massachusetts business trust under a Declaration of Trust dated January 30, 1990. On December 5, 1994, the Trustees changed the name of the Fund from the Mid-Cap Fund to the Federated Mid-Cap Fund.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to provide investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the mid-level stock capitalization sector of the United States equity market. The investment objective cannot be changed without the approval of shareholders. The policies described below may be changed by the Board of Trustees ("Trustees") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

TYPES OF INVESTMENTS

In addition to the common stocks described in the prospectus, the Fund may also invest in money market instruments and U.S. government obligations and securities in such proportions as, in the judgment of the sub-manager, prevailing market conditions warrant.

MONEY MARKET INSTRUMENTS

The Fund may invest in the following money market instruments:

   * instruments of domestic banks and savings associations having capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation; and
   * prime commercial paper (rated A-1 by Standard and Poor's Ratings Group, Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service).

REPURCHASE AGREEMENTS

The Fund requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's sub-manager to be creditworthy pursuant to guidelines established by the Trustees.

U.S. GOVERNMENT OBLIGATIONS

The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

   * the full faith and credit of the U.S. Treasury;
   * the issuer's right to borrow from the U.S. Treasury;
   * the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
   * the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

   * The Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives;
   * Federal Home Loan Banks;
   * Farmers Home Administration; and
   * Federal National Mortgage Association.

STOCK INDEX FUTURES AND OPTIONS

The Fund may utilize stock index futures contracts and options on stocks, stock indices, and stock index futures contracts for the purposes of managing cash flows into and out of the Fund's portfolio and potentially reducing transactional costs. The Fund may not use stock index futures contracts and options for speculative purposes. As a means of reducing fluctuations in the net asset value of shares of the Fund, the Fund may attempt to hedge all or a portion of its portfolio through the purchase of listed put options on stocks, stock indices, and stock index futures contracts. These options will be used only as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving the Fund the right to make delivery of stock at a specified price, a put option on a stock index gives the Fund, as holder, the right to receive an amount of cash upon exercise of the option.

The Fund may also write covered call options. As the writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

The Fund may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in its portfolio; and (3) sell listed call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any such additional consideration). The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or expired.

The Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract. In general, contracts are closed out prior to their expiration. The Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or U.S. government securities approximately equal to 5%-10% of the contract value. This amount is known as "initial margin," and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins," and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market." The Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because the initial margin resembles a performance bond or good faith deposit on the contract, it is returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since the margin employed in futures contracts does not involve the borrowing of funds to finance the transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS

The Fund will not enter into stock index futures contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. Further, the Fund will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Also, the Fund may not enter into stock index futures contracts and options to the extent that the value of such contracts and options would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend its portfolio securities up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the sub-manager has determined are creditworthy under guidelines established by the Trustees and will receive collateral equal to at least 100% of the value of the securities loaned.

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. A reverse repurchase transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

PORTFOLIO TURNOVER

The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. For the fiscal years ended October 31, 1997, and October 31, 1996, the portfolio turnover rates for the Fund were 19% and 17%, respectively.

INVESTMENT LIMITATIONS

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities. However, the Fund may purchase stock index futures contracts and put options on stock indices and stock index futures contracts to the extent that not more than 5% of the Fund's total assets are required as initial margin deposit for futures contracts and not more than 20% of the Fund's total net assets are invested in futures contracts and options at any time.

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin, other than in connection with buying stock index futures contracts and put options on stock index futures contracts, but may obtain such short-term credits as are necessary for the clearance of transactions.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, bonds, debentures, notes, certificates of indebtedness, or other debt securities; entering into repurchase agreements; or engaging in other transactions where permitted by the Fund's investment objective and policies and the Declaration of Trust of the Trust.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies, and limitations.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities, except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing.

DIVERSIFICATION OF INVESTMENTS

The Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer, except U.S. government securities, or invest in more than 10% of the voting securities of any one issuer.

CONCENTRATION OF INVESTMENTS

The Fund will not invest 25% or more of the value of its total assets in securities of companies in any one industry. However, investing in U.S. government obligations shall not be considered investing in any one industry.

INVESTING IN REAL ESTATE

The Fund will not buy or sell real estate, including partnership interests in real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

INVESTING IN RESTRICTED SECURITIES

The Fund will limit its investment in restricted securities to 5% of the value of its total assets in securities subject to restrictions on resale under the Securities Act of 1933.

The above investment limitations cannot be changed without shareholder approval. The following investment limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

WRITING COVERED CALL OPTIONS

The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

INVESTING IN PUT OPTIONS

The Fund will not purchase put options on securities, other than put options on stock, stock indices and stock index futures contracts, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions and not more than 20% of the Fund's total net assets are invested in put options and futures contracts at any time.

ACQUIRING SECURITIES

The Fund will not purchase securities of other investment companies except to the extent permitted by the Investment Company Act of 1940, or except as part of a merger, consolidation, or other acquisition. It will not invest in securities for the purpose of exercising control or management.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 15% of its net assets in securities which are illiquid, including certain restricted securities not determined by the Trustees to be liquid and repurchase agreements providing for settlement more than seven days after notice.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the past fiscal year and does not expect to do so during the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

FEDERATED INDEX TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Index Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Trustee of the Company.

Thomas G. Bigley

15 Old Timber Trail

Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President and Trustee

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

Glen R. Johnson
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp., and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President, and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc.

FUND OWNERSHIP

Officers and Trustees own less than 1% of the Fund's outstanding shares. As of December 9, 1997, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: Charles Schwab & Co. Inc., San Francisco, CA, owned approximately 585,128 shares (13.45%); Covie & Co., Chicago, IL, owned approximately 389,679 shares (8.96%); FIRNATICIA, Iowa City, IA, owned approximately 248,306 shares, (5.71%).

TRUSTEE COMPENSATION

                         AGGREGATE
NAME,                  COMPENSATION
POSITION WITH              FROM                      TOTAL COMPENSATION PAID
TRUST                     TRUST*#                       FROM FUND COMPLEX+
John F. Donahue          $0          $0 for the Trust and
Trustee                              56 other investment companies in the Fund Complex

J. Christopher Donahue   $0          $0 for the Trust and
Executive Vice President             18 other investment companies in the Fund Complex
and Trustee

Thomas G. Bigley         $382.00     $108,725 for the Trust and
Trustee                              56 other investment companies in the Fund Complex

John T. Conroy, Jr.      $421.00     $119,615 for the Trust and
Trustee                              56 other investment companies in the Fund Complex

William J. Copeland      $421.00     $119,615 for the Trust and
Trustee                              56 other investment companies in the Fund Complex

James E. Dowd            $421.00     $119,615 for the Trust and
Trustee                              56 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.  $382.00     $108,725 for the Trust and
Trustee                              56 other investment companies in the Fund Complex

Edward L. Flaherty, Jr.  $421.00     $119,615 for the Trust and
Trustee                              56 other investment companies in the Fund Complex

Peter E. Madden          $382.00     $108,725 for the Trust and
Trustee                              56 other investment companies in the Fund Complex

John E. Murray, Jr.      $382.00     $108,725 for the Trust and
Trustee                              56 other investment companies in the Fund Complex

Wesley W. Posvar         $382.00     $108,725 for the Trust and
Trustee                              56 other investment companies in the Fund Complex

Marjorie P. Smuts        $382.00     $108,725 for the Trust and
Trustee                              56 other investment companies in the Fund Complex

* Information is furnished for the fiscal year ended October 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of three portfolios.

+ The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

MANAGEMENT SERVICES

MANAGERS TO THE FUND

The Fund's Manager is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

     The Fund's Sub-Manager is ANB Investment Management and Trust Company ("ANB"). Currently, it is a wholly owned subsidiary of First Chicago Investment Management Company ("First Chicago"). First Chicago is a wholly owned subsidiary of First National Bank of Chicago, which in turn, is a wholly-owned subsidiary of First Chicago NBD Corporation. The Sub-Manager's directors are The Sub-Manager's directors are J. Stephen Baine, Susan O. Jones, Nick G. Preda, J. Dirk Vos, Richard W. Wade, Thomas P. Micheals and Neil R. Wright. The officers of ANB are J. Stephen Baine, Chairman and President; Susan O. Jones, Chief Operating Officer; Neil R. Wright, Chief Investment Officer; and Thomas P. Micheals, Secretary and Treasurer. As described in the prospectus, it is anticipated that First Chicago will sell ANB to Northern Trust Corporation. After the sale, the directors are anticipated to be James M. Snyder, Barry G. Hastings, Perry R. Pero, Sheila A. Penrose and Jeffrey H. Wessel. After the sale, the officers are anticipated to be James M. Snyder, Chief Executive Officer, and Jeffrey H. Wessel, President.

Neither the Manager nor the Sub-Manager shall be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by the Manager or Sub-Manager, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon either of them by their respective management contracts.

MANAGEMENT FEES

For its management services, Federated Management receives an annual fee as described in the prospectus. ANB receives an annual fee for its services, which will be paid by the Manager, as described in the prospectus. For the fiscal years ended October 31, 1997, 1996, and 1995, the Manager earned $252,801, $225,754, and $208,809, respectively, of which $55,019, $79,194, and $106,606 was voluntarily waived in 1997, 1996, and 1995, respectively, because of undertakings to limit the Fund's expenses.

OTHER RELATED SERVICES

Affiliates of the manager may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of shares of funds offered by Federated Securities Corp.

BROKERAGE TRANSACTIONS

The Managers may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Managers and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Managers or their affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Managers or their affiliates might otherwise have paid, it would tend to reduce their expenses. The Managers and their affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended October 31, 1997, 1996, and 1995, the Fund paid total brokerage commissions of $19,222, $23,672, and $45,385, respectively.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Managers, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Managers are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Managers to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, Pennsylvania, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditors for the Fund are Ernst & Young LLP, Pittsburgh, Pennsylvania.

SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to: providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail;
(3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts. For the fiscal year ended October 31, 1997, the Fund paid shareholder service fees in the amount of $158,001, of which $139,041 was waived.

PURCHASING SHARES

Shares are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Investing in the Fund."

CONVERSION TO FEDERAL FUNDS

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. State Street Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

EXCHANGING SECURITIES FOR FUND SHARES

Investors may exchange securities they already own for Fund shares, or they may exchange a combination of securities and cash for Fund shares. Any securities to be exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value and must not be subject to restrictions on resale. An investor should forward the securities in negotiable form with an authorized letter of transmittal to Federated Securities Corp. The Fund will notify the investor of its acceptance and valuation of the securities within five business days of their receipt by State Street Bank.

The Fund values such securities in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted. Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, conversion, or other rights attached to the securities become the property of the Fund, along with the securities.

TAX CONSEQUENCES

Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Fund shares, a gain or loss may be realized by the investor.

DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:

   * for equity securities, according to the last sale price on a national securities exchange, if available;
   * in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

   * for bonds and other fixed-income securities, at the last sale price on a national securities exchange if available, otherwise as determined by an independent pricing service;

   * for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost; or
   * for all other securities, at fair value as determined in good faith by the Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Fund will value stock index futures contracts and options on stocks, stock indices, and stock index futures contracts at their market values established by the exchanges at the close of option trading on such exchanges unless the Trustees determine in good faith that another method of valuing option positions is necessary to appraise their fair value.

REDEEMING SHARES

The Fund redeems shares at the next computed net asset value after State Street Bank receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares."

REDEMPTION IN KIND

Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part with securities from the Fund's portfolio.

Such securities will be valued with the same valuation techniques employed in determining net asset value, and the securities will be selected in a manner the Trustees determine to be fair and equitable.

The Fund has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Fund will redeem shares for any one shareholder in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Trust on behalf of the Fund. To protect shareholders of the Fund, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders of the Fund for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument that the Trust enters into or its Trustees enter into or sign on behalf of the Fund.

In the unlikely event a shareholder of the Fund is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.

TAX STATUS

THE FUND'S TAX STATUS

The Fund will pay no federal income tax because the Fund expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

   * derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   * invest in securities within certain statutory limits; and * distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

Shareholders are subject to federal income tax on dividends received as cash or additional shares. No portion of any income dividend paid by the Fund is eligible for the dividends-received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.

CAPITAL GAINS

Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Fund shares.

TOTAL RETURN

The Fund's average annual total returns for the one-year period ended October 31, 1997, and for the period from November 5, 1992 (start of performance) to October 31, 1997, were 31.83% and 17.10%, respectively. The average annual total return for the Trust is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the quarterly reinvestment of all dividends and distributions.

YIELD

The Fund's SEC yield for the thirty-day period ended October 31, 1997, was 0.87%. The yield for the Fund is determined each day by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This value is annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees.

PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

   * portfolio quality;
   * average portfolio maturity;
   * type of instruments in which the portfolio is invested; * changes in interest rates and market value of portfolio securities; * changes in Fund expenses; * the relative amount of Fund cash flow; and * various other factors.

The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

   * LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "index funds" category in advertising and sales literature.
   * RUSSELL 2000 SMALL STOCK INDEX is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization common stocks.
   * STANDARD & POOR'S DAILY STOCK PRICE INDEXES OF 500 AND 400 COMMON STOCKS are composite indexes of common stocks in industry, transportation, and financial and public utility companies that can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's indexes assume reinvestments of all dividends paid by stocks listed on its indexes. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.
   * WILSHIRE 5000 EQUITY INDEXES consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available, and can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks.
   * MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Advertisements and other sales literature for each class of shares may quote total returns which are calculated on nonstandardized base periods. These total returns also represent the historic change in the value of an investment in either class of shares based on quarterly reinvestment of dividends over a specified period of time.

Advertising and other promotional literature may include charts, graphs, and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging, and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial, and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision-making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. Traders handle trillions of dollars in annual trading volume.

In the equity sector, Federated Investors has more than 26 years of experience. As of December 31, 1996, Federated Investors managed 31 equity funds totaling approximately $7.6 billion in assets across growth, value, equity income, international, index, and sector (i.e. utility) styles. Federated Investor's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high-yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed-income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--including 200 New York Stock Exchange firms--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service-quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Division.

STANDARD & POOR'S

"Standard and Poor's," "S&P," "S&P MidCap 400 Index," and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Federated Securities Corp. The Fund is not sponsored, endorsed, sold, or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

* Source: Investment Company Institute







FEDERATED MAX-CAP FUND

(A Portfolio of Federated Index Trust)

Institutional Shares

PROSPECTUS

The Institutional Shares of Federated Max-Cap Fund (the "Fund") offered by this prospectus represent interests in the Fund, which is an investment portfolio in Federated Index Trust (the "Trust"), an open-end, management investment company (a mutual fund). The investment objective of the Fund is to seek to provide investment results that correspond to the aggregate price and dividend performance of publicly traded common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index (the "Index"). The Fund is neither affiliated with nor sponsored by Standard & Poor's.

THE INSTITUTIONAL SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information for Class C Shares, Institutional Shares and Institutional Service Shares dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated December 31, 1997

TABLE OF CONTENTS

        Summary of Fund Expenses 1 Financial Highlights--Institutional Shares 2
 General Information 3 Investment Information 3 Investment Objective 3
 Investment Policies 3 Investment Limitations 6 Federated Index Trust
 Information 6 Management of the Trust 6 Distribution of Institutional Shares 8
 Fund Administration 8 Expenses of the Fund and Institutional Shares 8 Net Asset
 Value 9 Investing in the Institutional Shares 9 Share Purchases 9 Minimum
 Investment Required 9 What Shares Cost 9 Confirmations and Account Statements
 10 Dividends 10 Capital Gains 10 Redeeming Institutional Shares 10 Telephone
 Redemption 10 Written Requests 10 Accounts with Low Balances 11 Shareholder
 Information 11 Voting Rights 11 Tax Information 11 Federal Income Tax 11 State and Local Taxes 11 Performance Information 12 Other Classes of Shares 12
 Financial Highlights--Institutional Service Shares 13 Financial Statements 14
 Report of Ernst & Young LLP, Independent Auditors 38

SUMMARY OF FUND EXPENSES

INSTITUTIONAL SHARES

SHAREHOLDER TRANSACTION EXPENSES

                              ANNUAL OPERATING EXPENSES
 (As a percentage of average net assets)
 Management Fee (after waiver)(1)                                                       0.25%
 12b-1 Fee                                                                              None
 Total Other Expenses                                                                   0.06%
 Shareholder Services Fee (after waiver)(2)                                             0.00%
 Total Operating Expenses(3)                                                            0.31%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.30%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 0.61% absent the voluntary waivers of a portion of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Federated Index Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

 EXAMPLE
 You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

1 Year                 $ 3
3 Years                $10
5 Years                $17
10 Years               $39

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors on page 38.

                                                    YEAR ENDED OCTOBER 31,
                               1997       1996     1995     1994     1993    1992     1991   1990(A)
 NET ASSET VALUE, BEGINNING
 OF PERIOD                    $15.49    $14.74    $12.02   $12.24   $11.64   $11.07    $8.60   $10.00
INCOME FROM INVESTMENT
 OPERATIONS
   Net investment income        0.31      0.34      0.38     0.32     0.30     0.32     0.37     0.12
   Net realized and
   unrealized gain (loss) on
   investments and futures
   contracts                    4.47      2.80      2.70     0.10     1.29     0.71     2.46    (1.43)
 Total from investment          4.78      3.14      3.08     0.42     1.59     1.03     2.83    (1.31)
 operations
 LESS DISTRIBUTIONS
   Distributions from net       (0.33)   (0.36)    (0.34)   (0.30)   (0.30)   (0.34)   (0.36)   (0.09)
   investment income
   Distributions from net       (0.24)   (2.03)    (0.02)   (0.34)   (0.69)   (0.12)       --       --
   realized gain on
   investments and futures
   contracts
   Total distributions          (0.57)   (2.39)    (0.36)   (0.64)   (0.99)   (0.46)   (0.36)   (0.09)
 NET ASSET VALUE, END OF
 PERIOD                        $19.70   $15.49    $14.74   $12.02   $12.24   $11.64   $11.07   $ 8.60
 TOTAL RETURN(B)                31.51%   23.71%    26.00%    3.59%   14.35%    9.51%   33.31%  (14.46%)
 RATIOS TO AVERAGE NET
 ASSETS
   Expenses                      0.31%    0.31%     0.31%    0.32%    0.31%    0.30%    0.24%    0.00%
   Net investment income         1.70%    2.29%     2.91%    2.70%    2.60%    2.92%    3.74%    5.19%*
   Expense
   waiver/reimbursement(c)       0.30%    0.31%     0.33%    0.07%    0.09%    0.18%    0.45%    0.94%*
SUPPLEMENTAL DATA
   Net assets, end of
   period (000 omitted)    $1,142,081 $900,131  $679,237 $443,815 $407,246 $309,614 $144,528   $25,129
 Average commission rate
 paid(d)                      $0.0224  $0.0153       --       --       --      --       --        --
Portfolio turnover                 16%       3%       57%       2%      13%      46%       6%        0%

* Computed on an annualized basis.

(a) Reflects operations for the period from July 5, 1990 (date of initial public offering) to October 31, 1990. For the period from the start of business June 26, 1990 to July 4, 1990, net investment income per share aggregating $0.02 per share ($155) was distributed to the Fund's manager. Such distribution represented the net income of the Fund prior to initial public offering of Fund shares which commenced July 5, 1990.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 30, 1990. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") has established three classes of shares of the Fund, known as Institutional Shares ("Shares"), Institutional Service Shares and Class C Shares. This prospectus relates only to Institutional Shares of the Fund. Institutional Shares are designed primarily for institutions investing on behalf of their customers. A minimum initial investment of $25,000 over a 90-day period is required.

Shares are currently sold and redeemed at net asset value without a sales charge imposed by the Fund.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investment results that correspond to the aggregate price and dividend performance of publicly-traded common stocks, by duplicating the composition of the Index. The investment objective cannot be changed without approval of shareholders. The Fund's ability to duplicate the Index will depend partly on the size and timing of cash flows into and out of the Fund. The Fund's performance is expected to closely mirror the performance of the Index. An investment in the Fund presents risks similar to those of investing in a portfolio comprised of the securities of the companies in the Index. While there is no assurance that the Fund will achieve its investment objective, it endeavor to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The investment policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material changes in these policies become effective.

The Fund pursues its investment objective by attempting to duplicate the investment results of the Index, while minimizing transaction costs and other expenses. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95 of 1% or better; a figure of 1.00 would represent perfect correlation. The Fund will normally be invested in substantially all of the stocks that comprise the Index. Under normal circumstances, at least 80% of the value of the Fund's total assets will be invested in stocks represented in the Index. However, the Fund is not required to sell securities if the 80% investment level changes due to increases or decreases in the market value of portfolio securities.

The Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's ("S&P") designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value; that is, its market price per share times the number of shares outstanding. From time to time, S&P may add or delete stocks from the Index. Inclusion of a particular stock in the Index in no way implies an opinion by S&P as to its investment attractiveness, nor is S&P a sponsor or in any way affiliated with the Fund. The Fund utilizes the Index as the standard performance benchmark because it represents approximately 70% of the total market value of all common stocks. In addition, it is familiar to investors, and is recognized as a barometer of common stock investment returns.

The Fund will be managed passively, in that the traditional management functions of economic, financial, and market analysis will not be undertaken. Furthermore, a company's adverse financial circumstance will not trigger its elimination from the Fund's portfolio, unless the company's stock is removed from the Index by S&P. The Fund is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to duplicate, as much as possible, the composition of the Index. The Fund will include a stock in its investment portfolio in the order of the stock's weighting in the Index, starting with the heaviest-weighted stock. Thus, the proportion of Fund assets invested in such stock is nearly identical to the percentage of the particular stock represented in the Index. On occasion, so as to respond to changes in the Index's composition, as well as corporate mergers, tender offers, and other circumstances, adjustments will be made in the Fund's portfolio. However, it is anticipated that these adjustments will occur infrequently, and the costs will be minimized. As a result, portfolio turnover is expected to be well below that encountered in other investment company portfolios. Therefore, the accompanying costs, including accounting costs, brokerage fees, custodial expenses, and transfer taxes, are expected to be relatively low. While the cash flows into and out of the Fund will impact the Fund's portfolio turnover rate and the Fund's ability to replicate the Index's performance, investment adjustments will be made, as practicably as possible, to account for these circumstances.

The Fund believes that indexing, as described above, constitutes a reasonable and effective method of replicating percentage changes in the Index. While the Fund will not duplicate the Index's performance precisely, it is anticipated that the Fund's performance will closely resemble the performance of the Index. Factors such as the size of the Fund's portfolio, the size and timing of cash flows into and out of the Fund, and changes in the securities markets and the Index itself, will account for the difference.

In order to accommodate cash flows, the Fund may enter into stock index futures contracts and options. The Fund may purchase futures contracts and options solely to maintain adequate liquidity to meet its redemption demands. This will allow the Fund to simultaneously maximize the level of the Fund assets which are tracking the performance of the Index. The Fund can sell futures contracts and options in order to close out a previously established position. The Fund will not enter into any stock index futures contract for the purpose of speculation.

ACCEPTABLE INVESTMENTS

The Fund will invest primarily in common stocks comprising the Index. In addition, the Fund may hold cash reserves which may be invested in the following:

U.S. GOVERNMENT SECURITIES

The Fund is permitted to invest in U.S. government securities which are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include, but are not limited to:

* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; * notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States; * notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and * notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

REPURCHASE AGREEMENTS

The U.S. government securities and other securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed-upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

VARIABLE RATE U.S. GOVERNMENT SECURITIES

Some of the short-term U.S. government securities the Fund may purchase carry variable interest rates. These securities have a rate of interest subject to adjustment at least annually. This adjusted interest rate is ordinarily tied to some objective standard, such as a published interest rate or interest rate index.

CASH ITEMS

The Fund may also invest in cash items.

The Fund may also invest in commercial paper rated A-1 by S&P, Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service, Inc.

STOCK INDEX FUTURES AND OPTIONS

The Fund may utilize stock index futures contracts, options, and options on futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the Fund's total assets. Also, the Fund will not purchase options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions. These futures contracts and options will be used to handle cash flows into and out of the Fund and to potentially reduce transactional costs, since transactional costs associated with futures and options contracts can be lower than costs stemming from direct investments in stocks.

There are several risks accompanying the utilization of futures contracts to effectively anticipate market transactions. First, positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

In view of these considerations, the Fund will comply with the following restrictions when purchasing and selling futures contracts. First, the Fund will not participate in futures transactions if the sum of its initial margin deposits on open contracts will exceed 5% of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts into which it has entered. Second, the Fund will not enter into these contracts for speculative purposes. Third, since the Fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in the commodities futures or commodity options markets. In this regard, the Fund will disclose to all prospective investors the limitations on its futures and options transactions, and will make clear that these transactions are entered into only for bona fide hedging purposes or such other purposes permitted under regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Also, the Fund intends to claim an exclusion from registration as a commodity pool operator under the regulations promulgated by the CFTC.

INDEX PARTICIPATION CONTRACTS

In addition to investing in stock index futures contracts, options and options on futures contracts, the Fund may also participate in the purchasing and selling of index participation contracts based on the Index. The Fund will utilize index participation contracts to aid in the management of cash flows into and out of the Fund and not for speculative purposes. These contracts provide the equivalent of a position in the stocks of the Index, where each stock is represented in the same proportion as it is represented in the Index. Unlike futures contracts, positions in these instruments may last indefinitely, with no expiration date and will pay dividends implied by the underlying stocks in the Index. Generally, the value of an index participation contract will rise and fall as the value of the Index rises and falls. Index participation contracts have lower transaction costs than those associated with the purchase and sale of individual stocks. The Fund will invest in index participation contracts only if there exists an active market for such contracts.

The value of these contracts, together with the value of the Fund's investment in stock index futures contracts, options and options on futures contracts will not exceed 20% of the Fund's total assets. The Fund's use of these investments will be to maintain adequate liquidity to meet redemption requests, while simultaneously maximizing the level of Fund assets which are tracking the performance of the Index.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend its portfolio securities on a short-term or long-term basis, up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks or other institutions which the managers have determined are creditworthy under guidelines established by the Trustees. The Fund will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase short-term U.S. government securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the managers deem it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for at least a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval. The following investment limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this policy becomes effective.

The Fund will not invest more than 15% of its net assets in securities that are illiquid.

FEDERATED INDEX TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust is managed by the Trustees. The Trustees are responsible for managing the business affairs of the Trust and for exercising all of the powers of the Trust except those reserved for the shareholders. The Executive Committee of the Trustees handles the Trustees' responsibilities between meetings of the Trustees.

FUND'S MANAGER

Federated Management serves as the Fund's manager (the "Manager"). The Trust has entered into a management contract (the "Management Contract") with the Manager, which, in turn, has entered into a sub-management contract (the "Sub-Management Contract") with ANB Investment Management and Trust Company ("ANB" or the "Sub-Manager") (ANB and the Manager are collectively referred to herein as "Managers"). It is the Manager's responsibility to select the Sub-Manager, subject to the review and approval of the Trustees and to review and evaluate the Sub-Manager's continued performance. The Manager is also responsible for providing administrative services to the Fund.

Subject to the supervision and direction of the Trustees, the Manager provides to the Fund investment management evaluation services principally by performing initial due diligence on the Sub-Manager for the Fund and thereafter monitoring and evaluating the performance of the Fund's Sub-Manager through quantitative and qualitative analyses. In addition, the Manager conducts periodic in-person, telephonic and written consultations with the Sub-Manager. In initially evaluating the Sub-Manager, the Manager considered, among other factors, the Sub-Manager's level of expertise; relative performance over a minimum period of five years; level of efficiency; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications. On an ongoing basis, the Manager is responsible for communicating performance expectations and evaluations to the Sub-Manager; monitoring tracking errors; monitoring and analyzing the appropriate futures contracts to purchase and the futures holdings of the Fund as a percentage of Fund assets; monitoring market timing in the Fund; discussing with the Sub-Manager which method of indexing to use; and ultimately recommending to the Trustees whether the Sub-Management Contract should be renewed, modified or terminated. The Manager provides written reports to the Trustees regarding the results of its evaluation and monitoring functions. In addition, the Manager is responsible for providing the Fund with administrative services, including, but not limited to, shareholder servicing and certain legal and accounting services. The Manager is also responsible for conducting all operations of the Fund, except those operations contracted to the Sub-Manager, custodian, transfer agent and dividend disbursing agent. As described below, the Manager receives an annual fee from the Fund for performing its responsibilities under the Management Contract.

MANAGEMENT FEES

The Fund's Manager receives an annual management fee equal to 0.30% of the Fund's average daily net assets. Under the Management Contract, which provides for the voluntary waiver of the management fee by the Manager, the Manager will voluntarily waive some or all of the management fee. The Manager can terminate this voluntary waiver of some or all of its management fee at any time in its sole discretion.

MANAGER'S BACKGROUND

Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors. Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the Manager have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

SUB-MANAGER

Under the terms of the Sub-Management Contract between the Manager and ANB, ANB serves as the Fund's Sub-Manager. The Sub-Manager will develop, maintain and run the computer program designed to determine which securities will be purchased and sold so as to replicate the composition of the Index to the extent feasible, and, subject to the Manager's oversight, has complete discretion to purchase and sell portfolio securities for the Fund within the Fund's investment objective, restrictions and policies.

SUB-MANAGEMENT FEES

For its services under the Sub-Management Contract, ANB receives an annual fee from the Manager equal to 0.05% of the first $100 million of net assets under management, 0.02% over $100 million but less than $200 million, and 0.01% of net assets over and above $200 million, on an annualized basis. This fee is paid by the Manager out of its resources and is not an incremental Fund expense. No performance or incentive fees are paid to the Sub-Manager.

SUB-MANAGER'S BACKGROUND

ANB, incorporated in the State of Illinois on July 1, 1988, is a registered investment adviser under the Investment Advisers Act of 1940. ANB is a wholly-owned subsidiary of First Chicago Investment Management Company which, in turn, is an indirect wholly-owned subsidiary of First Chicago NBD Corporation. It serves as investment adviser principally to corporate defined benefit and defined contribution plans which have, as of June 30, 1997, placed approximately $28.7 billion in assets with ANB. Since 1973, when American National Bank and Trust Company of Chicago introduced its first commingled equity index fund, ANB has developed and managed a family of equity and bond index funds in which some 200 nationwide non-financial institution clients invest. In total, ANB manages 72 commingled/common trust funds. On October 3, 1997, First Chicago NBD Corporation announced an agreement to sell ANB to Northern Trust Corporation ("Northern Trust"). The Fund anticipates that on December 31, 1997, but no later than January 2, 1998, First Chicago Investment Company will have closed the sale of ANB to Northern Trust. After the closing, ANB will be a wholly-owned subsidiary of Northern Trust or one of its subsidiaries and is expected to change its name to Northern Trust Quantitative Advisors, Inc. The Manager has recommended that ANB continue as Sub-Manager after the expected sale.

If the sale takes place, the subadvisory contract between the Manager and ANB will terminate by its terms and a new contract will have to be approved by the Trustees and the shareholders. The Board of Trustees of the Fund approved a new contract with ANB on November 20, 1997. Shareholders will be asked to approve the arrangement before February 28, 1998. Because the contract would terminate prior to a shareholder meeting and vote, the Fund will pursue exemptive relief from the Securities and Exchange Commission (the "SEC") before the closing in order to permit ANB to continue as Sub-Manager. If the closing, SEC exemptive relief, and shareholder approval do not occur before March 1, 1998, shareholders will be notified, and the Manager will assume its responsibility to conduct all advisory activities.

Northern Trust is a bank holding company and one of the country's largest trust institutions, with subsidiaries located across the United States and in several international locations. At the end of the third quarter of 1997, total assets of Northern Trust were $26.9 billion and trust assets under administration were $1 trillion.

Also, since 1992, ANB has served as Sub-Manager for the Federated Mini-Cap Fund and for the Federated Mid-Cap Fund, which are also portfolios of the Trust.

DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors. Federated Securities Corp. pays a licensing fee to S&P for the right to use the Index in connection with the sub-management activities for the Fund. Federated Securities Corp. is not affiliated with S&P.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Manager or its affiliates.

FUND ADMINISTRATION

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides the Manager with the administrative personnel and services necessary to provide shareholder servicing and certain legal and accounting services.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Managers look for prompt execution of the order at a favorable price. In working with dealers, the Managers will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Managers may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. The Managers make decisions on portfolio transactions and select brokers and dealers subject to review by the Trustees.

EXPENSES OF THE FUND AND INSTITUTIONAL SHARES

Holders of Shares pay their allocable portion of Trust and Fund expenses.

The Trust expenses for which holders of Shares pay their allocable portion include, but are not limited to the cost of: organizing the Trust and continuing its existence; registering the Trust with federal and state securities authorities; Trustees' fees; auditors' fees; meetings of Trustees and shareholders and proxy solitations therefor; legal fees of the Trust; association membership dues; and such non-recurring and extraordinary items as may arise from time to time.

The Fund expenses for which holders of Shares pay their allocable portion include, but are not limited to: registering the portfolio and Shares of the portfolio; investment advisory services; taxes and commissions; custodian fees; insurance premiums; auditors' fees; and such non-recurring and extraordinary items as may arise from time to time.

At present, the only expenses which are allocated specifically to Shares as a class are expenses under the Trust's Shareholder Services Agreement. However, the Trustees reserve the right to allocate certain other expenses to holders of Shares as they deem appropriate ("Class Expenses"). In any case, Class Expenses would be limited to: transfer agent fees as identified by the transfer agent as attributable to holders of Shares; printing and postage expenses relating to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; registration fees paid to the Securities and Exchange Commission and to state securities commissions; expenses related to administrative personnel and services as required to support holders of Shares; and Trustees' fees incurred as a result of issues relating solely to Shares.

NET ASSET VALUE

The Fund's net asset value ("NAV") per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The NAV for Shares, Institutional Service Shares and Class C Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which shareholders of a particular class are entitled. The NAV for Shares is determined by subtracting liabilities attributable to Institutional Shares from the value of Fund assets attributable to Institutional Shares and dividing the remainder by the number of Institutional Shares outstanding.

INVESTING IN INSTITUTIONAL SHARES

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open. Shares of the Fund may be purchased either by wire or mail. To purchase Shares of the Fund, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

BY WIRE

To purchase Shares of the Fund by Federal Reserve wire, call the Fund to place an order. Shareholders have until 4:00 p.m. (Eastern time) to call the Fund for settlement on the next business day. However, in order to maximize the Fund's ability to track the Index, shareholders are urged to transmit purchase requests prior to 2:00 p.m. (Eastern time). The order is considered received immediately. Payment by federal funds must be received before 4:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Index Trust, Federated Max-Cap Fund--Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL

To purchase Shares of the Fund by mail, send a check made payable to Federated Index Trust, Federated Max-Cap Fund--Institutional Shares to the Fund's transfer agent, Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received when payment by check is converted into federal funds. This is normally the next business day after the check is received.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Fund is $25,000. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An investor's minimum investment will be calculated by combining all accounts that the institution maintains with the Fund.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a financial intermediary may be charged a service fee by that financial intermediary.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

DIVIDENDS

Dividends are declared and paid quarterly. Unless shareholders request cash payments by writing to the Fund, dividends are automatically reinvested in additional Shares on payment dates at the ex-dividend date net asset value without a sale charge.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING INSTITUTIONAL SHARES

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made by telephone request or written request.

TELEPHONE REDEMPTION

Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). However, in order to maximize the Fund's ability to track the Index, shareholders are urged to telephone the Fund prior to 2:00 p.m. (Eastern time). The proceeds will normally be wired the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified. An authorization form permitting State Street Bank or the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

WRITTEN REQUESTS

Shares may also be redeemed by sending a written request to the Fund. Call the Fund for specific instructions before redeeming by letter. The shareholder will be asked to provide in the request his name, the Fund and share class name, his account number, and the Share or dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail.

SIGNATURES

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have their signatures guaranteed by:

   * a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC");
   * a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange;
   * a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or
   * any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT

Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's net asset value.

Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights except that, in matters affecting only a particular fund or class, only shares of that Fund or class are entitled to vote.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series of the Trust.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios, if any, will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held their Shares.

STATE AND LOCAL TAXES

In the opinion of Houston, Donnelly & Meck, counsel to the Trust, Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time the Fund advertises its total return and yield for Institutional Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Institutional Shares after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Institutional Shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Institutional Shares over a thirty-day period by the offering price per share of each class on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Institutional Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The Institutional Shares of the Fund are sold without any sales load or other similar non-recurring charges.

Total return and yield will be calculated separately for Institutional Shares, Institutional Service Shares and Class C Shares.

From time to time, advertisements for Institutional Shares of the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the performance of Institutional Shares to certain indices.

OTHER CLASSES OF SHARES

The Fund also offers other classes of shares called Institutional Service Shares and Class C Shares.

Institutional Service Shares are sold at net asset value to retail or private banking customers of financial institutions and are subject to a minimum initial investment of $25,000 over a 90-day period, a 12b-1 Plan and a Shareholder Services Agreement.

Class C Shares are sold at net asset value to customers of financial institutions and are subject to a minimum initial investment of $10,000, a 12b-1 Plan, and a Shareholder Services Agreement.

Financial institutions and brokers providing sales and/or administrative services may receive different compensation depending upon which class of shares of the Fund is sold.

Institutional Shares, Institutional Service Shares and Class C Shares are subject to certain of the same expenses, however, Class C Shares are sold subject to a contingent deferred sales charge imposed on shares redeemed within one year of purchase. Expense differences between Institutional Shares, Institutional Service Shares and Class C Shares may affect the performance of each class.

The stated management fee is the same for all classes of shares.

To obtain more information and a prospectus for Institutional Service Shares and Class C Shares, investors may call 1-800-341-7400 or contact their financial intermediary.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors on page 38.


                                                     YEAR ENDED OCTOBER 31,
                                          1997     1996    1995    1994    1993(A)
 NET ASSET VALUE, BEGINNING OF PERIOD    $15.47   $14.72  $12.02  $12.24    $12.12
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                   0.26     0.30    0.33    0.28(b)   0.07
   Net realized and unrealized gain
   (loss) on investments and futures
   contracts                               4.45     2.79    2.69    0.11      0.12
 Total from investment operations          4.71     3.09    3.02    0.39      0.19
 LESS DISTRIBUTIONS
   Distributions from net investment
   income                                 (0.28)   (0.31)  (0.30)  (0.27)    (0.07)
 Distributions from net realized
 gain on investments and futures
 contracts                                (0.24)   (2.03)  (0.02)  (0.34)     --
 Total distributions                      (0.52)   (2.34)  (0.32)  (0.61)    (0.07)
 NET ASSET VALUE, END OF PERIOD          $19.66   $15.47  $14.72  $12.02    $12.24
 TOTAL RETURN(C)                          31.07%   23.39%  25.52%   3.30%     1.70%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                0.62%    0.61%   0.61%   0.62%    0.61%*
   Net investment income                   1.36%    1.97%   2.55%   2.35%    1.52%*
   Expense waiver/reimbursement(d)         0.30%    0.31%   0.33%   0.26%    0.09%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000
   omitted)                            $245,986  $58,741 $35,195  $8,617   $2,493
   Average commission rate paid(e)      $0.0224  $0.0153     --      --     --
   Portfolio turnover                        16%       3%     57%      2%      13%

* Computed on an annualized basis.

(a) Reflects operations for the period from August 30, 1993 (date of initial public investment) to October 31, 1993.

(b) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS
FEDERATED MAX-CAP FUND

OCTOBER 31, 1997

         SHARES                                                                 VALUE
 (A)COMMON STOCKS--97.5%
 BASIC INDUSTRY--5.3%
                    7,900 ASARCO, Inc.                               $          216,263
                   20,800 Air Products & Chemicals, Inc.                      1,580,800
                   43,500 Alcan Aluminum, Ltd.                                1,242,468
                   33,692 Allegheny Teledyne, Inc.                              886,520
                   33,300 Aluminum Co. of America                             2,430,900
                  107,293 Archer-Daniels-Midland Co.                          2,387,269
                   19,700 (b)Armco, Inc.                                        113,275
                   19,500 Avery Dennison Corp.                                  776,344
                    5,600 Ball Corp.                                            196,000
                   71,400 Barrick Gold Corp.                                  1,468,163
                   41,700 Battle Mountain Gold Co.                              255,413
                    9,800 Bemis Co., Inc.                                       373,625
                   20,700 (b)Bethlehem Steel Corp.                              207,000
                   10,700 Boise Cascade Corp.                                   370,488
                   18,400 Champion International Corp.                        1,015,450
                   44,200 Corning, Inc.                                       1,994,525
                   24,600 Crown Cork & Seal Co., Inc.                         1,108,537
                   17,250 Cyprus Amax Minerals                                  361,172
                   43,700 Dow Chemical Co.                                    3,965,775
                  216,700 Du Pont (E.I.) de Nemours & Co.                    12,324,812
                   15,025 Eastman Chemical Co.                                  895,865
                   25,900 Echo Bay Mines Ltd.                                   105,218
                   12,440 Ecolab, Inc.                                          591,677
                   26,862 Engelhard Corp.                                       466,727
                   36,200 Fort James Corp.                                    1,436,687
                   38,100 Freeport-McMoRan Copper & Gold, Inc.,                 909,637
                          Class B
                   17,500 Georgia-Pacific Corp.                               1,484,219
                   10,000 Goodrich (B.F.) Co.                                   445,625
                   13,900 Grace (W.R.) & Co.                                    945,200
                   11,900 Great Lakes Chemical Corp.                            559,300
                   19,800 Hercules, Inc.                                        908,325
                   27,200 Homestake Mining Co.                                  336,600

 FEDERATED MAX-CAP FUND

          SHARES                                                                 VALUE
 (A)COMMON STOCKS--CONTINUED
 BASIC INDUSTRY--CONTINUED
                   31,400 Inco Ltd.                                  $          647,625
                    9,000 Inland Steel Industries, Inc.                         176,625
                   57,976 International Paper Co.                             2,608,920
                   20,200 Louisiana-Pacific Corp.                               424,200
                    9,800 Mead Corp.                                            592,900
                    8,000 Millipore Corp.                                       313,000
                  113,000 Monsanto Co.                                        4,830,750
                   26,400 Morton International, Inc.                            871,200
                   12,500 Nalco Chemical Co.                                    500,000
                   29,957 Newmont Mining Corp.                                1,048,495
                   16,800 Nucor Corporation                                     877,800
                   10,200 Owens Corning                                         349,350
                   26,900 (b)Owens-Illinois, Inc.                               928,050
                   34,600 PPG Industries, Inc.                                1,959,225
                   24,333 Pall Corp.                                            503,389
                   12,100 Phelps Dodge Corp.                                    899,938
                   12,640 Pioneer Hi-Bred International                       1,158,140
                   45,900 Placer Dome, Inc.                                     711,450
                    5,400 Potlatch Corp.                                        269,325
                   30,300 Praxair, Inc.                                       1,319,944
                   14,100 Reynolds Metals Co.                                   859,219
                   12,000 Rohm & Haas Co.                                       999,750
                   33,100 Sherwin-Williams Co.                                  918,525
                   19,200 Sigma-Aldrich Corp.                                   674,400
                    3,700 Springs Industries, Inc., Class A                     171,588
                   18,508 Stone Container Corp.                                 223,253
                   10,900 Temple-Inland, Inc.                                   625,388
                   11,500 Tupperware Corp.                                      288,219
                   16,420 USX-U.S. Steel Group, Inc.                            558,280
                   13,300 Union Camp Corp.                                      720,694
                   24,100 Union Carbide Corp.                                 1,101,069
                   19,550 Westvaco Corp.                                        641,484
                   38,200 Weyerhaeuser Co.                                    1,824,050

 FEDERATED MAX-CAP FUND

         SHARES                                                             VALUE
 (A)COMMON STOCKS--CONTINUED
 BASIC INDUSTRY--CONTINUED
                   21,300 Willamette Industries, Inc.                $          704,231
                   18,550 Worthington Industries, Inc.                          383,753
                          TOTAL                                              74,044,108
 CONSUMER DURABLES--3.2%
                   18,100 Black & Decker Corp.                                  688,931
                    4,900 Briggs & Stratton Corp.                               243,775
                   19,000 Brunswick Corp.                                       641,250
                    5,300 Centex Corp.                                          310,050
                  129,268 Chrysler Corp.                                      4,556,697
                   15,700 Cooper Tire & Rubber Co.                              332,643
                   20,000 Dana Corp.                                            936,250
                   62,600 Eastman Kodak Co.                                   3,748,175
                   14,800 Eaton Corp.                                         1,430,050
                   12,100 Echlin, Inc.                                          396,275
                    6,500 Fleetwood Enterprises, Inc.                           197,031
                  228,900 Ford Motor Co.                                     10,000,068
                  140,300 General Motors Corp.                                9,005,506
                   34,550 Genuine Parts Co.                                   1,081,847
                   29,900 Goodyear Tire & Rubber Co.                          1,872,488
                   24,000 Hasbro, Inc.                                          696,000
                    7,253 Jostens, Inc.                                         169,086
                    7,300 Kaufman & Broad Homes Corp.                           155,581
                   55,625 Mattel, Inc.                                        2,162,422
                   18,800 Maytag Corp.                                          627,450
                   30,500 Newell Co.                                          1,170,438
                    8,400 Polaroid Corp.                                        377,475
                    4,400 Pulte Corp.                                           164,450
                   28,700 Rubbermaid, Inc.                                      690,594
                   11,400 Snap-On Tools Corp.                                   490,200
                   17,100 Stanley Works                                         722,475
                   23,900 TRW, Inc.                                           1,368,275
                   14,300 Whirlpool Corp.                                       866,938
                          TOTAL                                              45,102,420

 FEDERATED MAX-CAP FUND

         SHARES                                                             VALUE
 (A)COMMON STOCKS--CONTINUED
 CONSUMER NON-DURABLES--10.7%
                   10,200 Alberto-Culver Co., Class B                $          307,912
                   13,900 American Greetings Corp., Class A                     482,156
                   94,200 Anheuser-Busch Cos., Inc.                           3,762,113
                   25,400 Avon Products, Inc.                                 1,663,700
                   13,000 Brown-Forman Corp., Class B                           639,438
                   27,500 CPC International, Inc.                             2,722,500
                   88,100 Campbell Soup Co.                                   4,542,656
                   19,800 Clorox Co.                                          1,386,000
                  475,300 Coca-Cola Co.                                      26,854,450
                   56,700 Colgate-Palmolive Co.                               3,671,325
                   90,600 ConAgra, Inc.                                       2,729,325
                    7,100 Coors Adolph Co., Class B                             250,718
                   32,800 Fortune Brands, Inc.                                1,084,450
                   14,100 (b)Fruit of the Loom, Inc., Class A                   367,481
                   30,600 General Mills, Inc.                                 2,019,600
                  107,300 Gillette Co.                                        9,556,406
                   70,800 Heinz (H.J.) Co.                                    3,287,775
                   27,400 Hershey Foods Corp.                                 1,513,850
                   20,900 International Flavors & Fragrances, Inc.            1,011,038
                   78,800 Kellogg Co.                                         3,393,325
                  106,648 Kimberly-Clark Corp.                                5,539,031
                   13,600 Liz Claiborne, Inc.                                   689,350
                   55,300 Nike, Inc., Class B                                 2,599,100
                  293,300 PepsiCo, Inc.                                      10,797,106
                  464,300 Philip Morris Cos., Inc.                           18,397,888
                  258,900 Procter & Gamble Co.                               17,605,200
                   26,300 Quaker Oats Co.                                     1,259,113
                   20,400 Ralston Purina Co.                                  1,830,900
                   10,800 (b)Reebok International Ltd.                          398,250
                    7,200 Russell Corp.                                         211,500
                   92,000 Sara Lee Corp.                                      4,703,500
                   71,100 Seagram Co. Ltd.                                    2,395,181
                   34,900 UST, Inc.                                           1,044,819
                  122,800 Unilever N.V., ADR                                  6,554,450

 FEDERATED MAX-CAP FUND

         SHARES                                                             VALUE
 (A)COMMON STOCKS--CONTINUED
 CONSUMER NON-DURABLES--CONTINUED
                   12,000 V.F. Corp.                                 $        1,072,500
                   22,300 Wrigley (Wm.), Jr. Co.                              1,613,963
                          &NBSP;&NBSP;&NBSP;&NBSP;TOTAL                     147,958,069
 ENERGY MINERALS--8.9%
                   17,300 Amerada-Hess Corp.                                  1,062,868
                   94,100 Amoco Corp.                                         8,627,793
                   11,400 Anadarko Petroleum Corp.                              835,050
                   17,300 Apache Corp.                                          726,600
                   14,300 Ashland, Inc.                                         681,931
                   61,500 Atlantic Richfield Co.                              5,062,219
                   32,300 Baker Hughes, Inc.                                  1,483,781
                   33,765 Burlington Resources, Inc.                          1,652,375
                  125,500 Chevron Corp.                                      10,408,656
                  474,200 Exxon Corp.                                        29,133,662
                   48,600 Halliburton Co.                                     2,897,775
                    4,600 Helmerich & Payne, Inc.                               371,163
                    9,100 Kerr-McGee Corp.                                      614,819
                  150,600 Mobil Corp.                                        10,965,563
                   63,500 Occidental Petroleum Corp.                          1,770,063
                   20,200 (b)Oryx Energy Co.                                    556,763
                    9,000 Pennzoil Co.                                          666,000
                   50,500 Phillips Petroleum Co.                              2,442,938
                   16,600 (b)Rowan Companies, Inc.                              645,325
                  410,900 Royal Dutch Petroleum Co., ADR                     21,623,613
                   94,900 Schlumberger Ltd.                                   8,303,750
                   13,937 Sun Co., Inc.                                         558,351
                  101,200 Texaco, Inc.                                        5,762,075
                   55,200 USX Corp.                                           1,973,400
                   48,594 Union Pacific Resources Group, Inc.                 1,196,627
                   47,300 Unocal Corp.                                        1,951,125
                   10,300 (b)Western Atlas, Inc.                                887,731
                          TOTAL                                             122,862,016

 FEDERATED MAX-CAP FUND

         SHARES                                                             VALUE
 (A)COMMON STOCKS--CONTINUED
 FINANCE--15.5%
                   32,050 AON Corp.                                  $        1,728,697
                   19,700 Ahmanson (H.F.) & Co.                               1,162,300
                   83,405 Allstate Corp.                                      6,917,402
                   89,800 American Express Co.                                7,004,400
                   47,630 American General Corp.                              2,429,130
                  134,389 American International Group, Inc.                 13,716,077
                  111,727 Banc One Corp.                                      5,823,770
                   72,700 Bank of New York Co., Inc.                          3,421,444
                  133,652 BankAmerica Corp.                                   9,556,118
                   28,300 BankBoston Corp.                                    2,294,069
                   19,100 Bankers Trust New York Corp.                        2,253,800
                   38,100 Barnett Banks, Inc.                                 2,628,900
                   10,000 Beneficial Corp.                                      766,875
                   19,900 Block (H&R), Inc.                                     736,300
                   14,100 CIGNA Corp.                                         2,189,025
                   81,070 Chase Manhattan Corp.                               9,353,451
                   33,100 Chubb Corp.                                         2,192,875
                   87,800 Citicorp                                           10,980,487
                   20,200 Comerica, Inc.                                      1,597,062
                   36,000 Conseco, Inc.                                       1,570,500
                   38,800 Corestates Financial Corp.                          2,822,700
                   20,500 Countrywide Credit Industries, Inc.                   703,406
                  133,100 Federal Home Loan Mortgage Corp.                    5,041,162
                  203,300 Federal National Mortgage Association               9,847,343
                   29,300 Fifth Third Bancorp                                 1,878,862
                  107,610 First Union Corp.                                   5,279,615
                   48,810 Fleet Financial Group, Inc.                         3,139,093
                   15,300 General RE Corp.                                    3,016,968
                   10,700 Golden West Financial Corp.                           928,225
                   26,000 Green Tree Financial Corp.                          1,095,250
                   22,600 Hartford Financial Services Group, Inc.             1,830,600
                   20,500 Household International, Inc.                       2,321,625
                   30,500 Huntington Bancshares, Inc.                           985,531
                   34,700 J.P. Morgan & Co., Inc.                             3,808,325

 FEDERATED MAX-CAP FUND

         SHARES                                                             VALUE
 (A)COMMON STOCKS--CONTINUED
 FINANCE--CONTINUED
                   13,325 Jefferson-Pilot Corp.                      $        1,030,189
                   42,600 KeyCorp                                             2,606,588
                   19,400 Lincoln National Corp.                              1,333,750
                   17,200 MBIA Insurance Corporation                          1,027,700
                   96,018 MBNA Corp.                                          2,526,474
                   22,000 MGIC Investment Corp.                               1,326,875
                   32,300 Marsh & McLennan Cos., Inc.                         2,293,300
                   48,500 Mellon Bank Corp.                                   2,500,781
                   63,500 Merrill Lynch & Co., Inc.                           4,294,188
                  112,457 Morgan Stanley, Dean Witter, Discover &             5,510,393
                          Co.
                   41,200 National City Corp.                                 2,461,700
                  136,240 NationsBank Corp.                                   8,157,370
                  143,600 Norwest Corp.                                       4,604,175
                   58,800 PNC Bank Corp.                                      2,793,000
                   13,800 Progressive Corp. Ohio                              1,438,650
                   18,000 Providian Financial Corp.                             666,000
                   10,500 Republic New York Corp.                             1,111,031
                   24,200 SAFECO Corp.                                        1,152,525
                   50,750 Schwab (Charles) Corp.                              1,731,844
                   16,100 St. Paul Cos., Inc.                                 1,286,994
                   31,500 State Street Corp.                                  1,756,125
                   37,350 SunAmerica, Inc.                                    1,342,266
                   41,400 SunTrust Banks, Inc.                                2,683,238
                   26,900 Torchmark Corp.                                     1,072,638
                   12,300 Transamerica Corp.                                  1,241,531
                  122,889 Travelers Group, Inc.                               8,602,230
                   46,855 U.S. Bancorp, Inc.                                  4,764,568
                   27,100 UNUM Corp.                                          1,321,125
                   21,700 USF&G Corp.                                           439,425
                   30,900 Wachovia Corp.                                      2,327,156
                   48,000 Washington Mutual, Inc.                             3,285,000
                   16,866 Wells Fargo & Co.                                   4,914,331
                          TOTAL                                             214,624,547

 FEDERATED MAX-CAP FUND

         SHARES                                                                 VALUE
 (A)COMMON STOCKS--CONTINUED
 HEALTH CARE--11.0%
                  147,500 Abbott Laboratories                        $        9,043,594
                   28,755 Aetna Services, Inc.                                2,043,402
                      268 (b)Allergan Ligand Retinoid Therapeutics,               5,427
                          Inc.
                   12,000 Allergan, Inc.                                        395,250
                   15,700 (b)Alza Corp.                                         409,181
                  124,300 American Home Products Corp.                        9,213,737
                   50,800 (b)Amgen, Inc.                                      2,501,900
                   10,500 Bard (C.R.), Inc.                                     291,375
                   10,500 Bausch & Lomb, Inc.                                   412,125
                   53,600 Baxter International, Inc.                          2,479,000
                   23,200 Becton, Dickinson & Co.                             1,068,650
                   21,100 (b)Beverly Enterprises, Inc.                          315,181
                   21,500 Biomet, Inc.                                          536,156
                   37,200 (b)Boston Scientific Corp.                          1,692,600
                  191,000 Bristol-Myers Squibb Co.                           16,760,250
                   20,800 Cardinal Health, Inc.                               1,544,400
                  124,807 Columbia/HCA Healthcare Corp.                       3,525,797
                      785 (b)Crescendo Pharmaceuticals Corp.                      8,880
                   28,400 Guidant Corp.                                       1,633,000
                   37,900 HBO & Co.                                           1,648,650
                   65,800 (b)HEALTHSOUTH Corp.                                1,682,013
                   31,400 (b)Humana, Inc.                                       659,400
                  255,000 Johnson & Johnson                                  14,630,625
                      536 (b)Ligand Pharmaceuticals, Inc., Warrants               5,360
                  213,200 Lilly (Eli) & Co.                                  14,257,750
                   12,150 Manor Care, Inc.                                      416,897
                   89,600 Medtronic, Inc.                                     3,897,600
                  231,500 Merck & Co., Inc.                                  20,661,375
                  247,700 Pfizer, Inc.                                       17,524,775
                   97,255 Pharmacia & Upjohn, Inc.                            3,087,846
                  140,400 Schering Plough Corp.                               7,871,175
                    4,800 Shared Medical Systems Corp.                          262,800
                   17,550 (b)St. Jude Medical, Inc.                             531,984
                   58,000 (b)Tenet Healthcare Corp.                           1,772,625

 FEDERATED MAX-CAP FUND

         SHARES                                                                 VALUE
 (A)COMMON STOCKS--CONTINUED
 HEALTH CARE--CONTINUED
                   14,100 U.S. Surgical Corp.                        $          379,819
                   35,900 United Healthcare Corp.                             1,662,619
                   52,000 Warner-Lambert Co.                                  7,445,750
                            TOTAL                                           152,278,968
 PRODUCER MANUFACTURING--7.6%
                    5,300 Aeroquip-Vickers, Inc.                                275,931
                  108,500 Allied-Signal, Inc.                                 3,906,000
                    7,800 Armstrong World Industries, Inc.                      519,188
                   14,300 Case Corp.                                            855,319
                   72,100 Caterpillar, Inc.                                   3,695,125
                    7,400 Cincinnati Milacron, Inc.                             205,350
                   23,400 Cooper Industries, Inc.                             1,219,725
                    8,750 Crane Co.                                             363,671
                    7,400 Cummins Engine Co., Inc.                              450,937
                   48,000 Deere & Co.                                         2,526,000
                   21,200 Dover Corp.                                         1,431,000
                   33,200 Dresser Industries, Inc.                            1,398,550
                   85,000 Emerson Electric Co.                                4,457,187
                    7,000 (b)FMC Corp.                                          565,687
                  627,400 General Electric Co.                               40,506,513
                    9,600 General Signal Corp.                                  385,200
                    9,478 Harnischfeger Industries, Inc.                        373,196
                   24,400 Honeywell, Inc.                                     1,660,725
                   22,700 ITT Industries, Inc.                                  716,469
                   47,800 Illinois Tool Works, Inc.                           2,351,163
                   31,800 Ingersoll-Rand Co.                                  1,238,213
                   16,100 Johnson Controls, Inc.                                722,488
                   22,000 Loews Corp.                                         2,457,125
                   31,600 Masco Corp.                                         1,386,450
                   10,200 McDermott International, Inc.                         370,388
                   13,500 (b)Meritor Automotive, Inc.                           301,219
                   79,600 Minnesota Mining & Manufacturing Co.                7,283,400
                    1,548 NACCO Industries, Inc., Class A                       159,444
                    8,800 National Service Industries, Inc.                     389,400

 FEDERATED MAX-CAP FUND

         SHARES                                                             VALUE
 (A)COMMON STOCKS--CONTINUED
 PRODUCER MANUFACTURING--CONTINUED
                   13,970 (b)Navistar International Corp.            $          323,929
                   14,880 PACCAR, Inc.                                          670,530
                   21,400 Parker-Hannifin Corp.                                 894,788
                   27,700 Pitney Bowes, Inc.                                  2,196,956
                    8,300 Raychem Corp.                                         751,669
                   32,600 Tenneco, Inc.                                       1,464,963
                   31,600 Textron, Inc.                                       1,826,875
                   28,800 (b)Thermo Electron Corp.                            1,074,600
                   10,500 Thomas & Betts Corp.                                  522,375
                   11,700 Timken Co.                                            391,950
                  102,200 Tyco International, Ltd.                            3,858,050
                  124,000 Westinghouse Electric Corp.                         3,278,250
                   19,500 Whitman Corp.                                         511,875
                   62,300 Xerox Corp.                                         4,941,169
                            TOTAL                                           104,879,042
 RETAIL TRADE--4.7%
                   46,900 Albertsons, Inc.                                    1,729,437
                   54,100 American Stores Co.                                 1,389,693
                   28,900 (b)AutoZone, Inc.                                     854,356
                   33,000 CVS Corp.                                           2,023,313
                   19,300 (b)Charming Shoppes, Inc.                             100,118
                   18,900 Circuit City Stores, Inc.                             753,637
                   40,750 (b)Costco Cos., Inc.                                1,568,875
                   41,700 Dayton-Hudson Corp.                                 2,619,281
                   21,100 Dillards, Inc., Class A                               809,712
                   40,100 (b)Federated Department Stores, Inc.                1,764,400
                   51,400 Gap (The), Inc.                                     2,733,837
                   11,200 Giant Foods, Inc., Class A                            343,000
                    7,200 Great Atlantic & Pacific Tea Co., Inc.                220,950
                   13,500 Harcourt General, Inc.                                675,844
                  139,850 Home Depot, Inc.                                    7,779,156
                   93,300 (b)K Mart Corp.                                     1,230,394
                   48,700 (b)Kroger Co., Inc.                                 1,588,838
                   52,064 Limited, Inc.                                       1,226,758

 FEDERATED MAX-CAP FUND

         SHARES                                                                 VALUE

 (A)COMMON STOCKS--CONTINUED
 RETAIL TRADE--CONTINUED
                    7,500 Longs Drug Stores Corp.                    $          187,969
                   33,300 Lowe's Cos., Inc.                                   1,386,113
                   44,600 May Department Stores Co.                           2,402,825
                    6,800 Mercantile Stores Co., Inc.                           400,775
                   15,300 Nordstrom, Inc.                                       937,125
                   47,700 Penney (J.C.) Co., Inc.                             2,799,394
                   11,600 Pep Boys-Manny Moe & Jack                             292,175
                   23,600 Rite Aid Corp.                                      1,401,250
                   75,000 Sears, Roebuck & Co.                                3,140,625
                   31,300 TJX Cos., Inc.                                        927,263
                   20,330 Tandy Corp.                                           698,844
                   54,700 (b)Toys 'R' Us, Inc.                                1,863,219
                  434,000 Wal-Mart Stores, Inc.                              15,244,250
                   94,300 Walgreen Co.                                        2,652,188
                   28,100 Winn-Dixie Stores, Inc.                             1,043,213
                   25,900 (b)Woolworth (F.W.) Co.                               492,100
                            TOTAL                                            65,280,927
 SERVICES--4.9%
                   39,035 Browning-Ferris Industries, Inc.                    1,268,638
                   78,475 (b)CUC International, Inc.                          2,315,013
                   18,800 (b)Clear Channel Communications, Inc.               1,240,800
                   31,600 Cognizant Corp.                                     1,238,325
                   29,200 Darden Restaurants, Inc.                              332,150
                   15,400 Deluxe Corp.                                          504,350
                  129,400 Disney (Walt) Co.                                  10,643,150
                   28,300 Donnelley (R.R.) & Sons Co.                           923,287
                   18,400 Dow Jones & Co.                                       855,600
                   32,700 Dun & Bradstreet Corp.                                933,993
                   28,900 Equifax, Inc.                                         897,706
                    7,100 Fleming Cos., Inc.                                    119,812
                   16,100 Fluor Corp.                                           662,112
                    7,600 Foster Wheeler Corp.                                  249,375
                   54,400 Gannett Co., Inc.                                   2,859,400
                    9,500 Grainger (W.W.), Inc.                                 830,656

 FEDERATED MAX-CAP FUND

         SHARES                                                             VALUE
 (A)COMMON STOCKS--CONTINUED
 SERVICES--CONTINUED
                   30,400 (b)HFS, Inc.                               $        2,143,200
                    5,700 Harland (John H.) Co.                                 127,894
                   19,150 (b)Harrah's Entertainment, Inc.                       377,016
                   47,900 Hilton Hotels Corp.                                 1,475,919
                   22,300 (b)ITT Corp.                                        1,665,531
                   25,500 Ikon Office Solutions, Inc.                           721,969
                   23,850 Interpublic Group Cos., Inc.                        1,132,875
                    7,050 King World Productions, Inc.                          333,113
                   17,700 Knight-Ridder, Inc.                                   924,825
                   63,000 Laidlaw, Inc.                                         889,875
                   24,400 Marriott Corp.                                      1,701,900
                  131,800 McDonald's Corp.                                    5,906,288
                   19,000 McGraw-Hill Cos., Inc.                              1,242,125
                   10,200 Meredith Corp.                                        347,438
                   34,300 (b)Mirage Resorts, Inc.                               857,500
                   16,416 Moore Corp. Ltd.                                      265,734
                   18,100 New York Times Co., Class A                           990,975
                   10,850 Safety-Kleen Corp.                                    240,056
                   48,200 Service Corp. International                         1,467,088
                   12,500 Super Valu Stores, Inc.                               457,813
                   33,800 Sysco Corp.                                         1,352,000
                  107,240 Time Warner, Inc.                                   6,186,408
                   19,200 Times Mirror Co., Class A                           1,039,200
                   23,500 Tribune Co.                                         1,295,438
                   29,330 (b)Tricon Global Restaurants, Inc.                    889,066
                  115,800 (b)U.S. West Media Group                            2,923,950
                   67,668 (b)Viacom, Inc., Class B                            2,046,957
                   86,857 Waste Management, Inc.                              2,030,282
                   25,200 Wendy's International, Inc.                           529,200
                            TOTAL                                            67,436,002
 TECHNOLOGY--14.9%
                   66,000 (b)3Com Corp.                                       2,734,875
                   42,080 AMP, Inc.                                           1,893,600
                   14,000 Adobe System, Inc.                                    668,500

 FEDERATED MAX-CAP FUND

         SHARES                                                                 VALUE

 (A)COMMON STOCKS--CONTINUED
 TECHNOLOGY--CONTINUED
                   27,000 (b)Advanced Micro Devices, Inc.            $          621,000
                   16,762 (b)Andrew Corp.                                       388,669
                   24,400 (b)Apple Computer, Inc.                               415,563
                   69,800 (b)Applied Materials, Inc.                          2,329,575
                    9,200 Autodesk, Inc.                                        340,400
                   56,100 Automatic Data Processing, Inc.                     2,868,113
                   38,100 (b)Bay Networks, Inc.                               1,204,913
                  191,908 Boeing Co.                                          9,187,596
                   30,200 (b)Cabletron Systems, Inc.                            875,800
                   15,500 (b)Ceridian Corp.                                     605,468
                  128,200 (b)Cisco Systems, Inc.                             10,516,406
                  144,847 (b)Compaq Computer Corp.                            9,233,996
                   69,775 Computer Associates International, Inc.             5,202,598
                   14,800 (b)Computer Sciences Corp.                          1,049,875
                   22,500 (b)DSC Communications Corp.                           548,437
                    9,200 (b)Data General Corp.                                 177,100
                   63,400 (b)Dell Computer Corp.                              5,079,925
                   28,900 (b)Digital Equipment Corp.                          1,446,806
                    8,700 EG & G, Inc.                                          179,981
                   47,300 (b)EMC Corp. Mass                                   2,648,800
                   85,000 First Data Corp., Class                             2,470,312
                   12,020 General Dynamics Corp.                                975,874
                   15,200 Harris Corp.                                          663,100
                  199,300 Hewlett-Packard Co.                                12,294,319
                  312,900 Intel Corp.                                        24,093,300
                  188,200 International Business Machines Corp.              18,455,363
                   16,000 (b)KLA-Tencor Corp.                                   703,000
                   27,200 (b)LSI Logic Corp.                                    593,300
                   37,088 Lockheed Martin Corp.                               3,525,678
                  122,967 Lucent Technologies, Inc.                          10,137,092
                   13,800 Mallinckrodt, Inc.                                    517,500
                   40,400 Micron Technology, Inc.                             1,083,225
                  229,600 (b)Microsoft Corp.                                 29,848,000
                  114,100 Motorola, Inc.                                      7,045,675
                   27,800 (b)National Semiconductor Corp.                     1,000,800

 FEDERATED MAX-CAP FUND

         SHARES                                                             VALUE
 (A)COMMON STOCKS--CONTINUED
 TECHNOLOGY--CONTINUED
                      125 (b)Netscape Communications                 $            4,109
                   28,200 (b)NextLevel Systems, Inc.                            380,700
                   50,200 Northern Telecom Ltd.                               4,502,313
                   12,800 Northrop Corp.                                      1,398,400
                   65,600 (b)Novell, Inc.                                       553,500
                  187,775 (b)Oracle Corp.                                     6,718,824
                   25,000 (b)Parametric Technology Corp.                      1,103,125
                    8,400 Perkin-Elmer Corp.                                    525,000
                   45,300 Raytheon Co.                                        2,457,525
                   40,500 Rockwell International Corp.                        1,984,500
                   14,200 Scientific-Atlanta, Inc.                              263,588
                   46,600 (b)Seagate Technology, Inc.                         1,264,025
                       47 (b)Siebel Systems, Inc.                                 1,884
                   33,900 (b)Silicon Graphics, Inc.                             497,906
                   70,700 (b)Sun Microsystems, Inc.                           2,421,475
                    6,400 Tektronix, Inc.                                       378,400
                   34,700 (b)Tellabs, Inc.                                    1,873,800
                   36,700 Texas Instruments, Inc.                             3,915,431
                   32,300 (b)Unisys Corp.                                       429,994
                   45,200 United Technologies Corp.                           3,164,000
                            TOTAL                                           207,463,033
 TRANSPORTATION--1.3%
                   17,600 (b)AMR Corp.                                        2,049,300
                   29,811 Burlington Northern Santa Fe                        2,832,045
                   41,700 CSX Corp.                                           2,280,469
                    7,300 Caliber System, Inc.                                  380,513
                   14,600 Delta Air Lines, Inc.                               1,470,950
                   22,000 (b)Federal Express Corp.                            1,468,500
                   72,300 Norfolk Southern Corp.                              2,322,638
                   15,000 Ryder Systems, Inc.                                   525,000
                   28,000 Southwest Airlines Co.                                913,500
                   15,100 (b)USAir Group, Inc.                                  707,813
                   47,300 Union Pacific Corp.                                 2,897,125
                          &NBSP;&NBSP;&NBSP;&NBSP;TOTAL                      17,847,853

 FEDERATED MAX-CAP FUND

         SHARES                                                             VALUE

 (A)COMMON STOCKS--CONTINUED
 UTILITIES--9.7%
                  311,278 AT&T Corp.                                 $       15,233,167
                   96,500 (b)Airtouch Communications, Inc.                    3,727,312
                   35,300 Alltel Corp.                                        1,248,737
                   36,300 American Electric Power Co., Inc.                   1,715,175
                  105,400 Ameritech Corp.                                     6,851,000
                   28,250 Baltimore Gas & Electric Co.                          775,109
                  148,792 Bell Atlantic Corp.                                11,884,761
                  190,000 BellSouth Corp.                                     8,989,375
                   29,000 Carolina Power & Light Co.                          1,036,750
                   40,700 Central & SouthWest Corp.                             877,593
                   30,240 Cinergy Corp.                                         997,920
                   20,300 Coastal Corp.                                       1,220,537
                   10,600 Columbia Gas System, Inc.                             765,850
                   66,850 Comcast Corp., Class A                              1,838,375
                   45,000 Consolidated Edison Co.                             1,541,250
                   18,300 Consolidated Natural Gas Co.                          989,343
                   27,800 DTE Energy Co.                                        854,850
                   35,650 Dominion Resources, Inc.                            1,325,734
                   68,972 Duke Energy Corp.                                   3,327,899
                    3,700 Eastern Enterprises                                   144,993
                   76,100 Edison International                                1,950,062
                   58,600 Enron Corp.                                         2,226,800
                   46,200 Entergy Corp.                                       1,129,012
                   34,900 FPL Group, Inc.                                     1,803,894
                   31,500 Frontier Corp.                                        681,187
                   23,100 GPU, Inc.                                             835,931
                  183,200 GTE Corp.                                           7,774,550
                   40,451 Houston Industries, Inc.                              879,808
                  132,600 MCI Communications Corp.                            4,707,300
                    9,300 NICOR, Inc.                                           358,631
                   26,800 Niagara Mohawk Power Corp.                            259,625
                   14,100 Northern States Power Co.                             710,288
                   29,200 Ohio Edison Co.                                       722,700
                    5,100 Oneok, Inc.                                           174,994
                   84,000 P G & E Corp.                                       2,147,250
                   31,600 P P & L Resources, Inc.                               683,350

 FEDERATED MAX-CAP FUND

        SHARES OR
        PRINCIPAL
         AMOUNT                                                             VALUE
 (A)COMMON STOCKS--CONTINUED
 UTILITIES--CONTINUED
                   15,800 Pacific Enterprises                        $          516,463
                   56,800 Pacificorp                                          1,231,850
                   42,600 Peco Energy Co.                                       966,488
                    6,400 Peoples Energy Corp.                                  228,800
                   45,200 Public Service Enterprises Group, Inc.              1,172,375
                  175,123 SBC Communications, Inc.                           11,142,201
                   20,600 Salomon, Inc.                                       1,600,363
                   16,400 Sonat, Inc.                                           753,375
                  131,200 Southern Co.                                        3,009,400
                   82,500 Sprint Corp.                                        4,290,000
                   97,000 (b)Tele-Communications, Inc., Class A               2,224,938
                   46,125 Texas Utilities Co.                                 1,654,734
                   91,900 U.S. West, Inc.                                     3,658,769
                   41,400 Unicom Corp.                                        1,159,200
                   19,600 Union Electric Co.                                    738,675
                   30,500 Williams Cos., Inc. (The)                           1,553,594
                  172,900 (b)WorldCom, Inc.                                   5,813,763
                            TOTAL                                           134,106,100
                            TOTAL COMMON STOCKS (IDENTIFIED
                              COST $927,747,662)                          1,353,883,085
(C)SHORT-TERM U.S. GOVERNMENT OBLIGATION--0.2%
 $              3,000,000 United States Treasury Bill, 12/18/1997
                          (identified cost $2,981,180)                        2,982,390
 (D)REPURCHASE AGREEMENT--2.5%
               34,490,000 BT Securities Corp., 5.71%, dated                  34,490,000
                          10/31/1997, due 11/3/1997 (at amortized cost)
                            TOTAL INVESTMENTS (IDENTIFIED COST
                            $965,218,842)(E)                            $ 1,391,355,475

(a) The Fund purchases Index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the Index and minimizing trading costs. The underlying face amount, at value, of open Index futures contracts is $33,726,000 at October 31, 1997, which represents 2.4% of net assets. Taking into consideration these open Index futures contracts, the Fund's effective total exposure to the Index is 100.0%.

(b) Non-income producing security.

(c) Represents a security held as collateral which is used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

(d) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(e) The cost of investments for federal tax purposes amounts to $968,538,573. The net unrealized appreciation of investments on a federal tax basis amounts to $422,816,902 which is comprised of $550,383,690 appreciation and $127,566,788 depreciation at October 31, 1997.

Note: The categories of investments are shown as a percentage of net assets ($1,388,067,266) at October 31, 1997.

The following acronyms are used throughout this portfolio: ADR --American Depository Receipt
MBIA --Municipal Bond Investors Assurance

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
FEDERATED MAX-CAP FUND

OCTOBER 31, 1997

 ASSETS:
 Total investments in securities, at value (identified cost                         $ 1,391,355,475
 $965,218,842 and tax cost $968,538,573)
 Income receivable                                                                        1,596,975
 Receivable for investments sold                                                            302,684
 Receivable for shares sold                                                               5,378,711
 Receivable for daily variation margin                                                    2,272,440
 Deferred expenses                                                                              250
   Total assets                                                                       1,400,906,535
 LIABILITIES:
 Payable for investments purchased                             $   292,051
 Payable for shares redeemed                                     9,507,861
 Payable to Bank                                                 2,743,338
 Accrued expenses                                                  296,019
   Total liabilities                                                                     12,839,269
 Net Assets for 70,486,376 shares outstanding                                       $ 1,388,067,266
 NET ASSETS CONSIST OF:
 Paid in capital                                                                    $   918,706,526
 Net unrealized appreciation of investments and futures                                 425,113,970
 contracts
 Accumulated net realized gain on investments and futures                                43,086,633
 contracts
 Undistributed net investment income                                                      1,160,137
   Total Net Assets                                                                 $ 1,388,067,266
 NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS
 PER SHARE:
 INSTITUTIONAL SHARES:
 $1,142,081,302 / 57,977,259 shares outstanding                                              $19.70
 INSTITUTIONAL SERVICE SHARES:
 $245,985,964 / 12,509,117 shares outstanding                                                $19.66

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS
FEDERATED MAX-CAP FUND

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Dividends                                                                            $  20,904,146
 Interest                                                                                 3,424,184
   Total income                                                                          24,328,330
 EXPENSES:
 Investment advisory fee                                               $   3,606,538
 Custodian fees                                                              107,138
 Transfer and dividend disbursing agent fees and                             246,738
 expenses
 Directors'/Trustees' fees                                                    14,405
 Auditing fees                                                                14,355
 Legal fees                                                                    5,146
 Portfolio accounting fees                                                   153,444
 Distribution services fee--Institutional Service                            429,722
 Shares
 Shareholder services fee--Institutional Shares                            2,668,873
 Shareholder services fee--Institutional Service                             358,102
 Shares
 Share registration costs                                                    178,972
 Printing and postage                                                         18,479
 Insurance premiums                                                            9,848
 Taxes                                                                        16,654
 Miscellaneous                                                                 8,413
   Total expenses                                                          7,836,827
 Waivers and reimbursements--
   Waiver of investment advisory fee                   $   (573,407)
   Waiver of distribution services fee--Institutional      (315,130)
 Service Shares
   Waiver of shareholder services fee--Institutional     (2,668,873)
 Shares
   Waiver of shareholder services fee--Institutional        (42,972)
 Service Shares
     Total waivers                                                        (3,600,382)
       Net expenses                                                                       4,236,445
         Net investment income                                                           20,091,885
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FUTURES CONTRACTS:
 Net realized gain on investments and futures                                            47,684,197
 contracts
 Net change in unrealized appreciation (depreciation)                                   237,223,689
 of investments and futures contracts
   Net realized and unrealized gain on investments                                      284,907,886
 and futures contracts
     Change in net assets resulting from operations                                   $ 304,999,771

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FEDERATED MAX-CAP FUND

                                                                         YEAR ENDED OCTOBER 31,
                                                                         1997                1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                             $    20,091,885  $    17,495,782
 Net realized gain (loss) on investments and futures contracts          47,684,197       13,947,611
 ($45,104,576 and $14,649,222, respectively, as computed for federal tax purposes)
 Net change in unrealized appreciation/depreciation of                 237,223,689      134,550,523
 investments and futures contracts
   Change in net assets resulting from operations                      304,999,771      165,993,916
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Institutional Shares                                                (19,400,997)     (17,109,255)
   Institutional Service Shares                                         (2,132,811)        (847,955)
 Distributions from net realized gains on investments and
 futures contracts
   Institutional Shares                                                (13,509,884)     (98,597,371)
   Institutional Service Shares                                         (1,138,590)      (4,696,377)
     Change in net assets resulting from distributions to              (36,182,282)    (121,250,958)
 shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                          751,612,116      680,420,450
 Net asset value of shares issued to shareholders in payment of         17,547,453       65,168,316
 distributions declared
 Cost of shares redeemed                                              (608,777,760)    (545,896,207)
   Change in net assets resulting from share transactions              160,381,809      199,692,559
     Change in net assets                                              429,199,298      244,435,517
 NET ASSETS:
 Beginning of period                                                   958,867,968      714,432,451
 End of period (including undistributed net investment income of   $ 1,388,067,266  $   958,867,968
 $1,160,137 and $2,602,260, respectively)

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

FEDERATED MAX-CAP FUND

OCTOBER 31, 1997

ORGANIZATION

Federated Index Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Federated Max-Cap Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. At October 31, 1997, the Fund offered two classes of shares: Institutional Shares and Institutional Service Shares. Effective November 3, 1997, the Trustees established a new class of shares named Class C Shares. The investment objective of the Fund is to provide investment results that correspond to the aggregate price and dividend performance of publicly-traded common stocks, by duplicating the composition of the Index.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank or broker to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of these agreements. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

FUTURES CONTRACTS

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. For the period ended October 31, 1997, the Fund had net realized gains of $16,029,370 on futures contracts.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. At October 31, 1997, the Fund had outstanding futures contracts as set forth below:

                          CONTRACTS TO                           UNREALIZED APPRECIATION
EXPIRATION DATE         DELIVER/RECEIVE          POSITION           (DEPRECIATION)
 December 1997     146 S&P 500 Index Futures       Long              ($1,022,663)

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                                  YEAR ENDED OCTOBER 31,
                                                1997                     1996
 INSTITUTIONAL SHARES                  SHARES         AMOUNT        SHARES       AMOUNT
 Shares sold                          30,235,597 $  544,279,687    42,819,916 $  622,123,488
 Shares issued to shareholders in        873,354     14,693,792     4,444,520     60,563,340
 payment of distributions declared
 Shares redeemed                     (31,244,017)  (559,167,698)  (35,228,936)  (503,599,044)
   Net change resulting from
   Institutional Shares transactions    (135,066) $    (194,219)   12,035,500 $  179,087,784
                                                  YEAR ENDED OCTOBER 31,
                                            1997                       1996
 INSTITUTIONAL SERVICE SHARES          SHARES      AMOUNT        SHARES       AMOUNT
 Shares sold                        11,212,771   $ 207,332,429   4,027,604  $ 58,296,962
 Shares issued to shareholders in
 payment of distributions declared     165,190       2,853,661     337,876     4,604,976
 Shares redeemed                    (2,667,078)    (49,610,062) (2,957,950)  (42,297,163)
 Net change resulting from
 Institutional Service Share
 transactions                        8,710,883   $ 160,576,028   1,407,530  $ 20,604,775
 Net change resulting from share
 transactions                        8,575,817   $ 160,381,809  13,443,030 $ 199,692,559

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's manager (the "Manager"), receives for its services an annual investment advisory fee equal to 0.30% of the Fund's average daily net assets.

The Manager has entered into a sub-management contract with ANB Investment Management and Trust Company ("Sub-Manager"). The Manager shall pay the Sub-Manager a management advisory fee based on the average daily net assets of the Fund as follows: 0.05% on the first $100 million, 0.02% on the next $100 million, and 0.01% thereafter. The Manager may voluntarily choose to waive any portion of its fee. The Manager can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion. For the fiscal year ended October 31, 1997, Institutional Shares fully waived its shareholder services fee.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.30% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive a portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 1997, were as follows:

PURCHASES $352,664,111 SALES $179,077,537 REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of FEDERATED INDEX TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Max-Cap Fund (a portfolio of Federated Index Trust), as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Max-Cap Fund of Federated Index Trust at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Pittsburgh, Pennsylvania

December 12, 1997

[Graphic]

FEDERATED MAX-CAP FUND

(A Portfolio of Federated Index Trust)

Institutional Shares

PROSPECTUS

DECEMBER 31, 1997

An Open-End, Diversified Management Investment Company

FEDERATED MAX-CAP FUND
INSTITUTIONAL SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

MANAGER

Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

SUB-MANAGER
ANB Investment Management and Trust Co.
One North LaSalle Street
Chicago, IL 60690

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS
Ernst & Young LLP
One Oxford Centre
Pittsburgh, PA 15219

Cusip 31420E106
0032104A-IS (12/97)

[Graphic]







Federated Max-Cap Fund

(A Portfolio of Federated Index Trust)

Institutional Service Shares

PROSPECTUS

The Institutional Service Shares of Federated Max-Cap Fund (the "Fund") offered by this prospectus represent interests in the Fund, which is an investment portfolio in Federated Index Trust (the "Trust"), an open-end, management investment company (a mutual fund). The investment objective of the Fund is to seek to provide investment results that correspond to the aggregate price and dividend performance of publicly traded common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index (the "Index"). The Fund is neither affiliated with nor sponsored by Standard & Poor's.

THE INSTITUTIONAL SERVICE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information for Class C Shares, Institutional Service Shares, and Institutional Shares dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated December 31, 1997


TABLE OF CONTENTS

 Summary of Fund Expenses 1 Financial Highlights--Institutional Service Shares 2 General Information 3 Investment Information 3 Investment Objective 3 Investment Policies 3 Investment Limitations 6 Federated Index Trust Information 6 Management of the Trust 6 Distribution of Institutional Service Shares 8 Fund Administration 8 Expenses of the Fund and Institutional Service Shares 9 Net Asset Value 9 Investing in the Institutional Service Shares 9 Share Purchases 9 Minimum Investment Required 10 What Shares Cost 10 Confirmations and Account Statements 10 Dividends 10 Capital Gains 10 Redeeming Institutional Service Shares 10 Telephone Redemption 10 Written Requests 10 Accounts with Low Balances 11 Shareholder Information 11 Voting Rights 11 Tax Information 11 Federal Income Tax 11 State and Local Taxes 12 Performance Information 12 Other Classes of Shares 12 Financial Highlights--Institutional Shares 13 Financial Statements 14 Report of Ernst & Young LLP, Independent Auditors 38


                       SUMMARY OF FUND EXPENSES

                   INSTITUTIONAL SERVICE SHARES
                SHAREHOLDER TRANSACTION EXPENSES
        Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed on Reinvested Dividends (as a
percentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, as applicable)                                     None
Redemption Fee (as a percentage of amount redeemed, if applicable)                          None
Exchange Fee                                                                                None
                              ANNUAL OPERATING EXPENSES
                     (As a percentage of average net assets)
 Management Fee (after waiver)(1)                                                         0.25%
 12b-1 Fee (after waiver)(2)                                                              0.08%
 Total Other Expenses                                                                     0.29%
     Shareholder Services Fee (after waiver)(3)                                    0.22%
 Total Operating Expenses(4)                                                              0.62%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.30%.

(2) The 12b-1 fee has been reduced to reflect the voluntary waiver of a portion of the 12b-1 fee. The distributor can terminate the voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.30%.

(3) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(4) The total operating expenses would have been 0.92% absent the voluntary waivers of portions of the management fee, shareholder services fee, and 12b-1 fee.

LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Service Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Federated Index Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

 EXAMPLE
 You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

1 Year                                                         $ 6
3 Years                                                        $20
5 Years                                                        $34
10 Years                                                       $76

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors on page 38.

                                                                     YEAR ENDED OCTOBER 31,
                                                              1997    1996    1995    1994  1993(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                         $15.47   $14.72  $12.02   $12.24     $12.12
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                        0.26     0.30    0.33     0.28(b)    0.07
   Net realized and unrealized gain (loss) on investments       4.45     2.79    2.69     0.11       0.12
 and futures contracts
   Total from investment operations                             4.71     3.09    3.02     0.39       0.19
 LESS DISTRIBUTIONS
   Distributions from net investment income                    (0.28)   (0.31)  (0.30)   (0.27)     (0.07)
   Distributions from net realized gain on investments and     (0.24)   (2.03)  (0.02)   (0.34)        --
 futures contracts
   Total distributions                                         (0.52)   (2.34)  (0.32)   (0.61)     (0.07)
 NET ASSET VALUE, END OF PERIOD                               $19.66   $15.47  $14.72   $12.02     $12.24
 TOTAL RETURN(C)                                              31.07%   23.39%  25.52%    3.30%       1.70%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                    0.62%    0.61%   0.61%    0.62%       0.61%*
   Net investment income                                       1.36%    1.97%   2.55%    2.35%       1.52%*
   Expense waiver/reimbursement(d)                             0.30%    0.31%   0.33%    0.26%      0.09%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                  $245,986  $58,741  $35,195  $8,617      $2,493
   Average commission rate paid(e)                           $0.0224  $0.0153      --       --         --
   Portfolio turnover                                            16%       3%     57%       2%         13%

* Computed on an annualized basis.

(a) Reflects operations for the period from August 30, 1993 (date of initial public investment) to October 31, 1993.

(b) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 30, 1990. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") has established three classes of shares of the Fund known as Institutional Service Shares ("Shares"), Institutional Shares and Class C Shares. This prospectus relates only to the Institutional Service Shares of the Fund. Institutional Service Shares are designed primarily for retail and private banking customers of financial institutions. A minimum initial investment of $25,000 over a 90-day period is required.

Shares are currently sold and redeemed at net asset value without a sales charge imposed by the Fund.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investment results that correspond to the aggregate price and dividend performance of publicly-traded common stocks, by duplicating the composition of the Index. The investment objective cannot be changed without approval of shareholders. The Fund's ability to duplicate the Index will depend partly on the size and timing of cash flows into and out of the Fund. The Fund's performance is expected to closely mirror the performance of the Index. An investment in the Fund presents risks similar to those of investing in a portfolio comprised of the securities of the companies in the Index. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The investment policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material changes in these policies become effective.

The Fund pursues its investment objective by attempting to duplicate the investment results of the Index, while minimizing transaction costs and other expenses. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at lease 0.95 of 1% or better; a figure of 1.00 would represent perfect correlation. The Fund will normally be invested in substantially all of the stocks that comprise the Index. Under normal circumstances, at least 80% of the value of the Fund's total assets will be invested in stocks represented in the Index. However, the Fund is not required to sell securities if the 80% investment level changes due to increases or decreases in the market value of portfolio securities.

The Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's ("S&P") designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value; that is, its market price per share times the number of shares outstanding. From time to time, S&P may add or delete stocks from the Index. Inclusion of a particular stock in the Index in no way implies an opinion by S&P as to its investment attractiveness, nor is S&P a sponsor or in any way affiliated with the Fund. The Fund utilizes the Index as the standard performance benchmark because it represents approximately 70% of the total market value of all common stocks. In addition, it is familiar to investors, and is recognized as a barometer of common stock investment returns.

The Fund will be managed passively, in that the traditional management functions of economic, financial, and market analysis will not be undertaken. Furthermore, a company's adverse financial circumstance will not trigger its elimination from the Fund's portfolio, unless the company's stock is removed from the Index by S&P. The Fund is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to duplicate, as much as possible, the composition of the Index. The Fund will include a stock in its investment portfolio in the order of the stock's weighting in the Index, starting with the heaviest-weighted stock. Thus, the proportion of Fund assets invested in such stock is nearly identical to the percentage of the particular stock represented in the Index. On occasion, so as to respond to changes in the Index's composition, as well as corporate mergers, tender offers, and other circumstances, adjustments will be made in the Fund's portfolio. However, it is anticipated that these adjustments will occur infrequently, and the costs will be minimized. As a result, portfolio turnover is expected to be well below that encountered in other investment company portfolios. Therefore, the accompanying costs, including accounting costs, brokerage fees, custodial expenses, and transfer taxes, are expected to be relatively low. While the cash flows into and out of the Fund will impact the Fund's portfolio turnover rate and the Fund's ability to replicate the Index's performance, investment adjustments will be made, as practicably as possible, to account for these circumstances.

The Fund believes that indexing, as described above, constitutes a reasonable and effective method of replicating percentage changes in the Index. While the Fund will not duplicate the Index's performance precisely, it is anticipated that the Fund's performance will closely resemble the performance of the Index. Factors such as the size of the Fund's portfolio, the size and timing of cash flows into and out of the Fund, and changes in the securities markets and the Index itself, will account for the difference.

In order to accommodate cash flows, the Fund may enter into stock index futures contracts and options. The Fund may purchase futures contracts and options solely to maintain adequate liquidity to meet its redemption demands. This will allow the Fund to simultaneously maximize the level of the Fund assets which are tracking the performance of the Index. The Fund can sell futures contracts and options in order to close out a previously established position. The Fund will not enter into any stock index futures contract for the purpose of speculation.

ACCEPTABLE INVESTMENTS

The Fund will invest primarily in common stocks comprising the Index. In addition, the Fund may hold cash reserves which may be invested in the following:

U.S. GOVERNMENT SECURITIES

The Fund is permitted to invest in U.S. government securities which are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include, but are not limited to:

* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;
* notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;
* notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and
* notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities. REPURCHASE AGREEMENTS

The U.S. government securities and other securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed-upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

VARIABLE RATE U.S. GOVERNMENT SECURITIES

Some of the short-term U.S. government securities the Fund may purchase carry variable interest rates. These securities have a rate of interest subject to adjustment at least annually. This adjusted interest rate is ordinarily tied to some objective standard, such as a published interest rate or interest rate index.

CASH ITEMS

The Fund may also invest in cash items.

The Fund may also invest in commercial paper rated A-1 by S&P, Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service, Inc.

STOCK INDEX FUTURES AND OPTIONS

The Fund may utilize stock index futures contracts, options, and options on futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the Fund's total assets. Also, the Fund will not purchase options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions. These futures contracts and options will be used to handle cash flows into and out of the Fund and to potentially reduce transactional costs, since transactional costs associated with futures and options contracts can be lower than costs stemming from direct investments in stocks.

There are several risks accompanying the utilization of futures contracts to effectively anticipate market transactions. First, positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

In view of these considerations, the Fund will comply with the following restrictions when purchasing and selling futures contracts. First, the Fund will not participate in futures transactions if the sum of its initial margin deposits on open contracts will exceed 5% of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts into which it has entered. Second, the Fund will not enter into these contracts for speculative purposes. Third, since the Fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in the commodities futures or commodity options markets. In this regard, the Fund will disclose to all prospective investors the limitations on its futures and options transactions, and will make clear that these transactions are entered into only for bona fide hedging purposes or such other purposes permitted under regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Also, the Fund intends to claim an exclusion from registration as a commodity pool operator under the regulations promulgated by the CFTC.

INDEX PARTICIPATION CONTRACTS

In addition to investing in stock index futures contracts, options and options on futures contracts, the Fund may also participate in the purchasing and selling of index participation contracts based on the Index. The Fund will utilize index participation contracts to aid in the management of cash flows into and out of the Fund and not for speculative purposes. These contracts provide the equivalent of a position in the stocks of the Index, where each stock is represented in the same proportion as it is represented in the Index. Unlike futures contracts, positions in these instruments may last indefinitely, with no expiration date and will pay dividends implied by the underlying stocks in the Index. Generally, the value of an index participation contract will rise and fall as the value of the Index rises and falls. Index participation contracts have lower transaction costs than those associated with the purchase and sale of individual stocks. The Fund will invest in index participation contracts only if there exists an active market for such contracts.

The value of these contracts, together with the value of the Fund's investment in stock index futures contracts, options and options on futures contracts will not exceed 20% of the Fund's total assets. The Fund's use of these investments will be to maintain adequate liquidity to meet redemption requests, while simultaneously maximizing the level of Fund assets which are tracking the performance of the Index.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend its portfolio securities on a short-term basis or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks or other institutions which the managers have determined are creditworthy under guidelines established by the Trustees. The Fund will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase short-term U.S. government securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the managers deem it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for at least a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval. The following investment limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

The Fund will not invest more than 15% of its net assets in securities that are illiquid.

FEDERATED INDEX TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust is managed by the Trustees. The Trustees are responsible for managing the business affairs of the Trust and for exercising all of the powers of the Trust except those reserved for the shareholders. The Executive Committee of the Trustees handles the Trustees' responsibilities between meetings of the Trustees.

FUND'S MANAGER

Federated Management serves as the Fund's manager (the "Manager"). The Trust has entered into a management contract (the "Management Contract") with the Manager, which, in turn, has entered into a sub-management contract (the "Sub-Management Contract") with ANB Investment Management and Trust Company ("ANB" or the "Sub-Manager") (ANB and the Manager are collectively referred to herein as "Managers"). It is the Manager's responsibility to select the Sub-Manager, subject to the review and approval of the Trustees and to review and evaluate the Sub-Manager's continued performance. The Manager is also responsible for providing administrative services to the Fund.

Subject to the supervision and direction of the Trustees, the Manager provides to the Fund investment management evaluation services principally by performing initial due diligence on the Sub-Manager for the Fund and thereafter monitoring and evaluating the performance of the Fund's Sub-Manager through quantitative and qualitative analyses. In addition, the Manager conducts periodic in-person, telephonic and written consultations with the Sub-Manager. In initially evaluating the Sub-Manager, the Manager considered, among other factors, the Sub-Manager's level of expertise; relative performance over a minimum period of five years; level of efficiency; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications. On an ongoing basis, the Manager is responsible for communicating performance expectations and evaluations to the Sub-Manager; monitoring tracking errors; monitoring and analyzing the appropriate futures contracts to purchase and the futures holdings of the Fund as a percentage of Fund assets; monitoring market timing in the Fund; discussing with the Sub-Manager which method of indexing to use; and ultimately recommending to the Trustees whether the Sub-Management Contract should be renewed, modified or terminated. The Manager provides written reports to the Trustees regarding the results of its evaluation and monitoring functions. In addition, the Manager is responsible for providing the Fund with administrative services, including, but not limited to, shareholder servicing and certain legal and accounting services. The Manager is also responsible for conducting all operations of the Fund, except those operations contracted to the Sub-Manager, custodian, transfer agent and dividend disbursing agent. As described below, the Manager receives an annual fee from the Fund for performing its responsibilities under the Management Contract.

MANAGEMENT FEES

The Fund's Manager receives an annual management fee equal to 0.30% of the Fund's average daily net assets. Under the Management Contract, which provides for the voluntary waiver of the management fee by the Manager, the Manager will voluntarily waive some or all of the management fee. The Manager can terminate this voluntary waiver of some or all of its management fee at any time in its sole discretion.

MANAGER'S BACKGROUND

Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr.Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors. Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the Manager have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

SUB-MANAGER

Under the terms of the Sub-Management Contract between the Manager and ANB, ANB serves as the Fund's Sub-Manager. The Sub-Manager will develop, maintain and run the computer program designed to determine which securities will be purchased and sold so as to replicate the composition of the Index to the extent feasible, and, subject to the Manager's oversight, has complete discretion to purchase and sell portfolio securities for the Fund within the Fund's investment objective, restrictions and policies.

SUB MANAGEMENT FEES

For its services under the Sub-Management Contract, ANB receives an annual fee from the Manager equal to 0.05% of the first $100 million of net assets under management, 0.02% over $100 million but less than $200 million, and 0.01% of net assets over and above $200 million, on an annualized basis. This fee is paid by the Manager out of its resources and is not an incremental Fund expense. No performance or incentive fees are paid to the Sub-Manager.

SUB-MANAGER'S BACKGROUND

ANB, incorporated in the State of Illinois on July 1, 1988, is a registered investment adviser under the Investment Advisers Act of 1940. ANB is a wholly-owned subsidiary of First Chicago Investment Management Company which, in turn, is an indirect wholly-owned subsidiary of First Chicago NBD Corporation. It serves as investment adviser principally to corporate defined benefit and defined contribution plans which have, as of June 30, 1997, placed approximately $28.7 billion in assets with ANB. Since 1973, when American National Bank and Trust Company of Chicago introduced its first commingled equity index fund, ANB has developed and managed a family of equity and bond index funds in which some 200 nationwide non-financial institution clients invest. In total, ANB manages 72 commingled/common trust funds. On October 3, 1997, First Chicago NBD Corporation announced an agreement to sell ANB to Northern Trust Corporation ("Northern Trust"). The Fund anticipates that on December 31, 1997, but no later than January 2, 1998, First Chicago Investment Company will have closed the sale of ANB to Northern Trust. After the closing, ANB will be a wholly-owned subsidiary of Northern Trust or one of its subsidiaries and is expected to change its name to Northern Trust Quantitative Advisers, Inc. The Manager has recommended that ANB continue as Sub-Manager after the expected sale.

If the sale takes place, the subadvisory contract between the Manager and ANB will terminate by its terms and a new contract will have to be approved by the Trustees and the shareholders. The Board of Trustees of the Fund approved a new contract with ANB on November 20, 1997. Shareholders will be asked to approve the arrangement before the shareholders. February 28, 1998. Because the contract would terminate prior to a shareholder meeting and vote, the Fund will pursue exemptive relief from the Securities and Exchange Commission (the "SEC") before the closing in order to permit ANB to continue as Sub-Manager. If the closing, SEC exemptive relief, and shareholder approval do not occur before March 1, 1998, shareholders will be notified, and the Manager will assume its responsibility to conduct all advisory activities.

Northern Trust is a bank holding company and one of the country's largest trust institutions, with subsidiaries located across the United States and in several international locations. At the end of the third quarter of 1997, total assets of Northern Trust were $26.9 billion and trust assets under administration were $1 trillion.

Also, since 1992, ANB has served as Sub-Manager for the Federated Mini-Cap Fund and for the Federated Mid-Cap Fund, which are also portfolios of the Trust.

DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES

Federated Securities Corp. is the principal distributor for the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors. Federated Securities Corp. pays a licensing fee to S&P for the right to use the Index in connection with the management activities for the Fund. Federated Securities Corp. is not affiliated with S&P.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), the distributor may be paid by the Fund in an amount computed at an annual rate of 0.30% of the average daily net asset value of Shares. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.

The Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Fund under the Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of Shares to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Manager or its affiliates.

FUND ADMINISTRATION

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides the Manager with the administrative personnel and services necessary to provide shareholder servicing and certain legal and accounting services.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Managers look for prompt execution of the order at a favorable price. In working with dealers, the Managers will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Managers may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by Federated Securities Corp. The Managers make decisions on portfolio transactions and select brokers and dealers subject to review by the Trustees.

EXPENSES OF THE FUND AND INSTITUTIONAL SERVICE SHARES

Holders of Shares pay their allocable portion of Trust and Fund expenses.

The Trust expenses for which holders of Shares pay their allocable portion include, but are not limited to the cost of: organizing the Trust and continuing its existence; registering the Trust with federal and state securities authorities; Trustees' fees; auditors' fees; meetings of Trustees and shareholders and proxy solitations therefor; legal fees of the Trust; association membership dues; and such non-recurring and extraordinary items as may arise from time to time.

The Fund expenses for which holders of Shares pay their allocable portion include, but are not limited to: registering the portfolio and Shares of the portfolio; investment advisory services; taxes and commissions; custodian fees; insurance premiums; auditors' fees; and such non-recurring and extraordinary items as may arise from time to time.

At present, the only expenses which are allocated specifically to Shares as a class are expenses under the Trust's Shareholder Services Agreement. However, the Trustees reserve the right to allocate certain other expenses to holders of Shares as they deem appropriate ("Class Expenses"). In any case, Class Expenses would be limited to: transfer agent fees as identified by the transfer agent as attributable to holders of Shares; printing and postage expenses relating to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; registration fees paid to the Securities and Exchange Commission and to state securities commissions; expenses related to administrative personnel and services as required to support holders of Shares; and Trustees' fees incurred as a result of issues relating solely to Shares.

NET ASSET VALUE

The Fund's net asset value ("NAV") per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The NAV for Shares, Institutional Shares and Class C Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which shareholders of a particular class are entitled. The NAV for Shares is determined by subtracting liabilities attributable to Institutional Service Shares from the value of Fund assets attributable to Institutional Service Shares and dividing the remainder by the number of Institutional Service Shares outstanding.

INVESTING IN INSTITUTIONAL SERVICE SHARES

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open. Shares of the Fund may be purchased either by wire or mail. To purchase Shares of the Fund, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

BY WIRE

To purchase Shares of the Fund by Federal Reserve wire, call the Fund to place an order. Shareholders have until 4:00 p.m. (Eastern time) to call the Fund for settlement on the next business day. However, in order to maximize the Fund's ability to track the Index, shareholders are urged to transmit purchase requests prior to 2:00 p.m. (Eastern time). The order is considered received immediately. Payment by federal funds must be received before 4:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Index Trust, Federated Max-Cap Fund--Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL

To purchase Shares of the Fund by mail, send a check made payable to Federated Index Trust, Federated Max-Cap Fund--Institutional Service Shares to the Fund's transfer agent, Federated Shareholder Services Company, P.O.
Box 8600, Boston, Massachusetts 02266-8600.

Orders by mail are considered received when payment by check is converted into federal funds. This is normally the next business day after the check is received.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Fund is $25,000. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts that it maintains with the Fund.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a financial intermediary may be charged a service fee by that financial intermediary.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

DIVIDENDS

Dividends are declared and paid quarterly. Unless shareholders request cash payments by writing to the Fund, dividends are automatically reinvested in additional Shares on payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING INSTITUTIONAL SERVICE SHARES

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made by telephone request or written request.

TELEPHONE REDEMPTION

Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). However, in order to maximize the Fund's ability to track the Index, shareholders are urged to telephone the Fund prior to 2:00 p.m. (Eastern time). The proceeds will normally be wired the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified. An authorization form permitting State Street Bank or the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

WRITTEN REQUESTS

Shares may also be redeemed by sending a written request to the Fund. Call the Fund for specific instructions before redeeming by letter. The shareholder will be asked to provide in the request his name, the Fund name, his account number, and the share or dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail.

SIGNATURES

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have their signatures guaranteed by:

   * a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation("FDIC");
   * a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange;
   * a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or
   * any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT

Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's net asset value.

Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights except that, in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series of the Trust.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios, if any, will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held their shares.

STATE AND LOCAL TAXES

In the opinion of Houston, Donnelly & Meck, counsel to the Trust, Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time the Fund advertises its total return and yield for Institutional Service Shares.

Total return represents the change, over a specified period of time, in the value of an investment in the Institutional Service Shares of the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Institutional Service Shares of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Institutional Service Shares over a thirty-day period by the offering price per share of each class on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Institutional Service Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Institutional Service Shares of the Fund are sold without any sales load or other similar non-recurring charges. Total return and yield will be calculated separately for Institutional Service Shares, Institutional Shares and Class C Shares.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the performance of Institutional Service Shares to certain indices.

OTHER CLASSES OF SHARES

The Fund also offers other classes of shares called Institutional Shares and Class C Shares.

Institutional Shares are sold at net asset value to accounts for which financial institutions act in a fiduciary or agency capacity and are subject to a minimum initial investment of $10,000, a 12b-1 Plan and a Shareholder Services Agreement.

Class C Shares are sold at net asset value to customers of financial institutions and are subject to a minimum initial investment of $10,000, a 12b-1 Plan, and a Shareholder Services Agreement.

Financial institutions and brokers providing sales and/or administrative services may receive different compensation depending upon which class of shares of the Fund is sold.

Institutional Service Shares, Institutional Shares and Class C Shares are subject to certain of the same expenses, however, Class C Shares are sold subject to a contingent deferred sales charge imposed on shares redeemed within one year of purchase. Expense differences between Institutional Service Shares, Institutional Shares and Class C Shares may affect the performance of each class.

The stated management fee is the same for all classes of shares.

To obtain more information and a prospectus for Institutional Shares and Class C Shares, investors may call 1-800-341-7400 or contact their financial intermediary.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors on page 38.

                                                    YEAR ENDED OCTOBER 31,
                               1997     1996     1995     1994     1993    1992     1991   1990(A)
 NET ASSET VALUE, BEGINNING     $15.49  $14.74   $12.02   $12.24   $11.64  $11.07    $8.60   $10.00
 OF PERIOD
 INCOME FROM INVESTMENT
 OPERATIONS
   Net investment income          0.31    0.34     0.38     0.32     0.30    0.32     0.37     0.12
   Net realized and               4.47    2.80     2.70     0.10     1.29    0.71     2.46    (1.43)
 unrealized gain (loss) on
 investments and futures
 contracts
   Total from investment          4.78    3.14     3.08     0.42     1.59    1.03     2.83   (1.31)
 operations
 LESS DISTRIBUTIONS
   Distributions from net        (0.33)  (0.36)   (0.34)   (0.30)   (0.30)  (0.34)   (0.36)   (0.09)
 investment income
   Distributions from net        (0.24)  (2.03)   (0.02)   (0.34)   (0.69)  (0.12)       --       --
 realized gain on
 investments and futures
 contracts
   Total distributions           (0.57)  (2.39)   (0.36)   (0.64)   (0.99)  (0.46)   (0.36)   (0.09)
 NET ASSET VALUE, END OF        $19.70  $15.49   $14.74   $12.02   $12.24  $11.64   $11.07   $ 8.60
 PERIOD
 TOTAL RETURN(B)                31.51%  23.71%   26.00%    3.59%   14.35%   9.51%   33.31%   (14.46%)
 RATIOS TO AVERAGE NET
 ASSETS
   Expenses                      0.31%   0.31%    0.31%    0.32%    0.31%   0.30%    0.24%    0.00%
   Net investment income         1.70%   2.29%    2.91%    2.70%    2.60%   2.92%    3.74%   5.19%*
   Expense                       0.30%   0.31%    0.33%    0.07%    0.09%   0.18%    0.45%   0.94%*
 waiver/reimbursement(c)
 SUPPLEMENTAL DATA
   Net assets, end of       $1,142,081 $900,131$679,237 $443,815 $407,246 $309,614$144,528  $25,129
 period (000 omitted)
   Average commission rate     $0.0224 $0.0153       --       --       --      --       --       --
 paid(d)
   Portfolio turnover              16%      3%      57%       2%      13%     46%       6%       0%

* Computed on an annualized basis.

(a) Reflects operations for the period from July 5, 1990 (date of initial public offering) to October 31, 1990. For the period from the start of business June 26, 1990 to July 4, 1990, net investment income per share aggregating $0.02 per share ($155) was distributed to the Fund's manager. Such distribution represented the net income of the Fund prior to initial public offering of Fund shares which commenced July 5, 1990.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS
FEDERATED MAX-CAP FUND

OCTOBER 31, 1997

           SHARES                                                                       VALUE
 (A)COMMON STOCKS--97.5%
 BASIC INDUSTRY--5.3%
                       7,900 ASARCO, Inc.                                          $        216,263
                      20,800 Air Products & Chemicals, Inc.                               1,580,800
                      43,500 Alcan Aluminum, Ltd.                                         1,242,468
                      33,692 Allegheny Teledyne, Inc.                                       886,520
                      33,300 Aluminum Co. of America                                      2,430,900
                     107,293 Archer-Daniels-Midland Co.                                   2,387,269
                      19,700 (b)Armco, Inc.                                                 113,275
                      19,500 Avery Dennison Corp.                                           776,344
                       5,600 Ball Corp.                                                     196,000
                      71,400 Barrick Gold Corp.                                           1,468,163
                      41,700 Battle Mountain Gold Co.                                       255,413
                       9,800 Bemis Co., Inc.                                                373,625
                      20,700 (b)Bethlehem Steel Corp.                                       207,000
                      10,700 Boise Cascade Corp.                                            370,488
                      18,400 Champion International Corp.                                 1,015,450
                      44,200 Corning, Inc.                                                1,994,525
                      24,600 Crown Cork & Seal Co., Inc.                                  1,108,537
                      17,250 Cyprus Amax Minerals                                           361,172
                      43,700 Dow Chemical Co.                                             3,965,775
                     216,700 Du Pont (E.I.) de Nemours & Co.                             12,324,812
                      15,025 Eastman Chemical Co.                                           895,865
                      25,900 Echo Bay Mines Ltd.                                            105,218
                      12,440 Ecolab, Inc.                                                   591,677
                      26,862 Engelhard Corp.                                                466,727
                      36,200 Fort James Corp.                                             1,436,687
                      38,100 Freeport-McMoRan Copper & Gold, Inc., Class B                  909,637
                      17,500 Georgia-Pacific Corp.                                        1,484,219
                      10,000 Goodrich (B.F.) Co.                                            445,625
                      13,900 Grace (W.R.) & Co.                                             945,200
                      11,900 Great Lakes Chemical Corp.                                     559,300
                      19,800 Hercules, Inc.                                                 908,325
                      27,200 Homestake Mining Co.                                           336,600

 FEDERATED MAX-CAP FUND

           SHARES                                                                       VALUE

 (A)COMMON STOCKS--CONTINUED
 BASIC INDUSTRY--CONTINUED
                      31,400 Inco Ltd.                                             $        647,625
                       9,000 Inland Steel Industries, Inc.                                  176,625
                      57,976 International Paper Co.                                      2,608,920
                      20,200 Louisiana-Pacific Corp.                                        424,200
                       9,800 Mead Corp.                                                     592,900
                       8,000 Millipore Corp.                                                313,000
                     113,000 Monsanto Co.                                                 4,830,750
                      26,400 Morton International, Inc.                                     871,200
                      12,500 Nalco Chemical Co.                                             500,000
                      29,957 Newmont Mining Corp.                                         1,048,495
                      16,800 Nucor Corporation                                              877,800
                      10,200 Owens Corning                                                  349,350
                      26,900 (b)Owens-Illinois, Inc.                                        928,050
                      34,600 PPG Industries, Inc.                                         1,959,225
                      24,333 Pall Corp.                                                     503,389
                      12,100 Phelps Dodge Corp.                                             899,938
                      12,640 Pioneer Hi-Bred International                                1,158,140
                      45,900 Placer Dome, Inc.                                              711,450
                       5,400 Potlatch Corp.                                                 269,325
                      30,300 Praxair, Inc.                                                1,319,944
                      14,100 Reynolds Metals Co.                                            859,219
                      12,000 Rohm & Haas Co.                                                999,750
                      33,100 Sherwin-Williams Co.                                           918,525
                      19,200 Sigma-Aldrich Corp.                                            674,400
                       3,700 Springs Industries, Inc., Class A                              171,588
                      18,508 Stone Container Corp.                                          223,253
                      10,900 Temple-Inland, Inc.                                            625,388
                      11,500 Tupperware Corp.                                               288,219
                      16,420 USX-U.S. Steel Group, Inc.                                     558,280
                      13,300 Union Camp Corp.                                               720,694
                      24,100 Union Carbide Corp.                                          1,101,069
                      19,550 Westvaco Corp.                                                 641,484
                      38,200 Weyerhaeuser Co.                                             1,824,050

 FEDERATED MAX-CAP FUND

           SHARES                                                                       VALUE

 (A)COMMON STOCKS--CONTINUED
 BASIC INDUSTRY--CONTINUED
                      21,300 Willamette Industries, Inc.                           $        704,231
                      18,550 Worthington Industries, Inc.                                   383,753
                                TOTAL                                                    74,044,108
 CONSUMER DURABLES--3.2%
                      18,100 Black & Decker Corp.                                           688,931
                       4,900 Briggs & Stratton Corp.                                        243,775
                      19,000 Brunswick Corp.                                                641,250
                       5,300 Centex Corp.                                                   310,050
                     129,268 Chrysler Corp.                                               4,556,697
                      15,700 Cooper Tire & Rubber Co.                                       332,643
                      20,000 Dana Corp.                                                     936,250
                      62,600 Eastman Kodak Co.                                            3,748,175
                      14,800 Eaton Corp.                                                  1,430,050
                      12,100 Echlin, Inc.                                                   396,275
                       6,500 Fleetwood Enterprises, Inc.                                    197,031
                     228,900 Ford Motor Co.                                              10,000,068
                     140,300 General Motors Corp.                                         9,005,506
                      34,550 Genuine Parts Co.                                            1,081,847
                      29,900 Goodyear Tire & Rubber Co.                                   1,872,488
                      24,000 Hasbro, Inc.                                                   696,000
                       7,253 Jostens, Inc.                                                  169,086
                       7,300 Kaufman & Broad Homes Corp.                                    155,581
                      55,625 Mattel, Inc.                                                 2,162,422
                      18,800 Maytag Corp.                                                   627,450
                      30,500 Newell Co.                                                   1,170,438
                       8,400 Polaroid Corp.                                                 377,475
                       4,400 Pulte Corp.                                                    164,450
                      28,700 Rubbermaid, Inc.                                               690,594
                      11,400 Snap-On Tools Corp.                                            490,200
                      17,100 Stanley Works                                                  722,475
                      23,900 TRW, Inc.                                                    1,368,275
                      14,300 Whirlpool Corp.                                                866,938
                                TOTAL                                                    45,102,420

 FEDERATED MAX-CAP FUND

           SHARES                                                                       VALUE
 (A)COMMON STOCKS--CONTINUED
 CONSUMER NON-DURABLES--10.7%
                      10,200 Alberto-Culver Co., Class B                           $        307,912
                      13,900 American Greetings Corp., Class A                              482,156
                      94,200 Anheuser-Busch Cos., Inc.                                    3,762,113
                      25,400 Avon Products, Inc.                                          1,663,700
                      13,000 Brown-Forman Corp., Class B                                    639,438
                      27,500 CPC International, Inc.                                      2,722,500
                      88,100 Campbell Soup Co.                                            4,542,656
                      19,800 Clorox Co.                                                   1,386,000
                     475,300 Coca-Cola Co.                                               26,854,450
                      56,700 Colgate-Palmolive Co.                                        3,671,325
                      90,600 ConAgra, Inc.                                                2,729,325
                       7,100 Coors Adolph Co., Class B                                      250,718
                      32,800 Fortune Brands, Inc.                                         1,084,450
                      14,100 (b)Fruit of the Loom, Inc., Class A                            367,481
                      30,600 General Mills, Inc.                                          2,019,600
                     107,300 Gillette Co.                                                 9,556,406
                      70,800 Heinz (H.J.) Co.                                             3,287,775
                      27,400 Hershey Foods Corp.                                          1,513,850
                      20,900 International Flavors & Fragrances, Inc.                     1,011,038
                      78,800 Kellogg Co.                                                  3,393,325
                     106,648 Kimberly-Clark Corp.                                         5,539,031
                      13,600 Liz Claiborne, Inc.                                            689,350
                      55,300 Nike, Inc., Class B                                          2,599,100
                     293,300 PepsiCo, Inc.                                               10,797,106
                     464,300 Philip Morris Cos., Inc.                                    18,397,888
                     258,900 Procter & Gamble Co.                                        17,605,200
                      26,300 Quaker Oats Co.                                              1,259,113
                      20,400 Ralston Purina Co.                                           1,830,900
                      10,800 (b)Reebok International Ltd.                                   398,250
                       7,200 Russell Corp.                                                  211,500
                      92,000 Sara Lee Corp.                                               4,703,500
                      71,100 Seagram Co. Ltd.                                             2,395,181
                      34,900 UST, Inc.                                                    1,044,819
                     122,800 Unilever N.V., ADR                                           6,554,450

 FEDERATED MAX-CAP FUND

           SHARES                                                                       VALUE
 (A)COMMON STOCKS--CONTINUED
 CONSUMER NON-DURABLES--CONTINUED
                      12,000 V.F. Corp.                                            $      1,072,500
                      22,300 Wrigley (Wm.), Jr. Co.                                       1,613,963
                                  TOTAL                                                 147,958,069
 ENERGY MINERALS--8.9%
                      17,300 Amerada-Hess Corp.                                           1,062,868
                      94,100 Amoco Corp.                                                  8,627,793
                      11,400 Anadarko Petroleum Corp.                                       835,050
                      17,300 Apache Corp.                                                   726,600
                      14,300 Ashland, Inc.                                                  681,931
                      61,500 Atlantic Richfield Co.                                       5,062,219
                      32,300 Baker Hughes, Inc.                                           1,483,781
                      33,765 Burlington Resources, Inc.                                   1,652,375
                     125,500 Chevron Corp.                                               10,408,656
                     474,200 Exxon Corp.                                                 29,133,662
                      48,600 Halliburton Co.                                              2,897,775
                       4,600 Helmerich & Payne, Inc.                                        371,163
                       9,100 Kerr-McGee Corp.                                               614,819
                     150,600 Mobil Corp.                                                 10,965,563
                      63,500 Occidental Petroleum Corp.                                   1,770,063
                      20,200 (b)Oryx Energy Co.                                             556,763
                       9,000 Pennzoil Co.                                                   666,000
                      50,500 Phillips Petroleum Co.                                       2,442,938
                      16,600 (b)Rowan Companies, Inc.                                       645,325
                     410,900 Royal Dutch Petroleum Co., ADR                              21,623,613
                      94,900 Schlumberger Ltd.                                            8,303,750
                      13,937 Sun Co., Inc.                                                  558,351
                     101,200 Texaco, Inc.                                                 5,762,075
                      55,200 USX Corp.                                                    1,973,400
                      48,594 Union Pacific Resources Group, Inc.                          1,196,627
                      47,300 Unocal Corp.                                                 1,951,125
                      10,300 (b)Western Atlas, Inc.                                         887,731
                                TOTAL                                                   122,862,016

 FEDERATED MAX-CAP FUND

           SHARES                                                                       VALUE
 (A)COMMON STOCKS--CONTINUED
 FINANCE--15.5%
                      32,050 AON Corp.                                             $      1,728,697
                      19,700 Ahmanson (H.F.) & Co.                                        1,162,300
                      83,405 Allstate Corp.                                               6,917,402
                      89,800 American Express Co.                                         7,004,400
                      47,630 American General Corp.                                       2,429,130
                     134,389 American International Group, Inc.                          13,716,077
                     111,727 Banc One Corp.                                               5,823,770
                      72,700 Bank of New York Co., Inc.                                   3,421,444
                     133,652 BankAmerica Corp.                                            9,556,118
                      28,300 BankBoston Corp.                                             2,294,069
                      19,100 Bankers Trust New York Corp.                                 2,253,800
                      38,100 Barnett Banks, Inc.                                          2,628,900
                      10,000 Beneficial Corp.                                               766,875
                      19,900 Block (H&R), Inc.                                              736,300
                      14,100 CIGNA Corp.                                                  2,189,025
                      81,070 Chase Manhattan Corp.                                        9,353,451
                      33,100 Chubb Corp.                                                  2,192,875
                      87,800 Citicorp                                                    10,980,487
                      20,200 Comerica, Inc.                                               1,597,062
                      36,000 Conseco, Inc.                                                1,570,500
                      38,800 Corestates Financial Corp.                                   2,822,700
                      20,500 Countrywide Credit Industries, Inc.                            703,406
                     133,100 Federal Home Loan Mortgage Corp.                             5,041,162
                     203,300 Federal National Mortgage Association                        9,847,343
                      29,300 Fifth Third Bancorp                                          1,878,862
                     107,610 First Union Corp.                                            5,279,615
                      48,810 Fleet Financial Group, Inc.                                  3,139,093
                      15,300 General RE Corp.                                             3,016,968
                      10,700 Golden West Financial Corp.                                    928,225
                      26,000 Green Tree Financial Corp.                                   1,095,250
                      22,600 Hartford Financial Services Group, Inc.                      1,830,600
                      20,500 Household International, Inc.                                2,321,625
                      30,500 Huntington Bancshares, Inc.                                    985,531
                      34,700 J.P. Morgan & Co., Inc.                                      3,808,325

 FEDERATED MAX-CAP FUND

           SHARES                                                                       VALUE
 (A)COMMON STOCKS--CONTINUED
 FINANCE--CONTINUED
                      13,325 Jefferson-Pilot Corp.                                 $      1,030,189
                      42,600 KeyCorp                                                      2,606,588
                      19,400 Lincoln National Corp.                                       1,333,750
                      17,200 MBIA Insurance Corporation                                   1,027,700
                      96,018 MBNA Corp.                                                   2,526,474
                      22,000 MGIC Investment Corp.                                        1,326,875
                      32,300 Marsh & McLennan Cos., Inc.                                  2,293,300
                      48,500 Mellon Bank Corp.                                            2,500,781
                      63,500 Merrill Lynch & Co., Inc.                                    4,294,188
                     112,457 Morgan Stanley, Dean Witter, Discover & Co.                  5,510,393
                      41,200 National City Corp.                                          2,461,700
                     136,240 NationsBank Corp.                                            8,157,370
                     143,600 Norwest Corp.                                                4,604,175
                      58,800 PNC Bank Corp.                                               2,793,000
                      13,800 Progressive Corp. Ohio                                       1,438,650
                      18,000 Providian Financial Corp.                                      666,000
                      10,500 Republic New York Corp.                                      1,111,031
                      24,200 SAFECO Corp.                                                 1,152,525
                      50,750 Schwab (Charles) Corp.                                       1,731,844
                      16,100 St. Paul Cos., Inc.                                          1,286,994
                      31,500 State Street Corp.                                           1,756,125
                      37,350 SunAmerica, Inc.                                             1,342,266
                      41,400 SunTrust Banks, Inc.                                         2,683,238
                      26,900 Torchmark Corp.                                              1,072,638
                      12,300 Transamerica Corp.                                           1,241,531
                     122,889 Travelers Group, Inc.                                        8,602,230
                      46,855 U.S. Bancorp, Inc.                                           4,764,568
                      27,100 UNUM Corp.                                                   1,321,125
                      21,700 USF&G Corp.                                                    439,425
                      30,900 Wachovia Corp.                                               2,327,156
                      48,000 Washington Mutual, Inc.                                      3,285,000
                      16,866 Wells Fargo & Co.                                            4,914,331
                                 TOTAL                                                  214,624,547

 FEDERATED MAX-CAP FUND

           SHARES                                                                       VALUE
 (A)COMMON STOCKS--CONTINUED
 HEALTH CARE--11.0%
                     147,500 Abbott Laboratories                                   $      9,043,594
                      28,755 Aetna Services, Inc.                                         2,043,402
                         268 (b)Allergan Ligand Retinoid Therapeutics, Inc.                   5,427
                      12,000 Allergan, Inc.                                                 395,250
                      15,700 (b)Alza Corp.                                                  409,181
                     124,300 American Home Products Corp.                                 9,213,737
                      50,800 (b)Amgen, Inc.                                               2,501,900
                      10,500 Bard (C.R.), Inc.                                              291,375
                      10,500 Bausch & Lomb, Inc.                                            412,125
                      53,600 Baxter International, Inc.                                   2,479,000
                      23,200 Becton, Dickinson & Co.                                      1,068,650
                      21,100 (b)Beverly Enterprises, Inc.                                   315,181
                      21,500 Biomet, Inc.                                                   536,156
                      37,200 (b)Boston Scientific Corp.                                   1,692,600
                     191,000 Bristol-Myers Squibb Co.                                    16,760,250
                      20,800 Cardinal Health, Inc.                                        1,544,400
                     124,807 Columbia/HCA Healthcare Corp.                                3,525,797
                         785 (b)Crescendo Pharmaceuticals Corp.                               8,880
                      28,400 Guidant Corp.                                                1,633,000
                      37,900 HBO & Co.                                                    1,648,650
                      65,800 (b)HEALTHSOUTH Corp.                                         1,682,013
                      31,400 (b)Humana, Inc.                                                659,400
                     255,000 Johnson & Johnson                                           14,630,625
                         536 (b)Ligand Pharmaceuticals, Inc., Warrants                        5,360
                     213,200 Lilly (Eli) & Co.                                           14,257,750
                      12,150 Manor Care, Inc.                                               416,897
                      89,600 Medtronic, Inc.                                              3,897,600
                     231,500 Merck & Co., Inc.                                           20,661,375
                     247,700 Pfizer, Inc.                                                17,524,775
                      97,255 Pharmacia & Upjohn, Inc.                                     3,087,846
                     140,400 Schering Plough Corp.                                        7,871,175
                       4,800 Shared Medical Systems Corp.                                   262,800
                      17,550 (b)St. Jude Medical, Inc.                                      531,984
                      58,000 (b)Tenet Healthcare Corp.                                    1,772,625

 FEDERATED MAX-CAP FUND

           SHARES                                                                       VALUE
 (A)COMMON STOCKS--CONTINUED
 HEALTH CARE--CONTINUED
                      14,100 U.S. Surgical Corp.                                   $        379,819
                      35,900 United Healthcare Corp.                                      1,662,619
                      52,000 Warner-Lambert Co.                                           7,445,750
                                 TOTAL                                                  152,278,968
 PRODUCER MANUFACTURING--7.6%
                       5,300 Aeroquip-Vickers, Inc.                                         275,931
                     108,500 Allied-Signal, Inc.                                          3,906,000
                       7,800 Armstrong World Industries, Inc.                               519,188
                      14,300 Case Corp.                                                     855,319
                      72,100 Caterpillar, Inc.                                            3,695,125
                       7,400 Cincinnati Milacron, Inc.                                      205,350
                      23,400 Cooper Industries, Inc.                                      1,219,725
                       8,750 Crane Co.                                                      363,671
                       7,400 Cummins Engine Co., Inc.                                       450,937
                      48,000 Deere & Co.                                                  2,526,000
                      21,200 Dover Corp.                                                  1,431,000
                      33,200 Dresser Industries, Inc.                                     1,398,550
                      85,000 Emerson Electric Co.                                         4,457,187
                       7,000 (b)FMC Corp.                                                   565,687
                     627,400 General Electric Co.                                        40,506,513
                       9,600 General Signal Corp.                                           385,200
                       9,478 Harnischfeger Industries, Inc.                                 373,196
                      24,400 Honeywell, Inc.                                              1,660,725
                      22,700 ITT Industries, Inc.                                           716,469
                      47,800 Illinois Tool Works, Inc.                                    2,351,163
                      31,800 Ingersoll-Rand Co.                                           1,238,213
                      16,100 Johnson Controls, Inc.                                         722,488
                      22,000 Loews Corp.                                                  2,457,125
                      31,600 Masco Corp.                                                  1,386,450
                      10,200 McDermott International, Inc.                                  370,388
                      13,500 (b)Meritor Automotive, Inc.                                    301,219
                      79,600 Minnesota Mining & Manufacturing Co.                         7,283,400
                       1,548 NACCO Industries, Inc., Class A                                159,444
                       8,800 National Service Industries, Inc.                              389,400

 FEDERATED MAX-CAP FUND

           SHARES                                                                       VALUE
 (A)COMMON STOCKS--CONTINUED
 PRODUCER MANUFACTURING--CONTINUED
                      13,970 (b)Navistar International Corp.                       $        323,929
                      14,880 PACCAR, Inc.                                                   670,530
                      21,400 Parker-Hannifin Corp.                                          894,788
                      27,700 Pitney Bowes, Inc.                                           2,196,956
                       8,300 Raychem Corp.                                                  751,669
                      32,600 Tenneco, Inc.                                                1,464,963
                      31,600 Textron, Inc.                                                1,826,875
                      28,800 (b)Thermo Electron Corp.                                     1,074,600
                      10,500 Thomas & Betts Corp.                                           522,375
                      11,700 Timken Co.                                                     391,950
                     102,200 Tyco International, Ltd.                                     3,858,050
                     124,000 Westinghouse Electric Corp.                                  3,278,250
                      19,500 Whitman Corp.                                                  511,875
                      62,300 Xerox Corp.                                                  4,941,169
                                 TOTAL                                                  104,879,042
 RETAIL TRADE--4.7%
                      46,900 Albertsons, Inc.                                             1,729,437
                      54,100 American Stores Co.                                          1,389,693
                      28,900 (b)AutoZone, Inc.                                              854,356
                      33,000 CVS Corp.                                                    2,023,313
                      19,300 (b)Charming Shoppes, Inc.                                      100,118
                      18,900 Circuit City Stores, Inc.                                      753,637
                      40,750 (b)Costco Cos., Inc.                                         1,568,875
                      41,700 Dayton-Hudson Corp.                                          2,619,281
                      21,100 Dillards, Inc., Class A                                        809,712
                      40,100 (b)Federated Department Stores, Inc.                         1,764,400
                      51,400 Gap (The), Inc.                                              2,733,837
                      11,200 Giant Foods, Inc., Class A                                     343,000
                       7,200 Great Atlantic & Pacific Tea Co., Inc.                         220,950
                      13,500 Harcourt General, Inc.                                         675,844
                     139,850 Home Depot, Inc.                                             7,779,156
                      93,300 (b)K Mart Corp.                                              1,230,394
                      48,700 (b)Kroger Co., Inc.                                          1,588,838
                      52,064 Limited, Inc.                                                1,226,758

 FEDERATED MAX-CAP FUND

           SHARES                                                                       VALUE
 (A)COMMON STOCKS--CONTINUED
 RETAIL TRADE--CONTINUED
                       7,500 Longs Drug Stores Corp.                               $        187,969
                      33,300 Lowe's Cos., Inc.                                            1,386,113
                      44,600 May Department Stores Co.                                    2,402,825
                       6,800 Mercantile Stores Co., Inc.                                    400,775
                      15,300 Nordstrom, Inc.                                                937,125
                      47,700 Penney (J.C.) Co., Inc.                                      2,799,394
                      11,600 Pep Boys-Manny Moe & Jack                                      292,175
                      23,600 Rite Aid Corp.                                               1,401,250
                      75,000 Sears, Roebuck & Co.                                         3,140,625
                      31,300 TJX Cos., Inc.                                                 927,263
                      20,330 Tandy Corp.                                                    698,844
                      54,700 (b)Toys 'R' Us, Inc.                                         1,863,219
                     434,000 Wal-Mart Stores, Inc.                                       15,244,250
                      94,300 Walgreen Co.                                                 2,652,188
                      28,100 Winn-Dixie Stores, Inc.                                      1,043,213
                      25,900 (b)Woolworth (F.W.) Co.                                        492,100
                                 TOTAL                                                   65,280,927
 SERVICES--4.9%
                      39,035 Browning-Ferris Industries, Inc.                             1,268,638
                      78,475 (b)CUC International, Inc.                                   2,315,013
                      18,800 (b)Clear Channel Communications, Inc.                        1,240,800
                      31,600 Cognizant Corp.                                              1,238,325
                      29,200 Darden Restaurants, Inc.                                       332,150
                      15,400 Deluxe Corp.                                                   504,350
                     129,400 Disney (Walt) Co.                                           10,643,150
                      28,300 Donnelley (R.R.) & Sons Co.                                    923,287
                      18,400 Dow Jones & Co.                                                855,600
                      32,700 Dun & Bradstreet Corp.                                         933,993
                      28,900 Equifax, Inc.                                                  897,706
                       7,100 Fleming Cos., Inc.                                             119,812
                      16,100 Fluor Corp.                                                    662,112
                       7,600 Foster Wheeler Corp.                                           249,375
                      54,400 Gannett Co., Inc.                                            2,859,400
                       9,500 Grainger (W.W.), Inc.                                          830,656

 FEDERATED MAX-CAP FUND

           SHARES                                                                       VALUE
 (A)COMMON STOCKS--CONTINUED
 SERVICES--CONTINUED
                      30,400 (b)HFS, Inc.                                          $      2,143,200
                       5,700 Harland (John H.) Co.                                          127,894
                      19,150 (b)Harrah's Entertainment, Inc.                                377,016
                      47,900 Hilton Hotels Corp.                                          1,475,919
                      22,300 (b)ITT Corp.                                                 1,665,531
                      25,500 Ikon Office Solutions, Inc.                                    721,969
                      23,850 Interpublic Group Cos., Inc.                                 1,132,875
                       7,050 King World Productions, Inc.                                   333,113
                      17,700 Knight-Ridder, Inc.                                            924,825
                      63,000 Laidlaw, Inc.                                                  889,875
                      24,400 Marriott Corp.                                               1,701,900
                     131,800 McDonald's Corp.                                             5,906,288
                      19,000 McGraw-Hill Cos., Inc.                                       1,242,125
                      10,200 Meredith Corp.                                                 347,438
                      34,300 (b)Mirage Resorts, Inc.                                        857,500
                      16,416 Moore Corp. Ltd.                                               265,734
                      18,100 New York Times Co., Class A                                    990,975
                      10,850 Safety-Kleen Corp.                                             240,056
                      48,200 Service Corp. International                                  1,467,088
                      12,500 Super Valu Stores, Inc.                                        457,813
                      33,800 Sysco Corp.                                                  1,352,000
                     107,240 Time Warner, Inc.                                            6,186,408
                      19,200 Times Mirror Co., Class A                                    1,039,200
                      23,500 Tribune Co.                                                  1,295,438
                      29,330 (b)Tricon Global Restaurants, Inc.                             889,066
                     115,800 (b)U.S. West Media Group                                     2,923,950
                      67,668 (b)Viacom, Inc., Class B                                     2,046,957
                      86,857 Waste Management, Inc.                                       2,030,282
                      25,200 Wendy's International, Inc.                                    529,200
                                 TOTAL                                                   67,436,002
 TECHNOLOGY--14.9%
                      66,000 (b)3Com Corp.                                                2,734,875
                      42,080 AMP, Inc.                                                    1,893,600
                      14,000 Adobe System, Inc.                                             668,500

 FEDERATED MAX-CAP FUND

           SHARES                                                                       VALUE
 (A)COMMON STOCKS--CONTINUED
 TECHNOLOGY--CONTINUED
                      27,000 (b)Advanced Micro Devices, Inc.                       $        621,000
                      16,762 (b)Andrew Corp.                                                388,669
                      24,400 (b)Apple Computer, Inc.                                        415,563
                      69,800 (b)Applied Materials, Inc.                                   2,329,575
                       9,200 Autodesk, Inc.                                                 340,400
                      56,100 Automatic Data Processing, Inc.                              2,868,113
                      38,100 (b)Bay Networks, Inc.                                        1,204,913
                     191,908 Boeing Co.                                                   9,187,596
                      30,200 (b)Cabletron Systems, Inc.                                     875,800
                      15,500 (b)Ceridian Corp.                                              605,468
                     128,200 (b)Cisco Systems, Inc.                                      10,516,406
                     144,847 (b)Compaq Computer Corp.                                     9,233,996
                      69,775 Computer Associates International, Inc.                      5,202,598
                      14,800 (b)Computer Sciences Corp.                                   1,049,875
                      22,500 (b)DSC Communications Corp.                                    548,437
                       9,200 (b)Data General Corp.                                          177,100
                      63,400 (b)Dell Computer Corp.                                       5,079,925
                      28,900 (b)Digital Equipment Corp.                                   1,446,806
                       8,700 EG & G, Inc.                                                   179,981
                      47,300 (b)EMC Corp. Mass                                            2,648,800
                      85,000 First Data Corp., Class                                      2,470,312
                      12,020 General Dynamics Corp.                                         975,874
                      15,200 Harris Corp.                                                   663,100
                     199,300 Hewlett-Packard Co.                                         12,294,319
                     312,900 Intel Corp.                                                 24,093,300
                     188,200 International Business Machines Corp.                       18,455,363
                      16,000 (b)KLA-Tencor Corp.                                            703,000
                      27,200 (b)LSI Logic Corp.                                             593,300
                      37,088 Lockheed Martin Corp.                                        3,525,678
                     122,967 Lucent Technologies, Inc.                                   10,137,092
                      13,800 Mallinckrodt, Inc.                                             517,500
                      40,400 Micron Technology, Inc.                                      1,083,225
                     229,600 (b)Microsoft Corp.                                          29,848,000
                     114,100 Motorola, Inc.                                               7,045,675
                      27,800 (b)National Semiconductor Corp.                              1,000,800

 FEDERATED MAX-CAP FUND

           SHARES                                                                       VALUE
 (A)COMMON STOCKS--CONTINUED
 TECHNOLOGY--CONTINUED
                         125 (b)Netscape Communications                            $          4,109
                      28,200 (b)NextLevel Systems, Inc.                                     380,700
                      50,200 Northern Telecom Ltd.                                        4,502,313
                      12,800 Northrop Corp.                                               1,398,400
                      65,600 (b)Novell, Inc.                                                553,500
                     187,775 (b)Oracle Corp.                                              6,718,824
                      25,000 (b)Parametric Technology Corp.                               1,103,125
                       8,400 Perkin-Elmer Corp.                                             525,000
                      45,300 Raytheon Co.                                                 2,457,525
                      40,500 Rockwell International Corp.                                 1,984,500
                      14,200 Scientific-Atlanta, Inc.                                       263,588
                      46,600 (b)Seagate Technology, Inc.                                  1,264,025
                          47 (b)Siebel Systems, Inc.                                          1,884
                      33,900 (b)Silicon Graphics, Inc.                                      497,906
                      70,700 (b)Sun Microsystems, Inc.                                    2,421,475
                       6,400 Tektronix, Inc.                                                378,400
                      34,700 (b)Tellabs, Inc.                                             1,873,800
                      36,700 Texas Instruments, Inc.                                      3,915,431
                      32,300 (b)Unisys Corp.                                                429,994
                      45,200 United Technologies Corp.                                    3,164,000
                                 TOTAL                                                  207,463,033
 TRANSPORTATION--1.3%
                      17,600 (b)AMR Corp.                                                 2,049,300
                      29,811 Burlington Northern Santa Fe                                 2,832,045
                      41,700 CSX Corp.                                                    2,280,469
                       7,300 Caliber System, Inc.                                           380,513
                      14,600 Delta Air Lines, Inc.                                        1,470,950
                      22,000 (b)Federal Express Corp.                                     1,468,500
                      72,300 Norfolk Southern Corp.                                       2,322,638
                      15,000 Ryder Systems, Inc.                                            525,000
                      28,000 Southwest Airlines Co.                                         913,500
                      15,100 (b)USAir Group, Inc.                                           707,813
                      47,300 Union Pacific Corp.                                          2,897,125
                                 TOTAL                                                   17,847,853

 FEDERATED MAX-CAP FUND

           SHARES                                                                       VALUE
 (A)COMMON STOCKS--CONTINUED
 UTILITIES--9.7%
                     311,278 AT&T Corp.                                            $     15,233,167
                      96,500 (b)Airtouch Communications, Inc.                             3,727,312
                      35,300 Alltel Corp.                                                 1,248,737
                      36,300 American Electric Power Co., Inc.                            1,715,175
                     105,400 Ameritech Corp.                                              6,851,000
                      28,250 Baltimore Gas & Electric Co.                                   775,109
                     148,792 Bell Atlantic Corp.                                         11,884,761
                     190,000 BellSouth Corp.                                              8,989,375
                      29,000 Carolina Power & Light Co.                                   1,036,750
                      40,700 Central & SouthWest Corp.                                      877,593
                      30,240 Cinergy Corp.                                                  997,920
                      20,300 Coastal Corp.                                                1,220,537
                      10,600 Columbia Gas System, Inc.                                      765,850
                      66,850 Comcast Corp., Class A                                       1,838,375
                      45,000 Consolidated Edison Co.                                      1,541,250
                      18,300 Consolidated Natural Gas Co.                                   989,343
                      27,800 DTE Energy Co.                                                 854,850
                      35,650 Dominion Resources, Inc.                                     1,325,734
                      68,972 Duke Energy Corp.                                            3,327,899
                       3,700 Eastern Enterprises                                            144,993
                      76,100 Edison International                                         1,950,062
                      58,600 Enron Corp.                                                  2,226,800
                      46,200 Entergy Corp.                                                1,129,012
                      34,900 FPL Group, Inc.                                              1,803,894
                      31,500 Frontier Corp.                                                 681,187
                      23,100 GPU, Inc.                                                      835,931
                     183,200 GTE Corp.                                                    7,774,550
                      40,451 Houston Industries, Inc.                                       879,808
                     132,600 MCI Communications Corp.                                     4,707,300
                       9,300 NICOR, Inc.                                                    358,631
                      26,800 Niagara Mohawk Power Corp.                                     259,625
                      14,100 Northern States Power Co.                                      710,288
                      29,200 Ohio Edison Co.                                                722,700
                       5,100 Oneok, Inc.                                                    174,994
                      84,000 P G & E Corp.                                                2,147,250
                      31,600 P P & L Resources, Inc.                                        683,350

 FEDERATED MAX-CAP FUND

         SHARES OR
         PRINCIPAL
           AMOUNT                                                                       VALUE

 (A)COMMON STOCKS--CONTINUED
 UTILITIES--CONTINUED
                      15,800 Pacific Enterprises                                   $        516,463
                      56,800 Pacificorp                                                   1,231,850
                      42,600 Peco Energy Co.                                                966,488
                       6,400 Peoples Energy Corp.                                           228,800
                      45,200 Public Service Enterprises Group, Inc.                       1,172,375
                     175,123 SBC Communications, Inc.                                    11,142,201
                      20,600 Salomon, Inc.                                                1,600,363
                      16,400 Sonat, Inc.                                                    753,375
                     131,200 Southern Co.                                                 3,009,400
                      82,500 Sprint Corp.                                                 4,290,000
                      97,000 (b)Tele-Communications, Inc., Class A                        2,224,938
                      46,125 Texas Utilities Co.                                          1,654,734
                      91,900 U.S. West, Inc.                                              3,658,769
                      41,400 Unicom Corp.                                                 1,159,200
                      19,600 Union Electric Co.                                             738,675
                      30,500 Williams Cos., Inc. (The)                                    1,553,594
                     172,900 (b)WorldCom, Inc.                                            5,813,763
                                  TOTAL                                                 134,106,100
                                  TOTAL COMMON STOCKS                                 1,353,883,085
                                 (IDENTIFIED COST $927,747,662)
 (C)SHORT-TERM U.S. GOVERNMENT OBLIGATION--0.2%
 $                 3,000,000 United States Treasury Bill, 12/18/1997 (identified          2,982,390
                             cost $2,981,180)
 (D)REPURCHASE AGREEMENT--2.5%
                   34,490,000BT Securities Corp., 5.71%, dated 10/31/1997, due           34,490,000
                             11/3/1997 (at amortized cost)
                                  TOTAL INVESTMENTS                                 $ 1,391,355,475
                                  (IDENTIFIED COST $965,218,842)(E)

(a) The Fund purchases Index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the Index and minimizing trading costs. The underlying face amount, at value, of open Index futures contracts is $33,726,000 at October 31, 1997, which represents 2.4% of net assets. Taking into consideration these open Index futures contracts, the Fund's effective total exposure to the Index is 100.0%.

(b) Non-income producing security.

(c) Represents a security held as collateral which is used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

(d) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(e) The cost of investments for federal tax purposes amounts to $968,538,573. The net unrealized appreciation of investments on a federal tax basis amounts to $422,816,902 which is comprised of $550,383,690 appreciation and $127,566,788 depreciation at October 31, 1997.

Note: The categories of investments are shown as a percentage of net assets ($1,388,067,266) at October 31, 1997.

The following acronyms are used throughout this portfolio: ADR --American Depository Receipt
MBIA --Municipal Bond Investors Assurance

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

FEDERATED MAX-CAP FUND

OCTOBER 31, 1997

 ASSETS:
 Total investments in securities, at value (identified cost                         $ 1,391,355,475
 $965,218,842 and tax cost $968,538,573)
 Income receivable                                                                        1,596,975
 Receivable for investments sold                                                            302,684
 Receivable for shares sold                                                               5,378,711
 Receivable for daily variation margin                                                    2,272,440
 Deferred expenses                                                                              250
   Total assets                                                                       1,400,906,535
 LIABILITIES:
 Payable for investments purchased                                     $   292,051
 Payable for shares redeemed                                             9,507,861
 Payable to Bank                                                         2,743,338
 Accrued expenses                                                          296,019
   Total liabilities                                                                     12,839,269
 Net Assets for 70,486,376 shares outstanding                                       $ 1,388,067,266
 NET ASSETS CONSIST OF:
 Paid in capital                                                                    $   918,706,526
 Net unrealized appreciation of investments and futures contracts                       425,113,970
 Accumulated net realized gain on investments and futures contracts                      43,086,633
 Undistributed net investment income                                                      1,160,137
   Total Net Assets                                                                 $ 1,388,067,266
 NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
 INSTITUTIONAL SHARES:
 $1,142,081,302 / 57,977,259 shares outstanding                                              $19.70
 INSTITUTIONAL SERVICE SHARES:
 $245,985,964 / 12,509,117 shares outstanding                                                $19.66

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

FEDERATED MAX-CAP FUND

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Dividends                                                                            $  20,904,146
 Interest                                                                                 3,424,184
   Total income                                                                          24,328,330
 EXPENSES:
 Investment advisory fee                                               $   3,606,538
 Custodian fees                                                              107,138
 Transfer and dividend disbursing agent fees and                             246,738
 expenses
 Directors'/Trustees' fees                                                    14,405
 Auditing fees                                                                14,355
 Legal fees                                                                    5,146
 Portfolio accounting fees                                                   153,444
 Distribution services fee--Institutional Service                            429,722
 Shares
 Shareholder services fee--Institutional Shares                            2,668,873
 Shareholder services fee--Institutional Service                             358,102
 Shares
 Share registration costs                                                    178,972
 Printing and postage                                                         18,479
 Insurance premiums                                                            9,848
 Taxes                                                                        16,654
 Miscellaneous                                                                 8,413
   Total expenses                                                          7,836,827
 Waivers and reimbursements--
   Waiver of investment advisory fee                   $   (573,407)
   Waiver of distribution services fee--Institutional      (315,130)
 Service Shares
   Waiver of shareholder services fee--Institutional     (2,668,873)
 Shares
   Waiver of shareholder services fee--Institutional        (42,972)
 Service Shares
     Total waivers                                                        (3,600,382)
       Net expenses                                                                       4,236,445
         Net investment income                                                           20,091,885
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FUTURES CONTRACTS:
 Net realized gain on investments and futures                                            47,684,197
 contracts
 Net change in unrealized appreciation (depreciation)                                   237,223,689
 of investments and futures contracts
   Net realized and unrealized gain on investments                                      284,907,886
 and futures contracts
     Change in net assets resulting from operations                                   $ 304,999,771

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

FEDERATED MAX-CAP FUND

                                                                       YEAR ENDED OCTOBER 31,
                                                                       1997              1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                             $    20,091,885  $    17,495,782
 Net realized gain (loss) on investments and futures contracts          47,684,197       13,947,611
 ($45,104,576 and $14,649,222, respectively, as computed for federal tax purposes)
 Net change in unrealized appreciation/depreciation of                 237,223,689      134,550,523
 investments and futures contracts
   Change in net assets resulting from operations                      304,999,771      165,993,916
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Institutional Shares                                                (19,400,997)     (17,109,255)
   Institutional Service Shares                                         (2,132,811)        (847,955)
 Distributions from net realized gains on investments and
 futures contracts
   Institutional Shares                                                (13,509,884)     (98,597,371)
   Institutional Service Shares                                         (1,138,590)      (4,696,377)
     Change in net assets resulting from distributions to              (36,182,282)    (121,250,958)
 shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                          751,612,116      680,420,450
 Net asset value of shares issued to shareholders in payment of         17,547,453       65,168,316
 distributions declared
 Cost of shares redeemed                                              (608,777,760)    (545,896,207)
   Change in net assets resulting from share transactions              160,381,809      199,692,559
     Change in net assets                                              429,199,298      244,435,517
 NET ASSETS:
 Beginning of period                                                   958,867,968      714,432,451
 End of period (including undistributed net investment income of   $ 1,388,067,266  $   958,867,968
 $1,160,137 and $2,602,260, respectively)

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

FEDERATED MAX-CAP FUND

OCTOBER 31, 1997

ORGANIZATION

Federated Index Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Federated Max-Cap Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. At October 31, 1997, the Fund offered two classes of shares: Institutional Shares and Institutional Service Shares. Effective November 3, 1997, the Trustees established a new class of shares named Class C Shares. The investment objective of the Fund is to provide investment results that correspond to the aggregate price and dividend performance of publicly-traded common stocks, by duplicating the composition of the Index.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank or broker to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of these agreements. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

FUTURES CONTRACTS

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. For the period ended October 31, 1997, the Fund had net realized gains of $16,029,370 on future contracts.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. At October 31, 1997, the Fund had outstanding futures contracts as set forth below:

                                                             UNREALIZED
                     CONTRACTS TO                           APPRECIATION
 EXPIRATION DATE    DELIVER/RECEIVE         POSITION       (DEPRECIATION)
 December 1997        146 S&P 500 Index       Long          ($1,022,663)
                           Futures

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                             YEAR ENDED OCTOBER 31,
                                    1997 1996
 INSTITUTIONAL SHARES                           SHARES       AMOUNT           SHARES        AMOUNT
 Shares sold                                 30,235,597    $  544,279,687    42,819,916   $  622,123,488
 Shares issued to shareholders in               873,354        14,693,792     4,444,520       60,563,340
 payment of distributions declared
 Shares redeemed                            (31,244,017)     (559,167,698)  (35,228,936)    (503,599,044)
   Net change resulting from                   (135,066)    $    (194,219)    12,035,500   $  179,087,784
   Institutional Share transactions
                             YEAR ENDED OCTOBER 31,
                                    1997 1996
INSTITUTIONAL SERVICE SHARES                        SHARES       AMOUNT            SHARES         AMOUNT
Shares sold                                       11,212,771   $  207,332,429       4,027,604    $   58,296,962
Shares issued to shareholders in payment
of distributions declared                            165,190        2,853,661         337,876         4,604,976
Shares redeemed                                   (2,667,078)     (49,610,062)     (2,957,950)      (42,297,163)
  Net change resulting from Institutional
  Service Share transactions                       8,710,883   $  160,576,028       1,407,530    $   20,604,775
     Net change resulting from share
     transactions                                  8,575,817   $  160,381,809      13,443,030    $  199,692,559


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's manager (the "Manager"), receives for its services an annual investment advisory fee equal to 0.30% of the Fund's average daily net assets.

The Manager has entered into a sub-management contract with ANB Investment Management and Trust Company ("Sub-Manager"). The Manager shall pay the Sub-Manager a management advisory fee based on the average daily net assets of the Fund as follows: 0.05% on the first $100 million, 0.02% on the next $100 million, and 0.01% thereafter. The Manager may voluntarily choose to waive any portion of its fee. The Manager can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion. For the fiscal year ended October 31, 1997, Institutional Shares fully waived its shareholder services fee.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.30% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive a portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 1997, were as follows:

PURCHASES    $352,664,111
SALES        $179,077,537


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of FEDERATED INDEX TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Max-Cap Fund (a portfolio of Federated Index Trust), as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Max-Cap Fund of Federated Index Trust at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
December 12, 1997


NOTES

NOTES

[Graphic]
Federated Investors


Federated Max-Cap Fund
(A Portfolio of Federated Index Trust)
Institutional Service Shares

PROSPECTUS
DECEMBER 31, 1997

An Open-End, Diversified Management Investment Company

FEDERATED MAX-CAP FUND INSTITUTIONAL SERVICE SHARES Federated Investors Funds 5800 Corporate Drive Pittsburgh, PA 15237-7000
DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
MANAGER
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
SUB-MANAGER
ANB Investment Management and Trust Co.
One North LaSalle Street Chicago, IL 60690
CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600 INDEPENDENT AUDITORS Ernst & Young LLP One Oxford Centre Pittsburgh, PA 15219


[Graphic]
Federated Securities Corp., Distributor
1-800-245-7400
www.federatedinvestors.com

Cusip 31420E403
0032104A-SS (12/97)

[Graphic]







FEDERATED MAX-CAP FUND

(A PORTFOLIO OF FEDERATED INDEX TRUST)

CLASS C SHARES

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES
STATEMENT OF ADDITIONAL INFORMATION

The Class C Shares, Institutional Shares and Institutional Service Shares of Federated Max-Cap Fund (the "Fund") (a portfolio of Federated Index Trust) represent interests in a diversified portfolio of securities. This Statement of Additional Information should be read with the prospectus for Class C Shares dated November 10, 1997, and the respective prospectuses for Institutional Shares and Institutional Service Shares dated December 31, 1997. This Statement is not a prospectus itself. You may request a copy of a prospectus or a paper copy of this Statement of Additional Information, if you have received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED MAX-CAP FUND
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PENNSYLVANIA 15237-7000

Statement dated December 31, 1997

[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
Pittsburgh, PA 15222-3779
1-800-245-7400
www.federatedinvestors.com


Cusip 31420E106
Cusip 31420E403
Cusip 31420E502
0032104B (12/97)


[Graphic]

TABLE OF CONTENTS

 GENERAL INFORMATION ABOUT THE FUND 1 INVESTMENT OBJECTIVE AND POLICIES 1 Types of Investments 1 When-Issued and Delayed Delivery Transactions 3 Lending of Portfolio Securities 3 Reverse Repurchase Agreements 3 Portfolio Turnover 3 INVESTMENT LIMITATIONS 3 Investing in Commodities 3 Selling Short and Buying on Margin 3 Lending Cash or Securities 3 Underwriting 4 Investing in Issuers Whose Securities are Owned by Officers and Trustees of the Trust 4 Issusing Senior Securities and Borrowing Money 4 Pledging Assets 4 Diversification of Investments 4 Concentration of Investments 4 Investing in Real Estate 4 Investing in Restricted Securities 4 Writing Covered Call Options 4 Investing in Put Options 4 Acquiring Securities 5 Investing in Illiquid Securities 5 FEDERATED INDEX TRUST MANAGEMENT 5 Fund Ownership 9 Trustees Compensation 9 Trustee Liability 10 MANAGEMENT SERVICES 10 Managers to the Fund 10 Management Fees 10 Other Related Services 10 BROKERAGE TRANSACTIONS 10 OTHER SERVICES 11 Custodian and Portfolio Accountant 11 Transfer Agent 11 Independent Auditors 11 PURCHASING SHARES 11 Reinvestment Privilege (Class C Shares) 11 DISTRIBUTION PLAN (CLASS C SHARES) AND SHAREHOLDER SERVICES 11 Conversion to Federal Funds 12 DETERMINING NET ASSET VALUE 12 Determining Market Value of Securities 12 REDEEMING SHARES 12 Redemption in Kind 12 Contingent Deferred Sales Charge (Class C Shares) 13 MASSACHUSETTS PARTNERSHIP LAW 13 TAX STATUS 13 The Fund's Tax Status 13 Shareholders' Tax Status 13 Capital Gains 13 TOTAL RETURN 13 YIELD 14 PERFORMANCE COMPARISONS 15 Economic and Market Information 15 ABOUT FEDERATED INVESTORS 15 Mutual Fund Market 15 Institutional Clients 15 Trust Organizations 16 Broker/Dealers and Bank Broker/Dealers Subsidiaries 16 STANDARD & POOR'S 16

GENERAL INFORMATION ABOUT THE FUND

Federated Max-Cap Fund (the "Fund") is a portfolio of Federated Index Trust (the "Trust"), which was established as a Massachusetts business trust under a Declaration of Trust dated January 30, 1990. On December 5, 1994, the Trustees changed the name of the Fund from the Max-Cap Fund to Federated Max-Cap Fund. Shares of the Fund are offered in three classes, known as Class C Shares, Institutional Shares and Institutional Service Shares (individually and collectively referred to as "Shares"). This Statement of Additional Information relates to the Shares of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide investment results that correspond to the aggregate price and dividend performance of publicly-traded common stocks, by duplicating the composition of the Standard & Poor's 500 Composite Stock Price Index. The investment objective cannot be changed without approval of shareholders. The policies described below may be changed by the Board of Trustees ("Trustees") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

TYPES OF INVESTMENTS

In addition to the common stocks described in the prospectus, the Fund may also invest in money market instruments and U.S. government obligations and securities in such proportions as, in the judgment of the managers, prevailing market conditions warrant.

MONEY MARKET INSTRUMENTS

The Fund may invest in the following money market instruments:

   * instruments of domestic and foreign banks and savings associations having capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation; and
   * prime commercial paper (rated A-1 by Standard and Poor's, Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service).

REPURCHASE AGREEMENTS

When purchasing U.S. government securities pursuant to repurchase agreements, in the event that a defaulting seller of the securities filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's managers to be creditworthy pursuant to guidelines established by the Trustees. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily.

U.S. GOVERNMENT OBLIGATIONS

The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

   * the full faith and credit of the U.S. Treasury;
   * the issuer's right to borrow from the U.S. Treasury;
   * the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
   * the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

   * The Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives;
   * Federal Home Loan Banks;
   * Farmers Home Administration; and
   * Federal National Mortgage Association

VARIABLE RATE U.S. GOVERNMENT SECURITIES

In the case of certain U.S. government securities purchased by the Fund that carry variable interest rates, these rates will reduce the changes in the market value of such securities from their original purchase prices.

Accordingly, the potential for capital appreciation or capital depreciation should not be greater than the potential for capital appreciation or capital depreciation of fixed interest rate U.S. government securities having maturities equal to the interest rate adjustment dates of the variable rate U.S. government securities.

STOCK INDEX FUTURES AND OPTIONS

The Fund may utilize stock index futures contracts and options on stocks, stock indices and stock index futures contracts for the purposes of managing cash flows into and out of the Fund's portfolio and potentially reducing transactional costs. The Fund may not use stock index futures contracts and options for speculative purposes.

As a means of reducing fluctuations in the net asset value of shares of the Fund, the Fund may attempt to hedge all or a portion of its portfolio through the purchase of listed put options on stocks, stock indices, and stock index futures contracts. These options will be used only as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving the Fund the right to make delivery of stock at a specified price, a put option on a stock index gives the Fund, as holder, the right to receive an amount of cash upon exercise of the option.

The Fund may also write covered call options. As the writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

The Fund may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in its portfolio; and (3) sell listed call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any such additional consideration). The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or expired.

The Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract. In general, contracts are closed out prior to their expiration. The Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or U.S. government securities approximately equal to 5-10% of the contract value. This amount is known as "initial margin," and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins," and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market." The Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because both the initial and variation margin resemble a performance bond or good faith deposit on the contract, they are returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since futures contracts margin does not involve the borrowing of funds to finance the transaction.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend its portfolio securities up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the sub-manager has determined are creditworthy under guidelines established by the Trustees and will receive collateral equal to at least 100% of the value of the securities loaned.

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. A reverse repurchase transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These assets are marked to market daily and maintained until the transaction is settled.

PORTFOLIO TURNOVER

The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. For the fiscal years ended October 31, 1997 and October 31, 1996, the portfolio turnover rates for the Fund were 16% and 3%, respectively.

INVESTMENT LIMITATIONS

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities. However, the Fund may purchase put options on stock index futures, put options on financial futures, and stock index futures contracts.

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin, other than in connection with buying stock index futures contracts, put options on stock index futures and put options on financial futures, but may obtain such short-term credits as are necessary for the clearance of transactions.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets except portfolio securities, the market value of which does not exceed one-third of the total value of the Fund's assets. This shall not prevent the purchase or holding of corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objective and policies or the Declaration of Trust of the Trust.

UNDERWRITING

The Fund will not underwrite any issue of securities except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies, and limitations.

INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST

The Fund will not purchase or retain the securities of any issuer in which the Officers and Trustees of the Trust or the Fund's investment adviser own a substantial financial interest.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities, except as permitted by its investment objective and policies, and except that the Fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding the Fund will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure the completion of the reverse repurchase agreements.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of the total assets at the time of the borrowing.

DIVERSIFICATION OF INVESTMENTS

The Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer, except U.S. government securities, or invest in more than 10% of the voting securities of one issuer.

CONCENTRATION OF INVESTMENTS

The Fund will not invest 25% or more of the value of its total assets in securities of companies in any one industry. However, investing in U.S. government obligations shall not be considered investing in any one industry.

INVESTING IN REAL ESTATE

The Fund will not buy or sell real estate, although it may invest in the marketable securities of companies whose business involves the purchase or sale of real estate or in marketable securities which are secured by real estate or interests in real estate.

INVESTING IN RESTRICTED SECURITIES

The Fund will not invest in securities subject to restrictions on resale under the federal securities laws, unless the securities are determined by the Fund's manager to be liquid under criteria established by the Fund's Trustees. The Fund will not invest more than 5% of its total assets in restricted securities.

The above investment limitations cannot be changed without shareholder approval. The following investment limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

WRITING COVERED CALL OPTIONS

The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

INVESTING IN PUT OPTIONS

The Fund will not purchase put options on securities, other than put options on stock indices, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

ACQUIRING SECURITIES

The Fund will not purchase securities of other investment companies except to the extent permitted by the Investment Company Act of 1940, or except as part of a merger, consolidation, or other acquisition. It will not invest in securities for the purpose of exercising control or management.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 15% of its net assets in securities which are illiquid, including certain restricted securities not determined by the Trustees to be liquid and repurchase agreements providing for settlement more than seven days after notice.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the past fiscal year and does not expect to do so during the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

FEDERATED INDEX TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Index Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Trustee of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President and Trustee

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

Glen R. Johnson
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc.

FUND OWNERSHIP

Officers and Trustees own less than 1% of the Fund's outstanding shares.

As of December 9, 1997, the following shareholders of record owned 5% or more of the outstanding Institutional Shares of the Fund: Mitra & Co., Milwaukee, WI, owned approximately 6,093,722 shares (10.30%).

As of December 9, 1997, the following shareholders of record owned 5% or more of the Institutional Service Shares of the Fund: Texas Commerce Bank as Trustee for Defined Contribution Plans, Houston, TX, owned approximately 732,371 shares (5.54%); and Fort Wayne National Bank, Fort Wayne, IN, owned approximately 1,140,934 shares (8.62%).

As of December 9, 1997, no shareholders of record owned 5% or more of the Fund's Class C Shares.

TRUSTEES COMPENSATION

                        AGGREGATE
 NAME,                  COMPENSATION
 POSITION WITH          FROM         TOTAL COMPENSATION PAID
 TRUST                  TRUST*#      FROM FUND COMPLEX+
 John F. Donahue        $0           $0 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 J. Christopher Donahue $0           $0 for the Trust and
 Executive Vice                      18 other investment companies in the
 President                           Fund Complex and Trustee
 Thomas G. Bigley       $1,137.00    $108,725 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 John T. Conroy, Jr.    $1,251.00    $119,615 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 William J. Copeland    $1,251.00    $119,615 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 James E. Dowd          $1,251.00    $119,615 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 Lawrence D. Ellis,
 M.D.                   $1,137.00    $108,725 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 Edward L. Flaherty,
 Jr.                    $1,251.00    $119,615 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 Peter E. Madden        $1,137.00    $108,725 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 John E. Murray, Jr.    $1,137.00    $108,725 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 Wesley W. Posvar       $1,137.00    $108,725 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 Marjorie P. Smuts      $1,137.00    $108,725 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex

* Information is furnished for the fiscal year ended October 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of three portfolios.

+ The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

MANAGEMENT SERVICES

MANAGERS TO THE FUND

The Fund's Manager is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

     The Fund's Sub-Manager is ANB Investment Management and Trust Company ("ANB"). Currently, it is a wholly-owned subsidiary of First Chicago Investment Management Company ("First Chicago"). First Chicago is a wholly-owned subsidiary of First National Bank of Chicago, which in turn, is a wholly-owned subsidiary of First Chicago NBD Corporation. The Sub-Manager's directors are J. Stephen Baine, Susan O. Jones, Nick G. Preda, J. Dirk Vos, Richard W. Wade, Thomas P. Micheals and Neil R. Wright. The officers of ANB are J. Stephen Baine, Chairman and President; Susan O. Jones, Chief Operating Officer; Neil R. Wright, Chief Investment Officer; and Thomas P. Micheals, Secretary and Treasurer. As described in the prospectus, it is anticipated that First Chicago will sell ANB to Northern Trust Corporation. After the sale, the directors are anticipated to be James M. Snyder, Barry G. Hastings, Perry R. Pero, Sheila A. Penrose and Jeffrey H. Wessel. After the sale, the officers are anticipated to be James M. Snyder, Chief Executive Officer and Jeffrey H. Wessel, President.

Neither the Manager nor the Sub-Manager shall be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by the Manager or Sub-Manager, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon either of them by their respective management contracts.

MANAGEMENT FEES

For its management services, Federated Management receives an annual fee as described in the prospectus. ANB receives an annual fee for its services as described in the prospectus, which will be paid by the Manager, based on the Fund's average daily net assets.

For the fiscal years ended October 31, 1997, 1996, and 1995, the Manager earned $3,606,538, $2,312,405, and $1,727,669, respectively, of which $573,407,
$490,571, and $433,282, respectively, was voluntarily waived due to undertakings to limit the Fund's expenses.

OTHER RELATED SERVICES

Affiliates of the manager may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of shares of funds offered by Federated Securities Corp.

BROKERAGE TRANSACTIONS

The Managers may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Managers and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Managers or their affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Managers or their affiliates might otherwise have paid, it would tend to reduce their expenses. The Managers and their affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended October 31, 1997, 1996, and 1995, the Fund paid total brokerage commissions of $37,996, $48,476, and $35,334, respectively.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Managers, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Managers are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Managers to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Trust/Fund. Federated Services Company, Pittsburgh, Pennsylvania, provides certain accounting and recordkeeping services with respect to the Trust's/Fund's portfolio investments. The fee paid for this service is based upon the level of the Trust's/Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditors for the Fund are Ernst & Young LLP, Pittsburgh, Pennsylvania.

PURCHASING SHARES

Shares are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing Shares is explained in the respective prospectuses under "Investing in Institutional Shares," "Investing in Institutional Service Shares" or
"Investing in the Fund" (Class C Shares).

REINVESTMENT PRIVILEGE (CLASS C SHARES)

The reinvestment privilege is available for all Class C Shares of the Fund. Class C Shares may be reinvested in the same Share class within 120 days but would not be entitled to a reimbursement of the contingent deferred sales charge if paid at the time of redemption. However, such reinvested shares would not be subject to a contingent deferred sales charge upon later redemption. In addition, if the Class C Shares were reinvested through a financial intermediary, the financial intermediary would not be entitled to an advanced payment from Federated Securities Corp. on the reinvested Shares. Federated Securities Corp. must be notified by the shareholder in writing or by his financial intermediary of the reinvestment in order to eliminate a sales charge or a contingent deferred sales charge. If the shareholder redeems Shares in the Fund, there may be tax consequences.

DISTRIBUTION PLAN (CLASS C SHARES) AND SHAREHOLDER SERVICES

With respect to Institutional Service Shares and Class C Shares, the Fund has adopted a Distribution Plan in accordance with Investment Company Act Rule 12b-1. Additionally, the Fund has adopted a Shareholder Services Agreement with respect to all classes of Shares.

These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Plan (Institutional Service Shares and Class C Shares only), the Trustees expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, the Fund may be able to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended October 31, 1997, the Fund paid shareholder services fees in the amount of $2,668,873, all of which was waived, for Institutional Shares.

For the fiscal year ended October 31, 1997, payment in the amount of $429,722, of which $315,130 was waived, pursuant to the Plan for Institutional Service Shares. In addition, the Fund paid shareholder services fees in the amount of $358,102, of which $42,972 was waived for Institutional Service Shares.

The Fund's Class C Shares did not exist prior to November 10, 1997.

CONVERSION TO FEDERAL FUNDS

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. State Street Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value for each class of Shares is calculated by the Fund are described in the respective prospectus.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:

* for equity securities, according to the last sale price on a national securities exchange, if available;

* in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

* for bonds and other fixed income securities, at the last sale price on a national securities exchange if available, otherwise as determined by an independent pricing service;

* for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost; or

* for all other securities, at fair value as determined in good faith by the Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Fund will value stock index futures contracts, options on stock and stock indices and put options on stock index futures and financial futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Trustees determine in good faith that another method of valuing option positions is necessary to appraise their fair value.

REDEEMING SHARES

The Fund redeems Shares at the next computed net asset value after State Street Bank receives the redemption request. Redemption procedures are explained in the respective prospectuses under "Redeeming Institutional Shares," "Redeeming Institutional Service Shares," or "Redeeming and
Exchanging Shares" (Class C Shares).

REDEMPTION IN KIND

Although the Fund intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio.

Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Fund has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Fund is obligated to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.

CONTINGENT DEFERRED SALES CHARGE (CLASS C SHARES)

In computing the amount of the applicable Contingent Deferred Sales Charge, redemptions are deemed to have occurred in the following order: (1) Class C Shares acquired through the reinvestment of dividends and long-term capital gains; (2) Class C Shares held for more than one full year from the date of purchase; (3) Class C Shares held for less than one full year from the date of purchase on a first-in, first-out basis.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Trust on behalf of the Fund. To protect shareholders of the Fund, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders of the Fund for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument that the Trust enters into on behalf of the Fund.

In the unlikely event a shareholder of the Fund is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.

TAX STATUS

THE FUND'S TAX STATUS

The Fund will pay no federal income tax because the Fund expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

* derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

* invest in securities within certain statutory limits; and

* distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

Shareholders are subject to federal income tax on dividends received as cash or additional shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.

CAPITAL GAINS

Capital gains experienced by the Fund could result in an increase in dividends. Capital losses could result in a decrease in dividends. If the Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

TOTAL RETURN

The Fund's average annual total return for Institutional Shares for the one-year, five-year periods ended October 31, 1997, and for the period from July 2, 1990 (date of initial public investment) to October 31, 1997, was 31.51%, 19.42% and 16.60%, respectively.

The Fund's average annual total return for Institutional Service Shares for the one-year period ended October 31, 1997, and for the period from September 6, 1993 (date of initial public investment) to October 31, 1997, was 31.07% and 20.02%, respectively.

The Fund's Class C Shares did not exist prior to November 10, 1997.

The average annual total return for each class of the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the quarterly reinvestment of all dividends and distributions.

YIELD

The SEC yields for Institutional Shares and for Institutional Service Shares of the Fund for the thirty-day period ended October 31, 1997, were 1.27% and 0.96%, respectively. The Fund's Class C Shares did not exist prior to November 10, 1997.

The yield for Institutional Shares, Institutional Service Shares, and Class C Shares of the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This value is annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees.

PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

* portfolio quality;

* average portfolio maturity;

* type of instruments in which the portfolio is invested;

* changes in interest rates and market value of portfolio securities;

* changes in Fund or class expenses;

* the relative amount of Fund cash flow; and

* various other factors.

The performance of each class of Shares fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

* LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "index funds" category in advertising and sales literature.

* DOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA's index movements are leading economic indicators for the stock market as a whole.

* STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.

* MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Advertisements and other sales literature for each class of shares may quote total returns which are calculated on nonstandardized base periods. These total returns also represent the historic change in the value of an investment in either class of shares based on quarterly reinvestment of dividends over a specified period of time.

Advertising and other promotional literature may include charts, graphs or other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. The traders handle trillions of dollars in annual trading volume.

In the equity sector, Federated Investors has more than 26 years' experience. As of December 31, 1996, Federated Investors managed 31 equity funds totaling approximately $7.6 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated Investor's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high-yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

TRUST ORGANIZATIONS

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

STANDARD & POOR'S

The Fund is not sponsored, endorsed, sold or promoted by, or affiliated with, Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Federated Securities Corp. (the "Licensee") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of, the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein in connection with the rights licensed hereunder or for any other use. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

* Source: Investment Company Institute